Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 3 dated November 9, 2018
To

Prospectus dated September 25, 2018

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated September 25, 2018, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through November 8, 2018, we received and accepted subscriptions in our offerings for 112,359,886 shares of our common stock at an average price per share of $10.19, for corresponding gross proceeds of $1,144,647,643, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

QUARTERLY REPORT ON FORM 10-Q
FOR THE PERIOD ENDED SEPTEMBER 30, 2018

On November 9, 2018, we filed our Quarterly Report on Form 10-Q for the period ended September 30, 2018 with the SEC, a copy of which is appended hereto.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-Q

[x]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2018
OR

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from __________ to __________
Commission File Number 000-54755

CĪON Investment Corporation
(Exact name of registrant as specified in its charter)

Maryland	45-3058280
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York	10016
(Address of principal executive offices)	(Zip Code)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [x] No [ ]
Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files).
Yes [ ] No [ ]
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and "emerging growth company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [x]	Smaller reporting company [ ]
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
Yes [ ] No [x]
The number of shares of the registrant’s common stock, $0.001 par value, outstanding as of November 8, 2018 was 113,376,829.

CĪON INVESTMENT CORPORATION
FORM 10-Q

PART I – FINANCIAL INFORMATION
Item 1. Financial Statements
CĪON Investment Corporation
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	September 30, 2018	December 31, 2017
	(unaudited)
Assets
Investments, at fair value:
Non-controlled, non-affiliated investments (amortized cost of $1,873,894 and $1,692,978, respectively)	$1,872,228	$1,698,662
Non-controlled, affiliated investments (amortized cost of $47,338 and $19,422, respectively)	42,148	15,533
Total investments, at fair value (amortized cost of $1,921,232 and $1,712,400, respectively)	1,914,376	1,714,195
Cash	15,537	56,354
Due from counterparty	2,321	—
Interest receivable on investments	14,282	12,433
Receivable due on investments sold	13,645	29,524
Prepaid expenses and other assets	2,451	3,417
Total assets	$1,962,612	$1,815,923

Liabilities and Shareholders' Equity
Liabilities
Financing arrangements (net of unamortized debt issuance costs of $6,772 and $6,018, respectively)	$892,770	$705,447
Payable for investments purchased	35,158	36,439
Accounts payable and accrued expenses	1,011	1,432
Interest payable	3,542	2,311
Accrued management fees	9,164	7,821
Accrued subordinated incentive fee on income	5,573	3,222
Accrued administrative services expense	200	556
Due to CIG - offering costs	—	4
Total liabilities	947,418	757,232

Commitments and contingencies (Note 4 and Note 11)

Shareholders' Equity
Common stock, $0.001 par value; 500,000,000 shares authorized;
112,035,367 and 115,781,751 shares issued and outstanding, respectively	112	116
Capital in excess of par value	1,042,312	1,076,131
Undistributed net investment income	9,309	10,368
Accumulated net realized loss from investments	(10,349)	(10,385)
Accumulated net unrealized (depreciation) appreciation on investments	(6,856)	1,795
Accumulated net realized loss from total return swap(1)	(19,334)	(19,334)
Total shareholders' equity	1,015,194	1,058,691
Total liabilities and shareholders' equity	$1,962,612	$1,815,923
Net asset value per share of common stock at end of period	$9.06	$9.14
(1) See Note 7 for a discussion of the Company’s total return swap agreement.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statements of Operations
(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Investment income
Interest income:
Non-controlled, non-affiliated investments	$51,140	$37,212	$130,230	$99,117
Non-controlled, affiliated investments	293	—	641	—
Total interest income	51,433	37,212	130,871	99,117
Fee and other income	404	1,166	1,285	2,651
Total investment income	51,837	38,378	132,156	101,768
Operating expenses
Management fees	9,164	7,820	25,705	21,724
Administrative services expense	500	433	1,492	1,204
Subordinated incentive fee on income(1)	5,573	—	5,573	—
General and administrative(2)	1,407	1,803	4,993	5,220
Interest expense	12,901	6,920	32,670	15,543
Total operating expenses	29,545	16,976	70,433	43,691
Net investment income	22,292	21,402	61,723	58,077
Realized and unrealized (losses) gains
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	3,103	(2,800)	—	(5,142)
Non-controlled, affiliated investments	2	—	39	—
Total return swap(3)	—	67	—	(13,789)
Foreign currency	(12)	12	(3)	159
Net realized gains (losses)	3,093	(2,721)	36	(18,772)
Net change in unrealized (depreciation) appreciation on:
Non-controlled, non-affiliated investments	(9,620)	1,700	(7,349)	11,094
Non-controlled, affiliated investments	(408)	—	(1,302)	—
Total return swap(3)	—	—	—	15,402
Net change in unrealized (depreciation) appreciation	(10,028)	1,700	(8,651)	26,496
Net realized and unrealized (losses) gains	(6,935)	(1,021)	(8,615)	7,724
Net increase in net assets resulting from operations	$15,357	$20,381	$53,108	$65,801
Per share information—basic and diluted
Net increase in net assets per share resulting from operations	$0.14	$0.18	$0.46	$0.59
Weighted average shares of common stock outstanding	113,490,567	112,954,234	114,385,478	111,504,552
(1)  See Note 4 for a discussion of the methodology employed by the Company in calculating the subordinated incentive fee on income.
(2) See Note 10 for details of the Company's general and administrative expenses.
(3)  See Note 7 for a discussion of the Company's total return swap agreement.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statements of Changes in Net Assets
(in thousands, except share and per share amounts)

	Nine Months Ended September 30,
	2018	2017
	(unaudited)	(unaudited)
Changes in net assets from operations:
Net investment income	$61,723	$58,077
Net realized gain (loss) on investments	39	(5,142)
Net realized (loss) gain on foreign currency	(3)	159
Net change in unrealized (depreciation) appreciation on investments	(8,651)	11,094
Net realized loss on total return swap(1)	—	(13,789)
Net change in unrealized appreciation on total return swap(1)	—	15,402
Net increase in net assets resulting from operations	53,108	65,801
Changes in net assets from shareholders' distributions:(2)
Net investment income	(62,782)	(55,191)
Net realized gain on total return swap
Net interest and other income from TRS portfolio	—	(3,661)
Net gain on TRS loan sales(3)	—	(2,286)
Net decrease in net assets from shareholders' distributions	(62,782)	(61,138)
Changes in net assets from capital share transactions:
Issuance of common stock, net of issuance costs of $708 and $1,713, respectively	18,461	43,227
Reinvestment of shareholders' distributions	29,251	29,701
Repurchase of common stock	(81,535)	(30,167)
Net (decrease) increase in net assets resulting from capital share transactions	(33,823)	42,761

Total (decrease) increase in net assets	(43,497)	47,424
Net assets at beginning of period	1,058,691	999,763
Net assets at end of period	$1,015,194	$1,047,187

Net asset value per share of common stock at end of period	$9.06	$9.15
Shares of common stock outstanding at end of period	112,035,367	114,440,741

Undistributed net investment income at end of period	$9,309	$4,314

(1)	See Note 7 for a discussion of the Company’s total return swap agreement.

(2)	This table presents changes in net assets from shareholders' distributions on a GAAP basis. See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	During the nine months ended September 30, 2017, the Company realized losses on TRS loan sales of $19,736, which were not then deductible on a tax-basis.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Statements of Cash Flows
(in thousands)

	Nine Months Ended September 30,
	2018	2017
	(unaudited)	(unaudited)
Operating activities:
Net increase in net assets resulting from operations	$53,108	$65,801
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net accretion of discount on investments	(6,857)	(6,799)
Proceeds from principal repayment of investments	535,081	403,098
Purchase of investments	(1,003,789)	(1,139,000)
Paid-in-kind interest	(1,045)	(1,704)
Decrease (increase) in short term investments, net	106,503	(70,312)
Proceeds from sale of investments	161,230	218,395
Net realized (gain) loss on investments	(39)	5,142
Net unrealized depreciation (appreciation) on investments	8,651	(11,094)
Net unrealized appreciation on total return swap(1)	—	(15,402)
Amortization of debt issuance costs	2,363	1,272
(Increase) decrease in due from counterparty	(2,321)	139,715
(Increase) decrease in interest receivable on investments	(1,765)	(2,254)
(Increase) decrease in receivable due on investments sold	15,879	(12,147)
(Increase) decrease in receivable due on total return swap(1)	—	4,187
(Increase) decrease in prepaid expenses and other assets	(1,608)	(812)
Increase (decrease) in payable for investments purchased	(1,281)	39,869
Increase (decrease) in accounts payable and accrued expenses	(421)	(209)
Increase (decrease) in interest payable	1,231	1,113
Increase (decrease) in accrued management fees	1,343	2,040
Increase (decrease) in accrued administrative services expense	(356)	(599)
Increase (decrease) in due to CIG - offering costs	(4)	(18)
Increase (decrease) in subordinated incentive fee on income payable	2,351	—
Net cash used in operating activities	(131,746)	(379,718)

Financing activities:
Gross proceeds from issuance of common stock	19,169	44,940
Commissions and dealer manager fees paid	(708)	(1,715)
Repurchase of common stock	(81,535)	(30,167)
Shareholders' distributions paid(2)	(33,531)	(31,437)
Borrowings under financing arrangements(3)	213,077	406,698
Repayments of financing arrangements(3)	(25,000)	—
Debt issuance costs paid	(543)	(3,732)
Net cash provided by financing activities	90,929	384,587
Net (decrease) increase in cash and restricted cash	(40,817)	4,869
Cash and restricted cash, beginning of period	56,354	17,046
Cash and restricted cash, end of period	$15,537	$21,915

Supplemental disclosure of cash flow information:
Cash paid for interest	$29,065	$13,075
Supplemental non-cash financing activities:
Reinvestment of shareholders' distributions(2)	$29,251	$29,701

(1)	See Note 7 for a discussion of the Company’s total return swap agreement.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

(3)	See Note 8 for a discussion of the Company’s financing arrangements.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2018
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(e)	Cost(d)	Fair Value(c)
Senior Secured First Lien Debt - 137.5%
Academy, Ltd., L+400, 1.00% LIBOR Floor, 7/1/2022(q)	1 Month LIBOR	Retail	$14,451	$12,023	$11,293
Accommodations Plus Technologies LLC, L+500, 1.00% LIBOR Floor, 5/11/2024	3 Month LIBOR	Services: Business	3,579	3,512	3,525
Adams Publishing Group, LLC, L+750, 1.00% LIBOR Floor, 7/2/2023(p)(s)	2 Month LIBOR	Media: Advertising, Printing & Publishing	17,483	17,297	17,308
Adams Publishing Group, LLC, 0.38% Unfunded, 7/2/2020(p)(s)	None	Media: Advertising, Printing & Publishing	2,069	—	(21)
Advanced Integration Technology LP, L+475, 1.00% LIBOR Floor, 4/3/2023(q)	3 Month LIBOR	Aerospace & Defense	3,940	3,969	3,945
Aegis Toxicology Sciences Corp., L+550, 1.00% LIBOR Floor, 5/9/2025(k)(q)	2 Month LIBOR	Healthcare & Pharmaceuticals	10,000	9,800	9,775
AIS Holdco, LLC, L+500, 0.00% LIBOR Floor, 8/15/2025(q)	2 Month LIBOR	Banking, Finance, Insurance & Real Estate	5,556	5,484	5,549
Allen Media, LLC, L+650, 1.00% LIBOR Floor, 8/30/2023(p)(r)(s)	2 Month LIBOR	Media: Diversified & Production	80,000	78,027	78,000
ALM Media, LLC, L+450, 1.00% LIBOR Floor, 7/31/2020(q)	3 Month LIBOR	Media: Advertising, Printing & Publishing	13,272	12,343	11,895
American Clinical Solutions LLC, 12.50%, 6/11/2020(u)(w)	None	Healthcare & Pharmaceuticals	9,245	9,064	7,396
American Dental Partners, Inc., L+475, 1.00% LIBOR Floor, 8/29/2021(q)(s)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,694	10,300	10,708
American Media, Inc., L+800, 1.00% LIBOR Floor, 8/24/2020(p)	3 Month LIBOR	Media: Advertising, Printing & Publishing	19,634	19,572	20,026
American Media, Inc., 0.50% Unfunded, 8/24/2020	None	Media: Advertising, Printing & Publishing	1,778	(25)	36
American Teleconferencing Services, Ltd., L+650, 1.00% LIBOR Floor, 12/8/2021(p)(q)(r)(s)	2 Month LIBOR	Telecommunications	20,445	18,951	19,832
Analogic Corp., L+600, 1.00% LIBOR Floor, 6/21/2024(s)	1 Month LIBOR	Healthcare & Pharmaceuticals	30,000	29,428	29,700
AP Exhaust Acquisition, LLC, L+500, 1.00% LIBOR Floor, 5/10/2024(k)(q)(r)	2 Month LIBOR	Automotive	10,570	9,964	9,632
APCO Holdings, LLC, L+550, 0.00% LIBOR Floor, 6/9/2025(q)	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	11,577	11,466	11,679
Ascent Resources - Marcellus, LLC, L+650, 1.00% LIBOR Floor, 3/30/2023	1 Month LIBOR	Energy: Oil & Gas	712	712	718
Associated Asphalt Partners, LLC, L+525, 1.00% LIBOR Floor, 4/5/2024(q)	1 Month LIBOR	Construction & Building	10,864	10,690	10,898
Avetta, LLC, L+525, 1.00% LIBOR Floor, 4/10/2024	1 Month LIBOR	High Tech Industries	249	245	247
Cadence Aerospace, LLC, L+650, 1.00% LIBOR Floor, 11/14/2023(r)(s)	2 Month LIBOR	Aerospace & Defense	26,025	25,790	25,765
Canam Construction Inc., L+500, 1.00% LIBOR Floor, 7/1/2024	1 Month LIBOR	Construction & Building	4,987	4,975	5,037
Caraustar Industries, Inc., L+550, 1.00% LIBOR Floor, 3/14/2022(q)	3 Month LIBOR	Forest Products & Paper	5,535	5,586	5,588
Cardinal US Holdings, Inc., L+500, 1.00% LIBOR Floor, 7/31/2023(q)	2 Month LIBOR	Services: Business	8,415	7,902	8,278
CB URS Holdings Corp., L+525, 1.00% LIBOR Floor, 9/1/2024(q)(s)	1 Month LIBOR	Transportation: Cargo	14,550	14,481	14,705
Central Security Group, Inc., L+563, 1.00% LIBOR Floor, 10/6/2021(q)(s)	1 Month LIBOR	Services: Consumer	24,724	24,749	24,879
Charming Charlie LLC, L+1000, 1.00% LIBOR Floor, 4/24/2023(u)(v)(w)	2 Month LIBOR	Retail	3,214	1,912	2,121
Charming Charlie LLC, L+1000, 1.00% LIBOR Floor, 4/24/2023(u)(v)(w)	2 Month LIBOR	Retail	2,652	2,618	1,790
Charming Charlie LLC, 20.00%, 5/15/2019(v)	None	Retail	157	157	157
Charming Charlie LLC, 2.50% Unfunded, 5/15/2019(v)	None	Retail	1,938	—	—
CHC Solutions Inc., 12.00%, 7/20/2023	None	Healthcare & Pharmaceuticals	7,000	7,000	7,000
CircusTrix Holdings, LLC, L+550, 1.00% LIBOR Floor, 12/16/2021(r)(s)	1 Month LIBOR	Hotel, Gaming & Leisure	22,166	21,991	21,944
CircusTrix Holdings, LLC, 1.00% Unfunded, 12/27/2019	None	Hotel, Gaming & Leisure	2,675	—	(27)
Confie Seguros Holding II Co., L+525, 1.00% LIBOR Floor, 4/16/2022(q)	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	15,782	15,687	15,446
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2018
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(e)	Cost(d)	Fair Value(c)
Country Fresh Holdings, LLC, L+500, 1.00% LIBOR Floor, 3/31/2023(k)(s)	3 Month LIBOR	Beverage, Food & Tobacco	10,000	9,850	9,800
Covenant Surgical Partners, Inc., L+450, 0.00% LIBOR Floor, 10/4/2024(q)	1 Month LIBOR	Healthcare & Pharmaceuticals	2,420	2,414	2,432
Covenant Surgical Partners, Inc., 4.50% Unfunded, 10/4/2018	None	Healthcare & Pharmaceuticals	1	—	—
Datix Bidco Ltd., L+450, 0.00% LIBOR Floor, 4/28/2025(i)	6 Month LIBOR	High Tech Industries	250	245	246
David's Bridal, Inc., L+400, 1.25% LIBOR Floor, 10/11/2019(q)	2 Month LIBOR	Retail	3,406	3,149	3,033
Dayton Superior Corp., L+1400, 1.00% LIBOR Floor, 11/15/2021(q)(w)	3 Month LIBOR	Construction & Building	6,315	5,811	5,526
DBRS, Inc., L+525, 1.00% LIBOR Floor, 3/4/2022(i)(q)	2 Month LIBOR	Services: Business	5,862	5,705	5,884
Deluxe Entertainment Services Group Inc., L+550, 1.00% LIBOR Floor, 2/28/2020(q)	2 Month LIBOR	Media: Diversified & Production	16,175	16,106	14,881
DFC Global Facility Borrower II LLC, L+1075, 1.00% LIBOR Floor, 9/27/2022	1 Month LIBOR	Services: Consumer	24,420	24,300	24,420
DFC Global Facility Borrower II LLC, 0.50% Unfunded, 9/27/2019	None	Services: Consumer	5,580	—	—
DMT Solutions Global Corp., L+700, 0.00% LIBOR Floor, 7/2/2024(q)(s)	6 Month LIBOR	Services: Business	19,750	19,180	19,552
DXP Enterprises, Inc., L+475, 1.00% LIBOR Floor, 8/29/2023(i)(q)	1 Month LIBOR	Energy: Oil & Gas	9,900	9,813	9,993
Eagle Family Foods Group LLC, L+650, 1.00% LIBOR Floor, 6/14/2024(s)	3 Month LIBOR	Beverage, Food & Tobacco	14,963	14,643	14,626
EagleTree-Carbide Acquisition Corp., L+475, 1.00% LIBOR Floor, 8/28/2024(q)	3 Month LIBOR	Consumer Goods: Durable	19,850	19,714	19,850
Eastman Kodak Company, L+625, 1.00% LIBOR Floor, 9/3/2019(i)(q)	2 Month LIBOR	Consumer Goods: Durable	1,965	1,962	1,886
Elemica, Inc., L+700, 1.00% LIBOR Floor, 7/7/2021(p)(r)	1 Month LIBOR	High Tech Industries	17,106	16,833	17,021
Elemica, Inc., 0.50% Unfunded, 7/7/2021	None	High Tech Industries	2,500	(35)	(13)
Emmis Operating Company, L+700, 1.00% LIBOR Floor, 4/18/2019(q)	1 Month LIBOR	Media: Broadcasting & Subscription	1,364	1,319	1,356
Entertainment Studios P&A LLC, 11.47%, 5/18/2037(m)	None	Media: Diversified & Production	18,187	18,023	17,824
Entertainment Studios P&A LLC, 5.00%, 5/18/2037(m)	None	Media: Diversified & Production	—	—	1,152
EnTrans International, LLC, L+750, 1.00% LIBOR Floor, 6/4/2020(r)	1 Month LIBOR	Capital Equipment	11,906	10,038	11,906
ES Chappaquiddick LLC, 10.00%, 5/18/2022	None	Media: Diversified & Production	1,462	1,462	1,557
Evergreen Skills Lux S.À.R.L., L+475, 1.00% LIBOR Floor, 4/28/2021(i)(q)	1 Month LIBOR	High Tech Industries	10,210	9,710	9,751
F+W Media, Inc., L+650, 1.50% LIBOR Floor, 5/24/2022(v)(w)	1 Month LIBOR	Media: Diversified & Production	1,092	1,092	1,147
F+W Media, Inc., L+1000, 1.50% LIBOR Floor, 5/24/2022(p)(u)(v)(w)	1 Month LIBOR	Media: Diversified & Production	2,992	2,755	651
Flavors Holdings Inc., L+575, 1.00% LIBOR Floor, 4/3/2020(k)(p)	3 Month LIBOR	Consumer Goods: Non-Durable	3,000	2,835	2,850
Foundation Consumer Healthcare, LLC, L+650, 1.00% LIBOR Floor, 11/2/2023(p)(r)(s)	2 Month LIBOR	Healthcare & Pharmaceuticals	45,446	45,143	45,446
Foundation Consumer Healthcare, LLC, 0.50% Unfunded, 11/2/2023	None	Healthcare & Pharmaceuticals	4,211	(32)	—
Frontline Technologies Group Holding LLC, 1.00% Unfunded, 9/18/2019	None	High Tech Industries	328	—	(4)
Genesis Healthcare, Inc., L+600, 0.50% LIBOR Floor, 3/6/2023(i)(p)(s)	2 Month LIBOR	Healthcare & Pharmaceuticals	35,000	34,685	34,650
Harland Clarke Holdings Corp., L+475, 1.00% LIBOR Floor, 11/3/2023(q)(s)	3 Month LIBOR	Services: Business	14,233	14,171	13,681
Healogics, Inc., L+425, 1.00% LIBOR Floor, 7/1/2021(q)	2 Month LIBOR	Healthcare & Pharmaceuticals	4,812	4,603	4,535
Homer City Generation, L.P., L+1100, 1.00% LIBOR Floor, 4/5/2023(k)(p)	1 Month LIBOR	Energy: Oil & Gas	6,566	6,258	6,353
Hummel Station LLC, L+600, 1.00% LIBOR Floor, 10/27/2022(q)	1 Month LIBOR	Energy: Oil & Gas	9,975	9,550	9,651
Infinity Sales Group, LLC, L+1050, 1.00% LIBOR Floor, 11/21/2018(p)	3 Month LIBOR	Services: Business	7,873	7,822	7,873
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2018
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(e)	Cost(d)	Fair Value(c)
InfoGroup Inc., L+500, 1.00% LIBOR Floor, 4/3/2023(q)(r)(s)	3 Month LIBOR	Media: Advertising, Printing & Publishing	15,959	15,944	15,949
Instant Web, LLC, L+650, 0.00% LIBOR Floor, 12/15/2022(p)(r)(s)	1 Month LIBOR	Media: Advertising, Printing & Publishing	39,341	39,254	39,341
Instant Web, LLC, 0.50% Unfunded, 12/15/2022	None	Media: Advertising, Printing & Publishing	2,704	—	—
Intermedia Holdings, Inc., L+600, 1.00% LIBOR Floor, 7/21/2025(q)	3 Month LIBOR	High Tech Industries	12,500	12,378	12,562
International Seaways, Inc., L+600, 1.00% LIBOR Floor, 6/22/2022(i)(q)	1 Month LIBOR	Transportation: Cargo	9,750	9,594	9,792
Isagenix International, LLC, L+575, 1.00% LIBOR Floor, 6/14/2025(q)	3 Month LIBOR	Beverage, Food & Tobacco	14,813	14,671	14,850
Island Medical Management Holdings, LLC, L+650, 1.00% LIBOR Floor, 9/1/2022(r)	1 Month LIBOR	Healthcare & Pharmaceuticals	11,987	11,861	11,148
ITC Service Group Acquisition LLC, L+950, 0.50% LIBOR Floor, 5/26/2021(l)(p)	6 Month LIBOR	High Tech Industries	11,250	11,108	10,912
Jab Wireless, Inc., L+800, 0.00% LIBOR Floor, 5/2/2023(s)	1 Month LIBOR	Telecommunications	19,900	19,900	19,900
Jackson Hewitt Tax Service Inc., L+625, 0.00% LIBOR Floor, 5/30/2023(s)	1 Month LIBOR	Services: Consumer	18,000	18,000	18,000
KLO Intermediate Holdings, LLC, L+775, 1.50% LIBOR Floor, 4/7/2022(r)	1 Month LIBOR	Chemicals, Plastics & Rubber	7,429	7,360	7,058
KLO Intermediate Holdings, LLC, L+775, 1.50% LIBOR Floor, 4/7/2022(r)	1 Month LIBOR	Chemicals, Plastics & Rubber	4,301	4,261	4,086
KNB Holdings Corp., L+550, 1.00% LIBOR Floor, 4/26/2024(q)(s)	6 Month LIBOR	Consumer Goods: Durable	15,600	15,337	15,795
Labvantage Solutions Inc., L+750, 1.00% LIBOR Floor, 12/29/2020(r)	1 Month LIBOR	High Tech Industries	4,140	4,115	4,099
Labvantage Solutions Ltd., E+750, 1.00% EURIBOR Floor, 12/29/2020(i)	2 Month EURIBOR	High Tech Industries	€4,122	4,607	4,736
Lannett Company, Inc., L+538, 1.00% LIBOR Floor, 11/25/2022(i)(q)	1 Month LIBOR	Healthcare & Pharmaceuticals	7,080	6,975	6,230
LD Intermediate Holdings, Inc., L+588, 1.00% LIBOR Floor, 12/9/2022(k)(q)	1 Month LIBOR	High Tech Industries	2,000	1,895	1,940
Lift Brands, Inc., L+700, 1.00% LIBOR Floor, 4/16/2023(p)(r)(s)	3 Month LIBOR	Services: Consumer	44,775	43,872	43,991
Lift Brands, Inc., 1.00% Unfunded, 4/16/2023	None	Services: Consumer	5,000	—	(88)
Logix Holding Company, LLC, L+575, 1.00% LIBOR Floor, 12/22/2024(q)	1 Month LIBOR	Telecommunications	5,001	4,954	5,038
Longview Power, LLC, L+600, 1.00% LIBOR Floor, 4/13/2021(p)(r)	3 Month LIBOR	Energy: Oil & Gas	14,961	12,919	13,072
LTCG Holdings Corp., L+500, 1.00% LIBOR Floor, 6/6/2020(q)	1 Month LIBOR	Services: Business	5,911	5,696	5,911
Mayfield Agency Borrower Inc., L+450, 0.00% LIBOR Floor, 2/28/2025(q)	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	3,971	3,952	3,971
Ministry Brands, LLC, L+400, 1.00% LIBOR Floor, 12/2/2022(r)	1 Month LIBOR	Services: Business	11,332	11,273	11,332
Ministry Brands, LLC, L+100, 1.00% LIBOR Floor Unfunded, 10/18/2020	3 Month LIBOR	Services: Business	3,615	—	—
Moss Holding Company, L+675, 1.00% LIBOR Floor, 4/17/2023(p)(r)	3 Month LIBOR	Services: Business	18,687	18,412	18,501
Moss Holding Company, 0.50% Unfunded, 4/17/2023	None	Services: Business	2,232	—	(22)
Moxie Patriot LLC, L+575, 1.00% LIBOR Floor, 12/19/2020(k)(q)	3 Month LIBOR	Energy: Oil & Gas	9,986	9,969	9,949
MRO Holdings, Inc., L+525, 1.00% LIBOR Floor, 10/25/2023(q)	3 Month LIBOR	Aerospace & Defense	4,456	4,417	4,495
MRP Generation Holdings, LLC, L+700, 1.00% LIBOR Floor, 10/18/2022(q)	3 Month LIBOR	Energy: Oil & Gas	2,221	2,185	2,176
Murray Energy Corp., L+725, 1.00% LIBOR Floor, 10/17/2022(q)	1 Month LIBOR	Metals & Mining	3,601	3,544	3,307
NewsCycle Solutions, Inc., L+700, 1.00% LIBOR Floor, 12/29/2022(r)(s)	1 Month LIBOR	Media: Advertising, Printing & Publishing	21,155	20,957	20,838
Ocean Bidco, Inc., L+500, 1.00% LIBOR Floor, 3/21/2025(q)	3 Month LIBOR	High Tech Industries	4,520	4,499	4,537
One Call Corp., L+400, 1.00% LIBOR Floor, 11/27/2022(q)	1 Month LIBOR	Healthcare & Pharmaceuticals	8,032	7,583	7,641
Orbcomm Inc., 8.00%, 4/1/2024(p)	None	Telecommunications	9,237	9,237	9,814
P.F. Chang's China Bistro, Inc., L+500, 1.00% LIBOR Floor, 9/1/2022(q)	6 Month LIBOR	Beverage, Food & Tobacco	14,875	14,565	14,870
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2018
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(e)	Cost(d)	Fair Value(c)
Pathway Partners Vet Management Company LLC, L+425, 0.00% LIBOR Floor, 10/10/2024	1 Month LIBOR	Healthcare & Pharmaceuticals	816	816	818
PDI TA Holdings, Inc., L+475, 1.00% LIBOR Floor, 8/25/2023	3 Month LIBOR	High Tech Industries	3,614	3,604	3,596
Petroflow Energy Corp., L+800, 1.00% LIBOR Floor, 6/29/2019(p)(u)(v)(w)	1 Month LIBOR	Energy: Oil & Gas	3,310	3,000	2,979
PFS Holding Corp., L+350, 1.00% LIBOR Floor, 1/31/2021	1 Month LIBOR	Retail	3,138	2,430	1,835
Photonis Technologies SAS, L+750, 1.00% LIBOR Floor, 9/18/2019(i)(q)	3 Month LIBOR	Aerospace & Defense	6,397	5,949	6,005
Plano Molding Company, LLC, L+750, 1.00% LIBOR Floor, 5/12/2021(p)	1 Month LIBOR	Consumer Goods: Non-Durable	6,086	6,031	5,615
Polymer Additives, Inc., L+600, 0.00% LIBOR Floor, 7/31/2025(p)(q)	1 Month LIBOR	Chemicals, Plastics & Rubber	20,000	19,609	19,700
Radio One, Inc., L+400, 1.00% LIBOR Floor, 4/18/2023(q)	1 Month LIBOR	Media: Broadcasting & Subscription	2,943	2,919	2,889
Rhino Energy LLC, L+1000, 1.00% LIBOR Floor, 12/27/2020(s)	1 Month LIBOR	Metals & Mining	8,695	8,316	8,608
Sequoia Healthcare Management, LLC, L+850, 1.75% LIBOR Floor, 8/21/2023(p)	1 Month LIBOR	Healthcare & Pharmaceuticals	10,000	9,901	9,900
SG Acquisition, Inc., L+500, 1.00% LIBOR Floor, 3/29/2024(q)	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	3,748	3,719	3,762
Shift PPC LLC, L+450, 1.00% LIBOR Floor, 12/22/2021(r)	1 Month LIBOR	High Tech Industries	4,564	4,480	4,564
SIMR, LLC, L+900, 2.00% LIBOR Floor, 9/7/2023(p)(v)	3 Month LIBOR	Healthcare & Pharmaceuticals	15,312	15,010	15,006
SM Wellness Holdings, Inc., L+550, 0.00% LIBOR Floor, 8/1/2024	1 Month LIBOR	Healthcare & Pharmaceuticals	698	680	680
SM Wellness Holdings, Inc., 1.00% Unfunded, 8/1/2020	None	Healthcare & Pharmaceuticals	128	(1)	(3)
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 9/30/2020(p)	3 Month LIBOR	Healthcare & Pharmaceuticals	12,807	12,768	12,743
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 12/31/2021(p)(w)	3 Month LIBOR	Healthcare & Pharmaceuticals	466	465	464
Sprint Industrial Holdings, LLC, L+575, 1.25% LIBOR Floor, 5/14/2019(p)	3 Month LIBOR	Energy: Oil & Gas	7,961	7,813	7,742
STG-Fairway Acquisitions, Inc., L+525, 1.00% LIBOR Floor, 6/30/2022(q)	2 Month LIBOR	Services: Business	3,929	3,840	3,934
Studio Movie Grill Holdings, LLC, L+725, 1.00% LIBOR Floor, 9/30/2020(f)(p)	3 Month LIBOR	Hotel, Gaming & Leisure	22,371	22,296	22,371
TDG Group Holding Company, L+550, 0.00% LIBOR Floor, 5/31/2024	3 Month LIBOR	Services: Consumer	2,816	2,763	2,760
TDG Group Holding Company, 1.00% Unfunded, 5/31/2020	None	Services: Consumer	720	—	(14)
Teladoc, Inc., 0.50% Unfunded, 7/14/2020	None	High Tech Industries	1,250	(30)	—
Telestream Holdings Corp., L+645, 1.00% LIBOR Floor, 3/24/2022(l)(p)	3 Month LIBOR	High Tech Industries	8,482	8,333	8,228
Tenere Inc., L+1000, 1.00% LIBOR Floor, 12/23/2021(p)(r)	2 Month LIBOR	Capital Equipment	30,880	30,787	30,108
Tensar Corp., L+475, 1.00% LIBOR Floor, 7/9/2021(q)	3 Month LIBOR	Chemicals, Plastics & Rubber	12,980	12,376	12,842
The Pasha Group, L+750, 1.00% LIBOR Floor, 1/26/2023(r)	2 Month LIBOR	Transportation: Cargo	7,268	7,071	7,373
The Pay-O-Matic Corp., L+900, 0.00% LIBOR Floor, 4/5/2021(h)(p)	2 Month LIBOR	Services: Consumer	22,713	22,522	22,485
TherapeuticsMD, Inc., L+775, 1.50% LIBOR Floor, 5/1/2023(i)(s)	1 Month LIBOR	Healthcare & Pharmaceuticals	15,000	14,860	14,850
TherapeuticsMD, Inc., 0.00% Unfunded, 12/31/2019(i)(t)	None	Healthcare & Pharmaceuticals	10,000	(93)	(100)
TherapeuticsMD, Inc., 0.00% Unfunded, 5/31/2019(i)(t)	None	Healthcare & Pharmaceuticals	15,000	(140)	(150)
Therapure Biopharma Inc., L+875, 0.50% LIBOR Floor, 12/1/2021(i)	1 Month LIBOR	Healthcare & Pharmaceuticals	15,000	14,948	15,000
Vero Parent, Inc., L+500, 1.00% LIBOR Floor, 8/16/2024(q)(s)	1 Month LIBOR	High Tech Industries	14,850	14,719	14,906
Vertex Aerospace Services Corp., L+475, 0.00% LIBOR Floor, 6/29/2025(q)(s)	1 Month LIBOR	Aerospace & Defense	24,938	24,817	25,210
Visual Edge Technology, Inc., L+575, 1.00% LIBOR Floor, 8/31/2022	1 Month LIBOR	Services: Business	3,104	3,093	3,088
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2018
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(e)	Cost(d)	Fair Value(c)
Visual Edge Technology, Inc., 1.00% Unfunded, 2/28/2019	None	Services: Business	831	—	(4)
VLS Recovery Services, LLC, L+600, 1.00% LIBOR Floor, 10/17/2023	1 Month LIBOR	Services: Business	279	255	276
VLS Recovery Services, LLC, 1.00% Unfunded, 10/17/2019	None	Services: Business	205	—	(2)
Woodstream Corp., L+625, 1.00% LIBOR Floor, 5/29/2022(s)	3 Month LIBOR	Consumer Goods: Non-Durable	14,542	14,542	14,542
Woodstream Corp., 0.50% Unfunded, 5/29/2021	None	Consumer Goods: Non-Durable	559	—	—
Zemax Software Holdings, LLC, L+575, 1.00% LIBOR Floor, 6/25/2024(s)	1 Month LIBOR	High Tech Industries	1,318	1,293	1,292
Total Senior Secured First Lien Debt				1,395,849	1,395,969
Senior Secured Second Lien Debt - 34.5%
1A Smart Start LLC, L+825, 1.00% LIBOR Floor, 8/21/2022(p)(r)	1 Month LIBOR	High Tech Industries	17,800	17,477	17,515
ABG Intermediate Holdings 2 LLC, L+775, 1.00% LIBOR Floor, 9/29/2025(p)	1 Month LIBOR	Retail	9,897	9,846	9,977
Access CIG, LLC, L+775, 0.00% LIBOR Floor, 2/27/2026(r)	1 Month LIBOR	Services: Business	16,434	16,298	16,568
ALM Media, LLC, L+800, 1.00% LIBOR Floor, 7/30/2021(p)(r)	3 Month LIBOR	Media: Advertising, Printing & Publishing	10,344	10,269	8,016
American Residential Services LLC, L+800, 1.00% LIBOR Floor, 12/31/2022(p)	1 Month LIBOR	Construction & Building	4,933	4,903	4,835
Argon Medical Devices Holdings, Inc., L+800, 0.00% LIBOR Floor, 1/23/2026(p)	1 Month LIBOR	Healthcare & Pharmaceuticals	14,400	14,329	14,517
Avalign Technologies, Inc., L+825, 1.00% LIBOR Floor, 7/15/2022(s)	2 Month LIBOR	Healthcare & Pharmaceuticals	5,500	5,456	5,459
Drew Marine Group, Inc., L+700, 1.00% LIBOR Floor, 5/19/2021(i)(p)	1 Month LIBOR	Chemicals, Plastics & Rubber	9,500	9,472	9,524
EagleTree-Carbide Acquisition Corp., L+850, 1.00% LIBOR Floor, 8/28/2025(r)	3 Month LIBOR	Consumer Goods: Durable	20,000	19,727	20,250
Elements Behavioral Health, Inc., L+1275, 1.00% LIBOR Floor, 2/11/2020(u)	3 Month LIBOR	Healthcare & Pharmaceuticals	6,501	—	—
Emerald 3 Ltd., L+700, 1.00% LIBOR Floor, 5/16/2022(i)(p)	3 Month LIBOR	Environmental Industries	3,000	2,984	2,947
Evergreen Skills Lux S.À.R.L., L+825, 1.00% LIBOR Floor, 4/28/2022(i)(r)	1 Month LIBOR	High Tech Industries	9,999	7,587	8,499
Flexera Software LLC, L+725, 1.00% LIBOR Floor, 2/26/2026(r)	1 Month LIBOR	High Tech Industries	3,462	3,445	3,485
Global Tel*Link Corp., L+825, 1.25% LIBOR Floor, 11/23/2020(r)	3 Month LIBOR	Telecommunications	11,500	11,488	11,561
GOBP Holdings, Inc., L+825, 1.00% LIBOR Floor, 10/21/2022(r)	1 Month LIBOR	Retail	4,000	4,016	4,020
LSCS Holdings, Inc., L+825, 0.00% LIBOR Floor, 3/16/2026(p)	3 Month LIBOR	Services: Business	11,891	11,641	11,831
Mayfield Agency Borrower Inc., L+850, 0.00% LIBOR Floor, 3/2/2026(p)(r)(s)	1 Month LIBOR	Banking, Finance, Insurance & Real Estate	20,000	19,707	19,925
Medical Solutions Holdings, Inc., L+825, 1.00% LIBOR Floor, 6/16/2025(p)	1 Month LIBOR	Healthcare & Pharmaceuticals	10,000	9,864	10,038
Medplast Holdings, Inc., L+775, 0.00% LIBOR Floor, 7/2/2026(s)	2 Month LIBOR	Healthcare & Pharmaceuticals	6,750	6,684	6,868
Ministry Brands, LLC, L+925, 1.00% LIBOR Floor, 6/2/2023(p)	6 Month LIBOR	Services: Business	5,488	5,402	5,488
Ministry Brands, LLC, L+925, 1.00% LIBOR Floor, 6/2/2023	6 Month LIBOR	Services: Business	2,508	2,487	2,508
Ministry Brands, LLC, L+100, 1.00% LIBOR Floor Unfunded, 10/18/2020	3 Month LIBOR	Services: Business	465	—	—
Niacet Corp., E+875, 1.00% EURIBOR Floor, 8/1/2024(i)	1 Month EURIBOR	Chemicals, Plastics & Rubber	€7,489	7,946	8,604
Onex Carestream Finance LP, L+850, 1.00% LIBOR Floor, 12/7/2019(r)	1 Month LIBOR	Healthcare & Pharmaceuticals	10,557	10,040	10,543
Onex TSG Holdings II Corp., L+850, 1.00% LIBOR Floor, 7/31/2023(p)(q)	1 Month LIBOR	Healthcare & Pharmaceuticals	12,249	12,152	12,126
Patterson Medical Supply, Inc., L+850, 1.00% LIBOR Floor, 8/28/2023(p)	2 Month LIBOR	Healthcare & Pharmaceuticals	13,500	13,400	12,893
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2018
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(e)	Cost(d)	Fair Value(c)
PDI TA Holdings, Inc., L+875, 1.00% LIBOR Floor, 8/25/2024	6 Month LIBOR	High Tech Industries	2,034	2,012	2,014
PetroChoice Holdings, Inc., L+875, 1.00% LIBOR Floor, 8/21/2023(p)	1 Month LIBOR	Chemicals, Plastics & Rubber	15,000	14,731	14,738
PFS Holding Corp., L+725, 1.00% LIBOR Floor, 1/31/2022(q)	1 Month LIBOR	Retail	4,998	4,742	875
Premiere Global Services, Inc., L+950, 1.00% LIBOR Floor, 6/6/2022(p)	2 Month LIBOR	Telecommunications	3,000	2,912	2,835
PT Intermediate Holdings III, LLC, L+800, 1.00% LIBOR Floor, 12/8/2025(r)	3 Month LIBOR	Services: Business	9,375	9,291	9,516
Securus Technologies Holdings, Inc., L+825, 1.00% LIBOR Floor, 11/1/2025(r)	1 Month LIBOR	Telecommunications	2,942	2,914	2,961
SESAC Holdco II LLC, L+725, 1.00% LIBOR Floor, 2/23/2025(k)(r)	1 Month LIBOR	Media: Broadcasting & Subscription	250	248	249
STG-Fairway Acquisitions, Inc., L+925, 1.00% LIBOR Floor, 6/30/2023(p)(r)	1 Month LIBOR	Services: Business	10,000	9,894	9,600
TexOak Petro Holdings LLC, 8.00%, 12/29/2019(u)	None	Energy: Oil & Gas	7,700	2,592	—
TMK Hawk Parent, Corp., L+800, 1.00% LIBOR Floor, 8/28/2025(p)	1 Month LIBOR	Services: Business	13,393	13,086	13,125
TouchTunes Interactive Networks, Inc., L+825, 1.00% LIBOR Floor, 5/29/2022(r)	1 Month LIBOR	Hotel, Gaming & Leisure	6,000	5,956	6,000
U.S. Renal Care, Inc., L+800, 1.00% LIBOR Floor, 12/29/2023(p)	3 Month LIBOR	Healthcare & Pharmaceuticals	5,000	4,928	4,825
Wand Intermediate I LP, L+725, 1.00% LIBOR Floor, 9/19/2022(p)	2 Month LIBOR	Automotive	16,000	15,902	16,080
Winebow Holdings, Inc., L+750, 1.00% LIBOR Floor, 1/2/2022(p)	1 Month LIBOR	Beverage, Food & Tobacco	12,823	12,624	9,553
Zest Acquisition Corp., L+750, 1.00% LIBOR Floor, 3/13/2026(r)	2 Month LIBOR	Healthcare & Pharmaceuticals	15,000	14,859	14,850
Zywave Inc., L+900, 1.00% LIBOR Floor, 11/17/2023(p)	2 Month LIBOR	High Tech Industries	5,000	4,941	5,000
Total Senior Secured Second Lien Debt				358,252	350,218
Collateralized Securities and Structured Products - Debt - 1.5%
Deutsche Bank AG Frankfurt CRAFT 2015-2 Class Credit Linked Note, L+925, 1/16/2022(i)	3 Month LIBOR	Diversified Financials	14,903	14,903	14,903
Total Collateralized Securities and Structured Products - Debt				14,903	14,903
Collateralized Securities and Structured Products - Equity - 1.6%
APIDOS CLO XVI Subordinated Notes, 4.79% Estimated Yield, 1/19/2025(i)	(g)	Diversified Financials	9,000	3,802	3,278
CENT CLO 19 Ltd. Subordinated Notes, 4.57% Estimated Yield, 10/29/2025(i)	(g)	Diversified Financials	2,000	1,231	1,179
Galaxy XV CLO Ltd. Class A Subordinated Notes, 12.35% Estimated Yield, 4/15/2025(i)	(g)	Diversified Financials	4,000	2,322	2,151
Ivy Hill Middle Market Credit Fund VIII, Ltd. Subordinated Loan, 10.35% Estimated Yield, 2/2/2026(f)(i)	(g)	Diversified Financials	10,000	9,553	9,724
Total Collateralized Securities and Structured Products - Equity				16,908	16,332
Equity - 3.6%
Ascent Resources - Marcellus, LLC, Common Shares(t)		Energy: Oil & Gas	511,255 Units	1,642	1,610
Ascent Resources - Marcellus, LLC, Warrants(t)		Energy: Oil & Gas	132,367 Units	13	4
Avaya Holdings Corp., Common Stock(j)(q)(t)		Telecommunications	321,260 Units	5,285	7,113
Charming Charlie LLC, Common Stock(t)(v)		Retail	30,046,243 Units	1,302	350
CHC Medical Partners, Inc., Series C Preferred Stock, 12% Dividend		Healthcare & Pharmaceuticals	1,818,182 Units	3,000	3,127
Conisus Holdings, Inc., Common Stock(t)(v)		Healthcare & Pharmaceuticals	4,914,556 Units	200	170
Conisus Holdings, Inc., Series B Preferred Stock, 12% Dividend(u)(v)		Healthcare & Pharmaceuticals	12,677,833 Units	9,200	10,100
F+W Media, Inc., Common Stock(t)(v)		Media: Diversified & Production	31,211 Units	—	—
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2018
(in thousands)

Portfolio Company(a)	Industry	Principal/ Par Amount/ Units(e)	Cost(d)	Fair Value(c)
Mooregate ITC Acquisition, LLC, Class A Units(t)	High Tech Industries	500 Units	564	245
NS NWN Acquisition, LLC, Voting Units(t)	High Tech Industries	404 Units	393	736
NSG Co-Invest (Bermuda) LP, Partnership Interests(i)(t)	Consumer Goods: Durable	1,575 Units	1,000	675
Rhino Energy LLC, Warrants(t)	Metals & Mining	170,972 Units	280	148
SIMR Parent, LLC, Class B Common Units(t)(v)	Healthcare & Pharmaceuticals	7,500,000 Units	7,500	7,677
Spinal USA, Inc. / Precision Medical Inc., Warrants(p)(t)	Healthcare & Pharmaceuticals	9,317,237 Units	4,736	4,938
Tenere Inc., Warrants(t)	Capital Equipment	N/A	161	17
TexOak Petro Holdings LLC, Membership Interests(t)(v)	Energy: Oil & Gas	60,000 Units	—	—
Total Equity			35,276	36,910
Short Term Investments - 9.9%(n)
First American Treasury Obligations Fund, Class Z Shares, 1.96%(o)			100,044	100,044
Total Short Term Investments			100,044	100,044
TOTAL INVESTMENTS - 188.6%			$1,921,232	1,914,376
LIABILITIES IN EXCESS OF OTHER ASSETS - (88.6%)				(899,182)
NET ASSETS - 100%				$1,015,194

a.
All of the Company’s investments are issued by eligible U.S. portfolio companies, as defined in the Investment Company Act of 1940, as amended, or the 1940 Act, except for investments specifically identified as non-qualifying per note i. below. Unless specifically identified in note w. below, investments do not contain a paid-in-kind, or PIK, interest provision.

b.
The 1, 2, 3, and 6 month London Interbank Offered Rate, or LIBOR, rates were 2.26%, 2.30%, 2.40%, and 2.60%, respectively, as of September 30, 2018.  The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of September 30, 2018, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to September 30, 2018. The 1 and 2 month Euro Interbank Offered Rate, or EURIBOR, rates were (0.40%) and (0.37%), respectively, as of September 30, 2018.

c.	Fair value determined in good faith by the Company’s board of directors (see Note 9) using significant unobservable inputs unless otherwise noted.

d.	Represents amortized cost for debt securities and cost for equity investments.

e.	Denominated in U.S. dollars unless otherwise noted.

f.	As of September 30, 2018, the Company was committed, upon the satisfaction of certain conditions, to fund additional amounts in connection with this investment. See Note 11 for additional information.

g.
The CLO subordinated notes are considered equity positions in the CLO vehicles and are not rated. Equity investments are entitled to recurring distributions, which are generally equal to the remaining cash flow of the payments made by the underlying vehicle's securities less contractual payments to debt holders and expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

h.
As a result of an arrangement between the Company and the other lenders in the syndication, the Company is entitled to less interest than the stated interest rate of this loan, which is reflected in this schedule, in exchange for a higher payment priority.

i.
The investment or a portion thereof is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets as defined under Section 55 of the 1940 Act. As of September 30, 2018, 90.6% of the Company’s total assets represented qualifying assets.

j.	Fair value determined using level 1 inputs.

k.	Position or a portion thereof unsettled as of September 30, 2018.

l.
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in the syndication in exchange for a lower payment priority.

m.	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional residual amounts.

n.	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

o.	7-day effective yield as of September 30, 2018.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2018
(in thousands)

p.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, 34th Street Funding, LLC, or 34th Street, and was pledged as collateral supporting the amounts outstanding under the credit facility with JPMorgan Chase Bank, National Association, or JPM, as of September 30, 2018 (see Note 8).

q.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, Flatiron Funding II, LLC, or Flatiron Funding II, and was pledged as collateral supporting the amounts outstanding under the credit facility with Citibank N.A., or Citibank, as of September 30, 2018 (see Note 8).

r.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, Murray Hill Funding II, LLC, or Murray Hill Funding II, and was pledged as collateral supporting the amounts outstanding under the repurchase agreement with UBS AG, or UBS, as of September 30, 2018 (see Note 8).

s.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, 33rd Street Funding, LLC, or 33rd Street, and was pledged as collateral supporting the amounts outstanding under the credit facility with Morgan Stanley N.A., or MS, as of September 30, 2018 (see Note 8).

t.	Non-income producing security.

u.	Investment was on non-accrual status as of September 30, 2018.

v.
Investment determined to be an affiliated investment as defined in the 1940 Act as the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities but does not control the company. Fair value as of December 31, 2017 and September 30, 2018, along with transactions during the nine months ended September 30, 2018 in these affiliated investments are as follows:

		Nine Months Ended September 30, 2018				Nine Months Ended September 30, 2018
Non-Controlled, Affiliated Investments	Fair Value at December 31, 2017	Gross Additions (Cost)(1)	Gross Reductions (Cost)(2)	Net Unrealized (Loss) Gain	Fair Value at September 30, 2018	Net Realized Gain (Loss)	Interest Income(3)
Charming Charlie, LLC
First Lien Term Loan B1	$—	$2,619	$—	$(829)	$1,790	$—	$86
First Lien Term Loan B2	—	1,912	—	209	2,121	—	185
Vendor Payment Financing Facility	—	157	—	—	157	—	—
Common Stock	—	1,302	—	(952)	350	—	—
Conisus Holdings, Inc.
Series B Preferred Stock	9,300	—	—	800	10,100	—	—
Common Stock	175	—	—	(5)	170	—	—
F+W Media, Inc.
First Lien Term Loan B-1	1,169	85	(106)	(1)	1,147	—	77
First Lien Term Loan B-2	1,498	11	—	(858)	651	—	35
Common Stock	—	—	—	—	—	—	—
SIMR, LLC
First Lien Term Loan	—	15,010	—	(4)	15,006	—	120
SIMR Parent, LLC
Class B Common Units	—	7,500	—	177	7,677	—	—
Petroflow Energy Corp.
First Lien Term Loan	3,391	48	(621)	161	2,979	39	138
TexOak Petro Holdings LLC
Second Lien Term Loan	—	—	—	—	—	—	—
Membership Interests	—	—	—	—	—	—	—
Totals	$15,533	$28,644	$(727)	$(1,302)	$42,148	$39	$641

(1)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

(2)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(3)	Includes PIK interest income.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments (unaudited)
September 30, 2018
(in thousands)

w.
For the nine months ended September 30, 2018, the following investments contain a PIK interest provision whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities:

		Interest Rate			Interest Amount
Portfolio Company	Investment Type	Cash	PIK	All-in-Rate	Cash	PIK	Total
American Clinical Solutions LLC(x)	Senior Secured First Lien Debt	10.50%	2.00%	12.50%	$346	$215	$561
Charming Charlie LLC(x)	Senior Secured First Lien Debt	6.00%	5.00%	11.00%	$86	$—	$86
Charming Charlie LLC(x)	Senior Secured First Lien Debt	2.00%	9.00%	11.00%	$47	$—	$47
Dayton Superior Corp.	Senior Secured First Lien Debt	9.00%	6.00%	15.00%	$412	$95	$507
F+W Media, Inc.(x)	Senior Secured First Lien Debt	—	11.50%	11.50%	$—	$24	$24
F+W Media, Inc.	Senior Secured First Lien Debt	—	8.00%	8.00%	$—	$61	$61
Lonestar Prospects, Ltd.(y)	Senior Secured First Lien Debt	9.50%	1.00%	10.50%	$190	$27	$217
Petroflow Energy Corp.(x)	Senior Secured First Lien Debt	3.00%	6.00%	9.00%	$76	$14	$90
Rimini Street, Inc.(y)	Senior Secured First Lien Debt	12.00%	3.00%	15.00%	$1,228	$278	$1,506
Sequoia Healthcare Management, LLC(y)	Senior Secured First Lien Debt	12.00%	4.00%	16.00%	$370	$171	$541
Spinal USA, Inc. / Precision Medical Inc.	Senior Secured First Lien Debt	—	10.50%	10.50%	$—	$25	$25
TexOak Petro Holdings LLC(x)	Senior Secured Second Lien Debt	—	8.00%	8.00%	$—	$—	$—
Visual Edge Technology, Inc.(y)	Subordinated Note	—	12.50%	12.50%	$—	$224	$224

x.	PIK interest was on non-accrual status as of September 30, 2018.

y.	Prior to September 30, 2018, the Company exited the investment.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Senior Secured First Lien Debt - 103.9%
AbelConn, LLC / Atrenne Computing Solutions, LLC / Airco Industries, LLC, L+875, 1.00% LIBOR Floor, 7/17/2019 (n)(p)	3 Month LIBOR	Aerospace & Defense	$18,724	$18,501	$18,677
Academy, Ltd., L+400, 1.00% LIBOR Floor, 7/1/2022 (o)	Various	Retail	14,572	11,714	11,557
Access CIG, LLC, L+500, 1.00% LIBOR Floor, 10/18/2021 (e)(o)	1 Month LIBOR	Services: Business	6,729	6,769	6,796
Adams Publishing Group, LLC, L+700, 1.00% LIBOR Floor, 11/3/2020 (n)	3 Month LIBOR	Media: Advertising, Printing & Publishing	5,303	5,258	5,303
Advanced Integration Technology LP, L+475, 1.00% LIBOR Floor, 4/3/2023 (o)	1 Month LIBOR	Aerospace & Defense	3,970	4,003	4,000
ALM Media, LLC, L+450, 1.00% LIBOR Floor, 7/31/2020 (o)	3 Month LIBOR	Media: Advertising, Printing & Publishing	7,529	7,254	6,588
Alvogen Pharma US, Inc., L+500, 1.00% LIBOR Floor, 4/1/2022 (o)	1 Month LIBOR	Healthcare & Pharmaceuticals	8,224	8,188	8,168
American Clinical Solutions LLC, 12.50%, 6/11/2020 (u)	None	Healthcare & Pharmaceuticals	8,834	8,743	8,326
American Dental Partners, Inc., L+475, 1.00% LIBOR Floor, 8/29/2021 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,694	10,256	10,641
American Energy - Marcellus, LLC, L+425, 1.00% LIBOR Floor, 8/4/2020 (r)	1 Month LIBOR	Energy: Oil & Gas	4,033	3,045	2,985
American Media, Inc., L+900, 1.00% LIBOR Floor, 8/24/2020 (e)(n)	3 Month LIBOR	Media: Advertising, Printing & Publishing	15,807	15,502	16,203
American Media, Inc., 9.00% Unfunded, 8/24/2020 (e)	None	Media: Advertising, Printing & Publishing	154	—	4
American Media, Inc., 0.50% Unfunded, 8/24/2020 (e)	None	Media: Advertising, Printing & Publishing	83	—	2
American Teleconferencing Services, Ltd., L+650, 1.00% LIBOR Floor, 12/8/2021 (n)(o)(p)	3 Month LIBOR	Telecommunications	21,324	19,599	21,093
AMPORTS, Inc., L+500, 1.00% LIBOR Floor, 5/19/2020 (j)(n)(p)	3 Month LIBOR	Automotive	18,943	18,687	18,943
AP Exhaust Acquisition, LLC, L+500, 1.00% LIBOR Floor, 5/10/2024 (o)	3 Month LIBOR	Automotive	5,613	5,424	5,542
ASG Technologies Group, Inc., L+475, 1.00% LIBOR Floor, 7/31/2024 (o)	1 Month LIBOR	High Tech Industries	4,988	4,964	5,040
Associated Asphalt Partners, LLC, L+525, 1.00% LIBOR Floor, 4/5/2024 (o)	1 Month LIBOR	Construction & Building	10,927	10,733	9,998
Azure Midstream Energy, LLC, L+650, 1.00% LIBOR Floor, 11/15/2018 (o)	1 Month LIBOR	Energy: Oil & Gas	2,084	2,031	1,876
Bambino CI Inc., L+600, 0.00% LIBOR Floor, 10/18/2023	1 Month LIBOR	Healthcare & Pharmaceuticals	2,821	2,759	2,757
Cadence Aerospace, LLC, L+650, 1.00% LIBOR Floor, 11/14/2023 (p)	3 Month LIBOR	Aerospace & Defense	20,000	19,802	19,500
Caraustar Industries, Inc., L+550, 1.00% LIBOR Floor, 3/14/2022 (o)	3 Month LIBOR	Forest Products & Paper	5,577	5,638	5,599
Cardinal US Holdings, Inc., L+500, 1.00% LIBOR Floor, 7/31/2023 (o)	1 Month LIBOR	Services: Business	8,479	7,897	8,140
CB URS Holdings Corp., L+525, 1.00% LIBOR Floor, 9/1/2024 (o)	1 Month LIBOR	Transportation: Cargo	14,888	14,814	15,046
Central Security Group, Inc., L+563, 1.00% LIBOR Floor, 10/6/2021 (o)	1 Month LIBOR	Services: Consumer	17,899	17,929	17,966
CF Entertainment Inc., L+850, 1.00% LIBOR Floor, 1/27/2023 (n)(p)	6 Month LIBOR	Media: Diversified & Production	58,900	57,853	58,900
CF Entertainment Inc., L+850, 1.00% LIBOR Floor, 1/27/2023	6 Month LIBOR	Media: Diversified & Production	3,037	2,982	3,030
CF Entertainment Inc., L+850, 1.00% LIBOR Floor, 1/27/2023	6 Month LIBOR	Media: Diversified & Production	17,500	17,302	17,456
Charming Charlie, LLC, L+450, 1.00% LIBOR Floor, 6/8/2018 (e)	1 Month LIBOR	Retail	1,048	1,048	1,048
Charming Charlie, LLC, 0.38% Unfunded, 6/8/2018 (e)	None	Retail	1,048	—	—
Charming Charlie, LLC, L+800, 1.00% LIBOR Floor, 12/24/2019 (e)(i)(r)	3 Month LIBOR	Retail	12,125	4,783	3,880
Command Alkon Inc., L+500, 1.00% LIBOR Floor, 9/1/2023	3 Month LIBOR	High Tech Industries	7,541	7,504	7,390
Confie Seguros Holding II Co., L+525, 1.00% LIBOR Floor, 4/16/2022 (o)	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	15,902	15,786	15,897
Covenant Surgical Partners, Inc., L+475, 0.00% LIBOR Floor, 10/4/2024 (e)(o)	3 Month LIBOR	Healthcare & Pharmaceuticals	1,874	1,869	1,888
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Covenant Surgical Partners, Inc., L+475, 0.00% LIBOR Floor, 10/4/2024 (e)(o)	3 Month LIBOR	Healthcare & Pharmaceuticals	104	102	104
Covenant Surgical Partners, Inc., 4.75% Unfunded, 10/4/2018 (e)(o)	None	Healthcare & Pharmaceuticals	458	—	3
CSP Technologies North America, LLC, L+525, 1.00% LIBOR Floor, 1/29/2022 (p)	3 Month LIBOR	Chemicals, Plastics & Rubber	13,518	13,283	13,552
David's Bridal, Inc., L+400, 1.25% LIBOR Floor, 10/11/2019 (o)	3 Month LIBOR	Retail	3,477	3,044	3,060
DBRS, Inc., L+525, 1.00% LIBOR Floor, 3/4/2022 (h)(o)	3 Month LIBOR	Services: Business	5,907	5,719	5,922
Deluxe Entertainment Services Group Inc., L+550, 1.00% LIBOR Floor, 2/28/2020 (o)	3 Month LIBOR	Media: Diversified & Production	9,797	9,763	9,620
DFC Global Facility Borrower II LLC, L+1075, 1.00% LIBOR Floor, 9/27/2022 (e)	1 Month LIBOR	Services: Consumer	19,575	19,433	19,575
DFC Global Facility Borrower II LLC, 0.50% Unfunded, 9/27/2019 (e)	None	Services: Consumer	10,425	—	—
Discovery DJ Services LLC, L+725, 1.00% LIBOR Floor, 10/25/2022 (e)	3 Month LIBOR	Energy: Oil & Gas	5,294	5,099	5,188
Discovery DJ Services LLC, 0.50% Unfunded, 4/25/2019 (e)	None	Energy: Oil & Gas	4,314	—	(86)
Discovery DJ Services LLC, 0.50% Unfunded, 10/25/2022 (e)	None	Energy: Oil & Gas	392	—	(8)
Dodge Data & Analytics, LLC / Skyline Data News and Analytics, LLC, L+875, 1.00% LIBOR Floor, 10/31/2019 (n)	3 Month LIBOR	Construction & Building	9,862	9,770	9,702
DXP Enterprises, Inc., L+550, 1.00% LIBOR Floor, 8/29/2023 (h)(o)	1 Month LIBOR	Energy: Oil & Gas	9,975	9,879	9,975
EagleTree-Carbide Acquisition Corp., L+475, 1.00% LIBOR Floor, 8/28/2024 (o)	3 Month LIBOR	Consumer Goods: Durable	9,975	9,875	10,050
Eastman Kodak Company, L+625, 1.00% LIBOR Floor, 9/3/2019 (h)(o)	1 Month LIBOR	Consumer Goods: Durable	1,965	1,961	1,695
Elemica, Inc., L+800, 1.00% LIBOR Floor, 7/7/2021 (e)(n)(p)	1 Month LIBOR	High Tech Industries	17,238	16,906	17,065
Elemica, Inc., 0.50% Unfunded, 7/7/2021 (e)	None	High Tech Industries	2,500	(44)	(25)
Emmis Operating Company, L+700, 1.00% LIBOR Floor, 4/18/2019 (o)	1 Month LIBOR	Media: Broadcasting & Subscription	3,384	3,220	3,300
Entertainment Studios P&A LLC, 15.00%, 5/18/2037 (w)	None	Media: Diversified & Production	17,500	17,353	16,887
Entertainment Studios P&A LLC, 5.00%, 5/18/2037 (w)	None	Media: Diversified & Production	3,707	3,634	9,336
EnTrans International, LLC, L+750, 1.00% LIBOR Floor, 6/4/2020	2 Month LIBOR	Capital Equipment	13,031	10,265	13,031
Evergreen Skills Lux S.À.R.L., L+475, 1.00% LIBOR Floor, 4/28/2021 (h)(o)	1 Month LIBOR	High Tech Industries	10,236	9,607	9,887
F+W Media, Inc., L+1000, 1.50% LIBOR Floor, 5/24/2022 (n)(r)(t)(u)	1 Month LIBOR	Media: Diversified & Production	2,736	2,743	1,498
F+W Media, Inc., L+650, 1.50% LIBOR Floor, 5/24/2022 (t)	1 Month LIBOR	Media: Diversified & Production	1,114	1,114	1,169
Forbes Media LLC, L+675, 1.00% LIBOR Floor, 9/12/2019 (j)(p)	2 Month LIBOR	Media: Advertising, Printing & Publishing	15,000	14,751	15,000
Foundation Consumer Healthcare, LLC, 0.50% Unfunded, 11/2/2023 (e)	None	Healthcare & Pharmaceuticals	4,211	(32)	(21)
Foundation Consumer Healthcare, LLC, L+650, 1.00% LIBOR Floor, 11/2/2023 (e)(n)(p)	3 Month LIBOR	Healthcare & Pharmaceuticals	45,789	45,451	45,561
Frontline Technologies Group Holding LLC, 1.00% Unfunded, 9/18/2019 (e)	None	High Tech Industries	540	—	(6)
Frontline Technologies Group Holding LLC, L+650, 1.00% LIBOR Floor, 9/18/2023 (e)	3 Month LIBOR	High Tech Industries	2,748	2,717	2,715
Global Franchise Group, LLC, L+575, 1.00% LIBOR Floor, 12/18/2019	3 Month LIBOR	Beverage, Food & Tobacco	2,161	2,142	2,139
Harland Clarke Holdings Corp., L+475, 1.00% LIBOR Floor, 11/3/2023 (o)	3 Month LIBOR	Services: Business	14,865	14,792	14,945
Healogics, Inc., L+425, 1.00% LIBOR Floor, 7/1/2021 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	4,850	4,588	4,243
Heartland Dental, LLC, L+475, 1.00% LIBOR Floor, 7/31/2023 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	4,000	3,981	4,060
Help/Systems Holdings, Inc., L+450, 1.00% LIBOR Floor, 10/8/2021 (o)	3 Month LIBOR	Services: Business	11,909	11,897	11,987
Infinity Sales Group, LLC, L+1050, 1.00% LIBOR Floor, 11/21/2018 (n)	1 Month LIBOR	Services: Business	7,540	7,230	7,031
InfoGroup Inc., L+500, 1.00% LIBOR Floor, 4/3/2023 (o)(p)	3 Month LIBOR	Media: Advertising, Printing & Publishing	14,080	14,069	13,799
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
International Seaways, Inc., L+550, 1.00% LIBOR Floor, 6/22/2022 (h)(o)	1 Month LIBOR	Transportation: Cargo	9,938	9,753	10,012
Ipsen International GmbH, L+800, 1.00% LIBOR Floor, 9/30/2019 (h)(j)	1 Month LIBOR	Capital Equipment	1,253	1,256	1,253
Ipsen, Inc., L+700, 1.00% LIBOR Floor, 9/30/2019 (j)(p)	1 Month LIBOR	Capital Equipment	8,019	7,955	7,999
Island Medical Management Holdings, LLC, L+550, 1.00% LIBOR Floor, 9/1/2022 (p)	3 Month LIBOR	Healthcare & Pharmaceuticals	13,709	13,543	13,411
ITC Service Group Acquisition LLC, L+950, 0.50% LIBOR Floor, 5/26/2021 (j)(n)	1 Month LIBOR	High Tech Industries	11,250	11,075	11,053
KLO Intermediate Holdings, LLC, L+775, 1.25% LIBOR Floor, 4/7/2022 (p)	1 Month LIBOR	Chemicals, Plastics & Rubber	7,573	7,490	7,479
KLO Intermediate Holdings, LLC, L+775, 1.25% LIBOR Floor, 4/7/2022 (p)	1 Month LIBOR	Chemicals, Plastics & Rubber	4,384	4,336	4,330
KNB Holdings Corp., L+550, 1.00% LIBOR Floor, 4/26/2024 (o)	3 Month LIBOR	Consumer Goods: Durable	15,900	15,603	16,079
Labvantage Solutions Inc., L+800, 1.00% LIBOR Floor, 12/29/2020 (p)	1 Month LIBOR	High Tech Industries	4,625	4,590	4,671
Labvantage Solutions Ltd., E+800, 1.00% EURIBOR Floor, 12/29/2020 (h)	1 Month EURIBOR	High Tech Industries	€4,237	4,729	5,137
Lift Brands, Inc., L+800, 1.00% LIBOR Floor, 12/23/2019 (n)	3 Month LIBOR	Services: Consumer	9,161	9,088	9,161
Logix Holding Company, LLC, L+575, 1.00% LIBOR Floor, 12/22/2024 (i)(o)	1 Month LIBOR	Telecommunications	5,040	4,990	4,990
Lonestar Prospects, Ltd, L+950, 1.00% LIBOR Floor, 8/1/2021	3 Month LIBOR	Energy: Oil & Gas	7,718	7,582	7,564
LTCG Holdings Corp., L+500, 1.00% LIBOR Floor, 6/6/2020 (o)	1 Month LIBOR	Services: Business	5,911	5,610	5,897
MB2 Dental Solutions, LLC, L+475, 1.00% LIBOR Floor, 9/29/2023	3 Month LIBOR	Healthcare & Pharmaceuticals	2,185	2,159	2,158
Ministry Brands, LLC, L+500, 1.00% LIBOR Floor, 12/2/2022 (n)	1 Month LIBOR	Services: Business	4,947	4,773	4,947
Ministry Brands, LLC, L+500, 1.00% LIBOR Floor, 12/2/2022 (p)	1 Month LIBOR	Services: Business	2,413	2,413	2,413
Ministry Brands, LLC, L+100, 1.00% LIBOR Floor, Unfunded, 2/22/2019	1 Month LIBOR	Services: Business	1,477	—	—
Moss Holding Company, L+675, 1.00% LIBOR Floor, 4/17/2023 (e)(n)(p)	3 Month LIBOR	Services: Business	18,877	18,570	18,641
Moss Holding Company, 0.50% Unfunded, 4/17/2023 (e)	None	Services: Business	2,232	—	(28)
Moss Holding Company, 0.75% Unfunded, 5/7/2018 (e)	None	Services: Business	1,046	—	(13)
MRO Holdings, Inc., L+525, 1.00% LIBOR Floor, 10/25/2023 (o)	3 Month LIBOR	Aerospace & Defense	4,490	4,446	4,529
MSHC, Inc., L+425, 1.00% LIBOR Floor, 7/31/2023	3 Month LIBOR	Services: Business	2,853	2,839	2,838
Murray Energy Corp., L+725, 1.00% LIBOR Floor, 4/16/2020 (o)	3 Month LIBOR	Metals & Mining	3,629	3,546	3,185
National Intergovernmental Purchasing Alliance Company, L+500, 1.00% LIBOR Floor, 9/19/2022	3 Month LIBOR	Services: Business	1,826	1,791	1,790
Navex Global, Inc, L+425, 1.00% LIBOR Floor, 11/19/2021 (o)	1 Month LIBOR	High Tech Industries	17,910	17,960	17,978
Nextech Systems, LLC, L+725, 1.00% LIBOR Floor, 6/22/2021 (j)(n)	1 Month LIBOR	High Tech Industries	15,142	14,673	14,991
Opal Acquisition, Inc., L+400, 1.00% LIBOR Floor, 11/27/2020 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,209	9,695	9,558
Orbcomm Inc., 8.00%, 4/1/2024 (n)	None	Telecommunications	9,237	9,237	9,843
P.F. Chang's China Bistro, Inc., L+500, 1.00% LIBOR Floor, 9/1/2022 (o)	3 Month LIBOR	Beverage, Food & Tobacco	9,975	9,688	9,489
Paris Presents Inc., L+500, 1.00% LIBOR Floor, 12/31/2020 (p)	1 Month LIBOR	Consumer Goods: Durable	8,931	8,857	8,931
Pathway Partners Vet Management Company LLC, 1.00% Unfunded, 10/10/2019 (e)	None	Healthcare & Pharmaceuticals	818	—	2
Pathway Partners Vet Management Company LLC, L+425, 0.00% LIBOR Floor, 10/10/2024 (e)	1 Month LIBOR	Healthcare & Pharmaceuticals	2,176	2,156	2,182
PDI TA Holdings, Inc., L+475, 1.00% LIBOR Floor, 8/25/2023	6 Month LIBOR	High Tech Industries	713	713	706
PDI TA Holdings, Inc., 0.50% Unfunded, 8/24/2018	None	High Tech Industries	570	—	(6)
Petroflow Energy Corp., L+800, 1.00% LIBOR Floor, 6/29/2019 (n)(r)(t)(u)	1 Month LIBOR	Energy: Oil & Gas	3,789	3,573	3,391
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Photonis Technologies SAS, L+750, 1.00% LIBOR Floor, 9/18/2019 (h)(o)	3 Month LIBOR	Aerospace & Defense	6,397	5,646	5,606
Plano Molding Company, LLC, L+750, 1.00% LIBOR Floor, 5/12/2021 (n)	1 Month LIBOR	Consumer Goods: Non-Durable	7,954	7,880	7,055
Project Leopard Holdings, Inc., L+550, 1.00% LIBOR Floor, 7/7/2023 (o)	3 Month LIBOR	High Tech Industries	3,990	3,981	4,020
Radio One, Inc., L+400, 1.00% LIBOR Floor, 4/18/2023 (o)	3 Month LIBOR	Media: Broadcasting & Subscription	2,965	2,938	2,924
Reddy Ice Corp., L+550, 1.25% LIBOR Floor, 5/1/2019 (o)	3 Month LIBOR	Beverage, Food & Tobacco	1,905	1,889	1,885
Rhino Energy LLC, L+1000, 1.00% LIBOR Floor, 12/27/2020	3 Month LIBOR	Metals & Mining	10,000	9,601	9,600
Rimini Street, Inc., 15.00%, 6/24/2020 (n)(u)	None	High Tech Industries	20,087	19,866	20,589
Robertshaw US Holding Corp., L+450, 0.00% LIBOR Floor, 8/10/2024 (o)	1 Month LIBOR	Chemicals, Plastics & Rubber	3,147	3,124	3,178
Sequoia Healthcare Management, LLC, 16.00%, 7/17/2019 (n)(t)	None	Healthcare & Pharmaceuticals	5,407	5,351	5,407
SG Acquisition, Inc., L+500, 1.00% LIBOR Floor, 3/29/2024 (o)	3 Month LIBOR	Banking, Finance, Insurance & Real Estate	3,985	3,950	3,960
Shift PPC LLC, L+600, 1.00% LIBOR Floor, 12/22/2021 (p)	3 Month LIBOR	High Tech Industries	4,847	4,739	4,847
SI Organization, Inc., L+475, 1.00% LIBOR Floor, 11/23/2019 (o)	3 Month LIBOR	Services: Business	7,672	7,754	7,782
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 1/21/2020 (n)	3 Month LIBOR	Healthcare & Pharmaceuticals	12,728	12,668	12,632
Spinal USA, Inc. / Precision Medical Inc., L+950, 1.00% LIBOR Floor, 7/21/2020 (n)(s)	3 Month LIBOR	Healthcare & Pharmaceuticals	428	426	425
Sprint Industrial Holdings, LLC, L+575, 1.25% LIBOR Floor, 5/14/2019 (n)	3 Month LIBOR	Energy: Oil & Gas	8,024	7,695	7,512
STG-Fairway Acquisitions, Inc., L+525, 1.00% LIBOR Floor, 6/30/2022 (o)	3 Month LIBOR	Services: Business	3,929	3,825	3,889
Studio Movie Grill Holdings, LLC, L+725, 1.00% LIBOR Floor, 9/30/2020 (e)(n)	3 Month LIBOR	Hotel, Gaming & Leisure	17,378	17,273	17,378
Teladoc, Inc., 0.50% Unfunded, 7/14/2020 (e)(h)	None	High Tech Industries	1,250	(43)	—
Telestream Holdings Corp., L+643, 1.00% LIBOR Floor, 3/24/2022 (j)(n)	3 Month LIBOR	High Tech Industries	8,640	8,460	8,381
Tenere Inc., L+1000, 1.00% LIBOR Floor, 12/23/2021 (n)(p)	3 Month LIBOR	Capital Equipment	31,760	31,288	30,966
Tensar Corp., L+475, 1.00% LIBOR Floor, 7/9/2021 (o)	3 Month LIBOR	Chemicals, Plastics & Rubber	13,236	12,476	12,938
The Pasha Group, L+750, 1.00% LIBOR Floor, 1/26/2023 (i)(p)	1 Month LIBOR	Transportation: Cargo	8,020	7,779	7,819
Therapure Biopharma Inc., L+875, 0.50% LIBOR Floor, 12/1/2021 (h)	1 Month LIBOR	Healthcare & Pharmaceuticals	15,000	14,938	15,713
U.S. Renal Care, Inc., L+425, 1.00% LIBOR Floor, 12/30/2022 (o)	3 Month LIBOR	Healthcare & Pharmaceuticals	7,947	7,768	7,844
Vero Parent, Inc., L+500, 1.00% LIBOR Floor, 8/16/2024 (o)	3 Month LIBOR	High Tech Industries	14,963	14,819	14,645
Vince, LLC, L+700, 1.00% LIBOR Floor, 11/27/2019 (h)(o)	3 Month LIBOR	Retail	901	868	789
Visual Edge Technology, Inc., L+575, 1.00% LIBOR Floor, 8/31/2022 (e)	1 Month LIBOR	Services: Business	9,446	9,267	9,304
Visual Edge Technology, Inc., L+575, 1.00% LIBOR Floor, 8/31/2022 (e)	1 Month LIBOR	Services: Business	4,796	4,751	4,724
VLS Recovery Services, LLC, L+600, 1.00% LIBOR Floor, 10/17/2023 (e)	2 Month LIBOR	Services: Business	3,900	3,853	3,801
VLS Recovery Services, LLC, 1.00% Unfunded, 10/17/2019 (e)	None	Services: Business	1,108	(62)	(28)
WD Wolverine Holdings, LLC, L+550, 1.00% LIBOR Floor, 8/16/2022 (o)	1 Month LIBOR	Healthcare & Pharmaceuticals	14,228	13,941	13,801
Western Dental Services, Inc., L+525, 1.00% LIBOR Floor, 6/30/2023 (o)	1 Month LIBOR	Healthcare & Pharmaceuticals	2,186	2,165	2,197
Total Senior Secured First Lien Debt				1,088,512	1,100,336
Senior Secured Second Lien Debt - 31.5%
1A Smart Start LLC, L+850, 1.00% LIBOR Floor, 8/21/2022 (n)	3 Month LIBOR	High Tech Industries	17,800	17,455	17,444
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
ABG Intermediate Holdings 2 LLC, L+775, 1.00% LIBOR Floor, 9/29/2025 (n)	3 Month LIBOR	Retail	6,475	6,428	6,572
Access CIG, LLC, L+875, 1.00% LIBOR Floor, 10/17/2022 (e)(p)	1 Month LIBOR	Services: Business	16,030	15,533	15,709
Accruent, LLC, L+875, 1.00% LIBOR Floor, 7/28/2024	3 Month LIBOR	High Tech Industries	1,554	1,529	1,530
Accruent, LLC, 0.75% Unfunded, 7/28/2018 (e)	None	High Tech Industries	111	—	(2)
ALM Media, LLC, L+800, 1.00% LIBOR Floor, 7/30/2021 (n)(p)	3 Month LIBOR	Media: Advertising, Printing & Publishing	10,344	10,241	8,896
American Residential Services LLC, L+800, 1.00% LIBOR Floor, 12/31/2021 (n)	1 Month LIBOR	Construction & Building	4,933	4,898	4,933
Argon Medical Devices Holdings, Inc., L+800, 0.00% LIBOR Floor, 10/27/2025 (i)(n)	1 Month LIBOR	Healthcare & Pharmaceuticals	14,400	14,328	14,472
Avalign Technologies, Inc., L+825, 1.00% LIBOR Floor, 7/15/2022	3 Month LIBOR	Healthcare & Pharmaceuticals	5,500	5,449	5,514
Command Alkon Inc., L+900, 1.00% LIBOR Floor, 3/1/2024	3 Month LIBOR	High Tech Industries	2,440	2,405	2,404
Drew Marine Group, Inc., L+700, 1.00% LIBOR Floor, 5/19/2021 (h)(n)	1 Month LIBOR	Chemicals, Plastics & Rubber	9,500	9,467	9,506
EagleTree-Carbide Acquisition Corp., L+850, 1.00% LIBOR Floor, 8/28/2025 (p)	3 Month LIBOR	Consumer Goods: Durable	20,000	19,707	19,800
Elements Behavioral Health, Inc., L+1200, 1.00% LIBOR Floor, 2/11/2020 (r)(u)	3 Month LIBOR	Healthcare & Pharmaceuticals	6,501	6,056	455
Emerald 3 Ltd., L+700, 1.00% LIBOR Floor, 5/16/2022 (h)(n)	3 Month LIBOR	Environmental Industries	3,000	2,981	2,865
Evergreen Skills Lux S.À.R.L., L+825, 1.00% LIBOR Floor, 4/28/2022 (h)(n)	1 Month LIBOR	High Tech Industries	9,999	7,260	8,949
Flexera Software LLC, L+700, 1.00% LIBOR Floor, 4/2/2021 (p)	2 Month LIBOR	High Tech Industries	9,385	9,180	9,385
Genex Holdings, Inc., L+775, 1.00% LIBOR Floor, 5/30/2022 (n)(p)	1 Month LIBOR	Services: Business	11,410	11,331	11,282
Global Tel*Link Corp., L+825, 1.25% LIBOR Floor, 11/23/2020 (p)	3 Month LIBOR	Telecommunications	11,500	11,481	11,507
GOBP Holdings, Inc., L+825, 1.00% LIBOR Floor, 10/21/2022 (p)	3 Month LIBOR	Retail	4,000	4,019	4,020
Medical Solutions Holdings, Inc., L+825, 1.00% LIBOR Floor, 6/16/2025 (n)	1 Month LIBOR	Healthcare & Pharmaceuticals	10,000	9,859	9,950
Ministry Brands, LLC, L+925, 1.00% LIBOR Floor, 6/2/2023 (n)	1 Month LIBOR	Services: Business	5,488	5,393	5,488
Ministry Brands, LLC, L+925, 1.00% LIBOR Floor, 6/2/2023	1 Month LIBOR	Services: Business	2,158	2,158	2,158
Ministry Brands, LLC, L+100, 1.00% LIBOR Floor, Unfunded, 2/22/2019	1 Month LIBOR	Services: Business	388	—	—
Niacet Corp., E+875, 1.00% EURIBOR Floor, 8/1/2024 (h)	3 Month EURIBOR	Chemicals, Plastics & Rubber	€7,489	7,944	8,811
Onex Carestream Finance LP, L+850, 1.00% LIBOR Floor, 12/7/2019 (p)	3 Month LIBOR	Healthcare & Pharmaceuticals	10,557	9,755	10,398
Onex TSG Holdings II Corp., L+850, 1.00% LIBOR Floor, 7/31/2023 (n)(o)	1 Month LIBOR	Healthcare & Pharmaceuticals	12,249	12,146	11,759
Paris Presents Inc., L+875, 1.00% LIBOR Floor, 12/31/2021 (n)	1 Month LIBOR	Consumer Goods: Durable	3,500	3,438	3,483
Patterson Medical Supply, Inc., L+850, 1.00% LIBOR Floor, 8/28/2023 (n)	3 Month LIBOR	Healthcare & Pharmaceuticals	13,500	13,386	12,488
PDI TA Holdings, Inc., L+875, 1.00% LIBOR Floor, 8/25/2024	3 Month LIBOR	High Tech Industries	306	306	303
PDI TA Holdings, Inc., 0.50% Unfunded, 8/24/2018	None	High Tech Industries	244	—	(2)
Pelican Products, Inc., L+825, 1.00% LIBOR Floor, 4/11/2021 (p)	3 Month LIBOR	Chemicals, Plastics & Rubber	3,469	3,458	3,469
PetroChoice Holdings, Inc., L+875, 1.00% LIBOR Floor, 8/21/2023 (n)	1 Month LIBOR	Chemicals, Plastics & Rubber	15,000	14,707	14,737
PFS Holding Corp., L+725, 1.00% LIBOR Floor, 1/31/2022 (o)	1 Month LIBOR	Retail	4,998	4,694	2,393
Premiere Global Services, Inc., L+950, 1.00% LIBOR Floor, 6/6/2022 (n)	1 Month LIBOR	Telecommunications	3,000	2,897	2,839
PT Intermediate Holdings III, LLC, L+800, 1.00% LIBOR Floor, 12/8/2025 (i)(p)	3 Month LIBOR	Services: Business	9,375	9,281	9,422
Robertshaw US Holding Corp., L+900, 0.00% LIBOR Floor, 2/10/2025	1 Month LIBOR	Chemicals, Plastics & Rubber	5,000	4,863	4,981
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Portfolio Company(a)	Index Rate(b)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Securus Technologies Holdings, Inc., L+825, 1.00% LIBOR Floor, 11/1/2025 (p)	2 Month LIBOR	Telecommunications	2,942	2,913	2,981
SMG, L+825, 1.00% LIBOR Floor, 2/27/2021 (n)	1 Month LIBOR	Hotel, Gaming & Leisure	6,142	6,142	6,165
STG-Fairway Acquisitions, Inc., L+925, 1.00% LIBOR Floor, 6/30/2023 (n)(p)	3 Month LIBOR	Services: Business	10,000	9,883	9,600
TexOak Petro Holdings LLC, 8.00%, 12/29/2019 (r)(t)(u)	None	Energy: Oil & Gas	7,343	2,592	—
TMK Hawk Parent, Corp., L+800, 1.00% LIBOR Floor, 8/28/2025 (n)	3 Month LIBOR	Services: Business	13,393	13,069	13,175
TouchTunes Interactive Networks, Inc, L+825, 1.00% LIBOR Floor, 5/29/2022 (p)	3 Month LIBOR	Hotel, Gaming & Leisure	6,000	5,951	6,007
U.S. Renal Care, Inc., L+800, 1.00% LIBOR Floor, 12/29/2023 (n)	3 Month LIBOR	Healthcare & Pharmaceuticals	5,000	4,920	4,912
Wand Intermediate I LP, L+725, 1.00% LIBOR Floor, 9/19/2022 (n)	3 Month LIBOR	Automotive	16,000	15,881	16,080
Winebow Holdings, Inc., L+750, 1.00% LIBOR Floor, 1/2/2022 (n)	1 Month LIBOR	Beverage, Food & Tobacco	12,823	12,588	12,118
Zywave Inc., L+900, 1.00% LIBOR Floor, 11/17/2023 (n)	3 Month LIBOR	High Tech Industries	5,000	4,934	4,988
Total Senior Secured Second Lien Debt				342,906	333,944
Collateralized Securities and Structured Products - Debt - 2.4%
Deutsche Bank AG Frankfurt CRAFT 2014-1 Class Credit Linked Note, L+965, 5/15/2019 (h)	3 Month LIBOR	Diversified Financials	3,447	3,447	3,447
Deutsche Bank AG Frankfurt CRAFT 2015-2 Class Credit Linked Note, L+925, 1/16/2022 (h)	3 Month LIBOR	Diversified Financials	14,826	14,826	14,531
NXT Capital CLO 2014-1, LLC Class E Notes, L+550, 4/23/2026 (g)(h)	3 Month LIBOR	Diversified Financials	7,500	7,138	7,311
Total Collateralized Securities and Structured Products - Debt				25,411	25,289
Collateralized Securities and Structured Products - Equity - 1.8%
Anchorage Capital CLO 2012-1, Ltd. Subordinated Notes, 2.82% Estimated Yield, 1/13/2025 (h)	(f)	Diversified Financials	4,000	2,530	2,102
APIDOS CLO XVI Subordinated Notes, 11.84% Estimated Yield, 1/19/2025 (h)	(f)	Diversified Financials	9,000	4,035	3,387
CENT CLO 19 Ltd. Subordinated Notes, 6.47% Estimated Yield, 10/29/2025 (h)	(f)	Diversified Financials	2,000	1,305	1,060
Galaxy XV CLO Ltd. Class A Subordinated Notes, 4.60% Estimated Yield, 4/15/2025 (h)	(f)	Diversified Financials	4,000	2,282	2,362
Ivy Hill Middle Market Credit Fund VIII, Ltd. Subordinated Loan, 10.35% Estimated Yield, 2/2/2026 (e)(h)	(f)	Diversified Financials	10,000	9,681	9,614
Total Collateralized Securities and Structured Products - Equity				19,833	18,525
Unsecured Debt - 0.7%
Visual Edge Technology, Inc., 12.50%, 8/31/2024 (t)(u)	None	Services: Business	7,835	7,653	7,639
Total Unsecured Debt				7,653	7,639
Equity - 2.1%
Avaya Holdings Corp., Common Stock (o)(q)(s)		Telecommunications	321,260 Units	5,285	5,638
Conisus Holdings, Inc, Series B Preferred Stock, 12.00% Dividend (r)(t)(u)		Healthcare & Pharmaceuticals	12,677,833 Units	9,200	9,300
Conisus Holdings, Inc, Common Stock (q)(t)		Healthcare & Pharmaceuticals	4,914,556 Units	200	175
F+W Media, Inc., Common Stock (q)		Media: Diversified & Production	31,211 Units	—	—
Mooregate ITC Acquisition, LLC, Class A Units (q)		High Tech Industries	500 Units	563	375
NS NWN Acquisition, LLC, Voting Units (q)		High Tech Industries	404 Units	393	450
NSG Co-Invest (Bermuda) LP, Partnership Interests (h)(q)		Consumer Goods: Durable	1,575 Units	1,000	825
Spinal USA, Inc. / Precision Medical Inc., Warrants (n)(q)		Healthcare & Pharmaceuticals	9,317,237 Units	4,736	5,125
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands)

Portfolio Company(a)	Industry	Principal/ Par Amount/ Units(d)	Cost(m)	Fair Value(c)
Tenere Inc., Warrant (q)	Capital Equipment	N/A	161	27
Texoak Petro Holdings LLC, Membership Interests (q)(t)	Energy: Oil & Gas	60,000 Units	—	—
Total Equity			21,538	21,915
Short Term Investments - 19.5%(k)
First American Treasury Obligations Fund, Class Z Shares, 1.18% (l)(s)			206,547	206,547
Total Short Term Investments			206,547	206,547
TOTAL INVESTMENTS - 161.9%			$1,712,400	1,714,195
LIABILITIES IN EXCESS OF OTHER ASSETS - (61.9%)				(655,504)
NET ASSETS - 100%				$1,058,691

a.
All of the Company’s investments are issued by eligible U.S. portfolio companies, as defined in the 1940 Act, except for investments specifically identified as non-qualifying per note h. below. Unless specifically identified in note u. below, investments do not contain a PIK interest provision.

b.
The 1, 2, 3 and 6 month LIBOR rates were 1.57%, 1.62%, 1.69% and 1.84%, respectively, as of December 31, 2017.  The actual LIBOR rate for each loan listed may not be the applicable LIBOR rate as of December 31, 2017, as the loan may have been priced or repriced based on a LIBOR rate prior to or subsequent to December 31, 2017. The 1 and 3 month EURIBOR rates were (0.41%) and (0.38%), respectively, as of December 31, 2017.

c.	Fair value determined in good faith by the Company’s board of directors (see Note 9) using significant unobservable inputs unless otherwise noted.

d.	Denominated in U.S. dollars unless otherwise noted.

e.
As discussed in Note 11, on December 31, 2017, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $1,608 and $1,111 to Studio Movie Grill Holdings, LLC and Ivy Hill Middle Market Credit Fund VIII, Ltd., respectively. As of March 8, 2018, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $2,701, $111, $830, $210, $271, $9,765, $4,510, $2,500, $4,211, $540, $1,111, $3,278, $433, $1,608, $1,250, $64 and $949 to Access CIG, LLC, Accruent, LLC, American Media, Inc., Charming Charlie, LLC, Covenant Surgical Partners, Inc., DFC Global Facility Borrower II LLC, Discovery DJ Services LLC, Elemica Holdings, Inc., Foundation Consumer Healthcare, LLC, Frontline Technologies Group Holding LLC, Ivy Hill Middle Market Credit Fund VIII, Ltd., Moss Holding Company, Pathway Partners Vet Management Company LLC, Studio Movie Grill Holdings, LLC, Teladoc, Inc., Visual Edge Technology Inc. and VLS Recovery Services, LLC, respectively.

f.
The CLO subordinated notes are considered equity positions in the CLO vehicles and are not rated. Equity investments are entitled to recurring distributions, which are generally equal to the remaining cash flow of the payments made by the underlying vehicle's securities less contractual payments to debt holders and expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

g.	NXT Capital CLO 2014-1 Class E Notes were rated Ba2 on Moody's credit scale as of December 31, 2017.

h.
The investment or a portion thereof is not a qualifying asset under the 1940 Act. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets as defined under Section 55 of the 1940 Act. As of December 31, 2017, 92.0% of the Company’s total assets represented qualifying assets.

i.	Position or a portion thereof unsettled as of December 31, 2017.

j.
In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional amounts as a result of an arrangement between the Company and other lenders in the syndication in exchange for a lower payment priority.

k.	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

l.	7-day effective yield as of December 31, 2017.

m.	Represents amortized cost for debt securities and cost for equity investments.

n.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, 34th Street, and was pledged as collateral supporting the amounts outstanding under the credit facility with JPM as of December 31, 2017 (see Note 8).

o.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, Flatiron Funding II, and was pledged as collateral supporting the amounts outstanding under the credit facility with Citibank as of December 31, 2017 (see Note 8).

See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands)

p.
Investment or a portion thereof held within the Company’s wholly-owned consolidated subsidiary, Murray Hill Funding II, and was pledged as collateral supporting the amounts outstanding under the repurchase agreement with UBS as of December 31, 2017 (see Note 8).

q.	Non-income producing security.

r.	Investment or a portion thereof was on non-accrual status as of December 31, 2017.

s.	Value determined using level 1 inputs.

t.
Investment determined to be an affiliated investment as defined in the 1940 Act as the Company owns between 5% and 25% of the portfolio company’s outstanding voting securities but does not control the company. Fair value as of December 31, 2016 and 2017, along with transactions during the year ended December 31, 2017 in these affiliated investments are as follows:

		Year Ended December 31, 2017				Year Ended December 31, 2017
Non-Controlled, Affiliated Investments	Fair Value at December 31, 2016	Gross Additions (Cost)(1)	Gross Reductions (Cost)(2)	Net Unrealized Gain (Loss)	Fair Value at December 31, 2017	Net Realized Gain (Loss)	Interest Income(3)
Conisus Holdings, Inc.
Series B Preferred Stock	$—	$9,200	$—	$100	$9,300	$—	$—
Common Stock	—	200	—	(25)	175	—	—
F+W Media, Inc.
First Lien Term Loan B-1	—	1,114	—	55	1,169	—	69
First Lien Term Loan B-2	—	2,743	—	(1,245)	1,498	—	226
Common Stock	—	—	—	—	—	—	—
Petroflow Energy Corp.
First Lien Term Loan	4,601	395	(1,440)	(165)	3,391	65	283
TexOak Petro Holdings LLC
Second Lien Term Loan	2,590	1,042	—	(3,632)	—	—	1,035
Membership Interests	—	—	—	—	—	—	—
Totals	$7,191	$14,694	$(1,440)	$(4,912)	$15,533	$65	$1,613

(1)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

(2)
Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

(3)	Includes PIK interest income.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Consolidated Schedule of Investments
December 31, 2017
(in thousands)

u.
For the year ended December 31, 2017, the following investments contain a PIK interest provision whereby the issuer has either the option or the obligation to make interest payments with the issuance of additional securities:

		Interest Rate			Interest Amount
Portfolio Company	Investment Type	Cash	PIK	All-in-Rate	Cash	PIK	Total
American Clinical Solutions LLC	Senior Secured First Lien Debt	10.50%	2.00%	12.50%	$962	$—	$962
Conisus Holdings, Inc. (v)	Preferred Stock	—	12.00%	12.00%	$—	$—	$—
Elements Behavioral Health, Inc. (v)	Senior Secured Second Lien Debt	—	13.00%	13.00%	$—	$370	$370
F+W Media, Inc. (v)	Senior Secured First Lien Debt	1.50%	10.00%	11.50%	$33	$176	$209
Petroflow Energy Corp. (v)	Senior Secured First Lien Debt	3.00%	6.00%	9.00%	$41	$242	$283
Rimini Street, Inc.	Senior Secured First Lien Debt	12.00%	3.00%	15.00%	$2,185	$552	$2,737
Sequoia Healthcare Management, LLC	Senior Secured First Lien Debt	12.00%	4.00%	16.00%	$765	$248	$1,013
Southcross Holdings Borrower LP	Senior Secured First Lien Debt	3.50%	5.50%	9.00%	$9	$7	$16
Spinal USA, Inc. / Precision Medical Inc.	Senior Secured First Lien Debt	—	10.50%	10.50%	$—	$313	$313
TexOak Petro Holdings LLC (v)	Senior Secured Second Lien Debt	—	8.00%	8.00%	$—	$313	$313
Visual Edge Technology, Inc.	Subordinated Note	—	12.50%	12.50%	$—	$324	$324

v.	PIK interest was on non-accrual status as of December 31, 2017.

w.	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company may be entitled to receive additional residual amounts.
See accompanying notes to consolidated financial statements.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Note 1. Organization and Principal Business
CĪON Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on August 9, 2011. On December 17, 2012, the Company successfully raised gross proceeds from unaffiliated outside investors of at least $2,500, or the minimum offering requirement, and commenced operations. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. The Company elected to be treated for federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
The Company’s investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. The Company’s portfolio is comprised primarily of investments in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, including corporate bonds and long-term subordinated loans, referred to as mezzanine loans, and equity, of private and thinly-traded U.S. middle-market companies.
The Company is managed by CION Investment Management, LLC, or CIM, a registered investment adviser and an affiliate of the Company. Pursuant to an investment advisory agreement with the Company, CIM oversees the management of the Company’s activities and is responsible for making investment decisions for the Company’s investment portfolio. On November 1, 2018, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the investment advisory agreement with CIM for a period of twelve months commencing December 17, 2018. The Company and CIM previously engaged Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, LLC, or, together with its subsidiaries, Apollo, a leading global alternative investment manager, to act as the Company’s investment sub-adviser.
On July 11, 2017, the members of CIM entered into a third amended and restated limited liability company agreement of CIM, or the Third CIM LLC Agreement, for the purpose of creating a joint venture between AIM and CION Investment Group, LLC, or CIG. Under the Third CIM LLC Agreement, AIM became a member of CIM and was issued a newly-created class of membership interests in CIM pursuant to which AIM will, among other things, share in the profits, losses, distributions and expenses of CIM with the other members in accordance with the terms of the Third CIM LLC Agreement, which will ultimately result in CIG and AIM each owning a 50% economic interest in CIM.
On July 10, 2017, the Company’s independent directors unanimously approved the termination of the investment sub-advisory agreement with AIM, effective as of July 11, 2017. Although the investment sub-advisory agreement and AIM's engagement as the Company’s investment sub-adviser were terminated, AIM's investment professionals continue to perform certain services for CIM and the Company, including, without limitation, identifying investment opportunities for approval by CIM's investment committee. AIM is not paid a separate fee in exchange for such services, but is entitled to receive distributions as a member of CIM as described above.
On December 4, 2017, the members of CIM entered into a fourth amended and restated limited liability company agreement of CIM, or the Fourth CIM LLC Agreement. Under the Fourth CIM LLC Agreement, AIM's investment professionals perform certain services for CIM, which include, among other services, (i) assistance with identifying and providing information about potential investment opportunities for approval by CIM’s investment committee; and (ii) providing (a) trade and settlement support; (b) portfolio and cash reconciliation; (c) market pipeline information regarding syndicated deals, in each case, as reasonably requested by CIM; and (d) monthly valuation reports and support for all broker-quoted investments. All of the Company's investment decisions are the sole responsibility of, and are made at the sole discretion of, CIM's investment committee, which consists entirely of CIG senior personnel.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation and Consolidation
The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and pursuant to the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of December 31, 2017 and for the year then ended included in the Company’s Annual Report on Form 10-K. Operating results for interim periods are not necessarily indicative of the results that may be expected for the full year ending December 31, 2018. The consolidated balance sheet and the consolidated schedule of investments as of December 31, 2017 are derived from the 2017 audited consolidated financial statements and include the accounts of the Company’s wholly-owned subsidiaries.
The Company evaluates subsequent events through the date that the consolidated financial statements are issued.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Recently Adopted Accounting Standards
In May 2014, the Financial Accounting Standards Board, or the FASB, issued ASU 2014-09, Revenue from Contracts with Customers, or ASU 2014-09, which establishes a comprehensive and converged standard on revenue recognition to enable financial statement users to better understand and consistently analyze an entity’s revenue across industries, transactions and geographies. The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. As such, ASU 2014-09 could impact the timing of revenue recognition. ASU 2014-09 also requires improved disclosures to help users of financial statements better understand the nature, amount, timing and uncertainty of revenue that is recognized. ASU 2014-09 applies to all entities. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, or ASU 2015-14, which amended the effective date of ASU 2014-09. ASU 2015-14 deferred the effective date of ASU 2014-09 to interim reporting periods within annual reporting periods beginning after December 15, 2017. This guidance was adopted by the Company during the three months ended March 31, 2018 and did not have a material impact on the Company’s consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force), or ASU 2016-15, which intends to reduce diversity in practice in how certain cash receipts and payments are classified in the statement of cash flows, including debt prepayment or extinguishment costs, the settlement of contingent liabilities arising from a business combination, proceeds from insurance settlements and distributions from certain equity method investments. ASU 2016-15 is effective for interim and annual periods beginning after December 15, 2017. This guidance was adopted by the Company during the three months ended March 31, 2018 and did not have a material impact on the Company’s consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force), or ASU 2016-18, which requires an entity to include in its cash and cash-equivalent balances in the statement of cash flows those amounts that are deemed to be restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual periods beginning after December 15, 2017. This guidance was adopted by the Company during the three months ended March 31, 2018 and did not have a material impact on the Company’s consolidated financial statements.

In January 2017, the FASB issued ASU 2017-01, Business Combinations: Clarifying the Definition of a Business, or ASU 2017-01, which clarifies the definition of a business with the objective of adding guidance to assist companies with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. ASU 2017-01 is expected to reduce the number of transactions that need to be further evaluated as businesses. ASU 2017-01 is effective for interim and annual periods beginning after December 15, 2017. This guidance was adopted by the Company during the three months ended March 31, 2018 and did not have a material impact on the Company’s consolidated financial statements.
Recently Announced Accounting Standards

In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, or ASU 2017-08, which shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 is effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted, including adoption during an interim period. If the Company early adopts the amendments during an interim period, any adjustments will be reflected as of the beginning of the fiscal year that includes such interim period. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Changes to the Disclosure Requirements for Fair Value Measurement, or ASU 2018-13, which modifies the disclosure requirements for fair value measurements in Topic 820 by removing, modifying, or adding certain disclosures. ASU 2018-13 is effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.
Cash and Cash Equivalents
Cash and cash equivalents include cash in banks and highly liquid investments with original maturity dates of three months or less. The Company’s cash and cash equivalents are held principally at one financial institution and at times may exceed insured limits. The Company periodically evaluates the creditworthiness of this institution and has not experienced any losses on such deposits.
Foreign Currency Translations
The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the foreign exchange rate on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Short Term Investments
Short term investments include an investment in a U.S. Treasury obligations fund, which seeks to provide current income and daily liquidity by purchasing U.S. Treasury securities and repurchase agreements that are collateralized by such securities. The Company had $100,044 and $206,547 of such investments at September 30, 2018 and December 31, 2017, respectively, which are included in investments, at fair value on the accompanying consolidated balance sheets and on the consolidated schedules of investments.
Offering and Organizational Costs
Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s registration statements in connection with the continuous public offerings of the Company’s shares. Certain initial offering costs that were funded by CIG on behalf of the Company were submitted by CIG for reimbursement upon meeting the minimum offering requirement on December 17, 2012. These costs were capitalized and amortized over a twelve month period as an adjustment to capital in excess of par value. All other offering costs are expensed as incurred by the Company.
Organizational costs include, among other things, the cost of organizing the Company as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. All organizational costs were funded by CIG and its affiliates and there was no liability for these organizational costs to the Company until CIG and its affiliates submitted such costs for reimbursement.
Income Taxes
The Company elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Company must, among other things, meet certain source of income and asset diversification requirements and distribute to shareholders, for each taxable year, at least 90% of the Company’s “investment company taxable income”, which is generally equal to the sum of the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. If the Company continues to qualify as a RIC and continues to satisfy the annual distribution requirement, the Company will not be subject to corporate level federal income taxes on any income that the Company distributes to its shareholders. The Company intends to make distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if the Company does not distribute at least 98.0% of net ordinary income, 98.2% of capital gains, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.
Two of the Company’s wholly-owned consolidated subsidiaries, View ITC, LLC and View Rise, LLC, or collectively the Taxable Subsidiaries, have elected to be treated as taxable entities for U.S. federal income tax purposes. As a result, the Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense or benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense or benefit, if any, and related tax assets and liabilities, where material, are reflected in the Company’s consolidated financial statements. There were no deferred tax assets or liabilities as of September 30, 2018.
Book/tax differences relating to permanent differences are reclassified among the Company’s capital accounts, as appropriate. Additionally, the tax character of distributions is determined in accordance with income tax regulations that may differ from GAAP (see Note 5).
Uncertainty in Income Taxes
The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by the taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. The Company did not have any uncertain tax positions during the periods presented herein.
The Company is subject to examination by U.S. federal, New York State, New York City and Maryland income tax jurisdictions for 2014, 2015, 2016, and 2017.
Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may materially differ from those estimates.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Valuation of Portfolio Investments
The fair value of the Company’s investments is determined quarterly in good faith by the Company’s board of directors pursuant to its consistently applied valuation procedures and valuation process in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC 820. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-tier fair value hierarchy that prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Inputs used to measure these fair values are classified into the following hierarchy:

Level 1 -	Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2 -
Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3 -
Unobservable inputs for the asset or liability. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes that include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by the disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The level in the fair value hierarchy for each fair value measurement has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may differ materially from the value that would be received upon an actual sale of such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that the Company ultimately realizes on these investments to materially differ from the valuations currently assigned.
The Company’s investments, excluding short term investments, consist primarily of debt securities that are traded on a private over-the-counter market for institutional investments. CIM attempts to obtain market quotations from at least two brokers or dealers for each investment (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). CIM utilizes mid-market pricing to determine fair value unless a different point within the range is more representative. Because of the private nature of this marketplace (meaning actual transactions are not publicly reported) and the non-binding nature of consensus pricing and/or quotes, the Company believes that these valuation inputs result in Level 3 classification within the fair value hierarchy.
Notwithstanding the foregoing, if in the reasonable judgment of CIM, the price of any investment held by the Company and determined in the manner described above does not accurately reflect the fair value of such investment, CIM will value such investment at a price that reflects such investment’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable. Investments that carry certain restrictions on sale will typically be valued at a discount from the public market value of the investment.
Any investments that are not publicly traded or for which a market price is not otherwise readily available are valued at a price that reflects its fair value. With respect to such investments, if CIM is unable to obtain market quotations, the investments are reviewed and valued using one or more of the following types of analyses:

i.	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

ii.	Valuations implied by third-party investments in the applicable portfolio companies.

iii.	Discounted cash flow analysis, including a terminal value or exit multiple.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Company’s consolidated financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing the Company’s debt investments;

•	multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.
All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.
The discounted cash flow model deemed appropriate by CIM is prepared for the applicable investments and reviewed by designated members of CIM’s management team. Such models are prepared at least quarterly or on an as needed basis. The model uses the estimated cash flow projections for the underlying investments and an appropriate discount rate is determined based on the latest financial information available for the borrower, prevailing market trends, comparable analysis and other inputs. The model, key assumptions, inputs, and results are reviewed by the designated members of CIM’s management team with final approval from the board of directors.
Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.
The Company periodically benchmarks the broker quotes from the brokers or dealers against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these quotes are reliable indicators of fair value. The Company may also use other methods to determine fair value for securities for which it cannot obtain market quotations through brokers or dealers, including the use of an independent valuation firm. Designated members of CIM’s management team and the Company's board of directors review and approve the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.
The value of the total return swap, or TRS, was primarily based on the increase or decrease in the value of the loans underlying the TRS, as determined by the Company. The loans underlying the TRS were valued in the same manner as loans owned by the Company. As in all cases, the level in the fair value hierarchy for each instrument is determined based on the lowest level of inputs that are significant to the fair value measurement. The Company classified the TRS as Level 3 within the fair value hierarchy based on the lowest level of significant inputs. For additional information on the TRS, see Note 7.
Revenue Recognition
Securities transactions are accounted for on the trade date. The Company records interest and dividend income on an accrual basis beginning on the trade settlement date or the ex-dividend date, respectively, to the extent that the Company expects to collect such amounts.  For investments in equity tranches of collateralized loan obligations, the Company records income based on the effective interest rate determined using the amortized cost and estimated cash flows, which is updated periodically. Loan origination fees, original issue discounts, and market discounts/premiums are recorded and such amounts are amortized as adjustments to interest income over the respective term of the loan using the effective interest method. The Company records prepayment premiums on loans and debt securities within interest income when it receives such amounts. In addition, the Company may generate revenue in the form of commitment, amendment, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with investments are recognized when earned.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The Company may have investments in its investment portfolio that contain a PIK interest provision. PIK interest is accrued as interest income if the portfolio company valuation indicates that such PIK interest is collectible and recorded as interest receivable up to the interest payment date. On the interest payment dates, the Company will capitalize the accrued interest receivable attributable to PIK as additional principal due from the borrower. Additional PIK securities typically have the same terms, including maturity dates and interest rates, as the original securities. In order to maintain RIC status, substantially all of this income must be paid out to shareholders in the form of distributions, even if the Company has not collected any cash. For additional information on investments that contain a PIK interest provision, see the consolidated schedules of investments as of September 30, 2018 and December 31, 2017.
Loans and debt securities, including those that are individually identified as being impaired under Accounting Standards Codification 310, Receivables, or ASC 310, are generally placed on non-accrual status immediately if, in the opinion of management, principal or interest is not likely to be paid, or when principal or interest is past due 90 days or more. Interest accrued but not collected at the date a loan or security is placed on non-accrual status is reversed against interest income. Interest income is recognized on non-accrual loans or debt securities only to the extent received in cash. However, where there is doubt regarding the ultimate collectibility of principal, cash receipts, whether designated as principal or interest, are thereafter applied to reduce the carrying value of the loan or debt security. Loans or securities are restored to accrual status only when interest and principal payments are brought current and future payments are reasonably assured.
Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
Gains or losses on the sale and repayment of investments are calculated by using the weighted-average method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the weighted-average amortized cost of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.
Derivative Instrument
The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements. Derivative contracts entered into by the Company are not designated as hedging instruments, and as a result, the Company presents changes in fair value through current period earnings.
Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity and operational risks. For additional information on the Company's derivative instruments, see Note 7.
Capital Gains Incentive Fee
Pursuant to the terms of the investment advisory agreement the Company entered into with CIM, the incentive fee on capital gains earned on liquidated investments of the Company’s investment portfolio during operations is determined and payable in arrears as of the end of each calendar year. Such fee equals 20% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a cumulative basis and to the extent that all realized capital losses and unrealized capital depreciation exceed realized capital gains as well as the aggregate realized net capital gains for which a fee has previously been paid, the Company would not be required to pay CIM a capital gains incentive fee. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
CIM did not take any incentive fees with respect to the Company’s TRS. For purposes of computing the capital gains incentive fee, CIM became entitled to a capital gains incentive fee upon the termination of the TRS, at which point all gains and losses of the underlying loans constituting the reference assets of the TRS were realized. However, realized losses exceeded realized gains on the underlying loans, resulting in no capital gains incentive fees on the TRS. Any net unrealized gains on the TRS were reflected in total assets on the Company’s consolidated balance sheets and included in the computation of the base management fee. Any net unrealized losses on the TRS were reflected in total liabilities on the Company’s consolidated balance sheets and excluded in the computation of the base management fee.
While the investment advisory agreement with CIM neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, the Company accrues capital gains incentive fees on unrealized gains. This accrual reflects the incentive fees that would be payable to CIM if the Company’s entire investment portfolio was liquidated at its fair value as of the balance sheet date even though CIM is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Net Increase in Net Assets per Share
Net increase in net assets per share is calculated based upon the daily weighted average number of shares of common stock outstanding during the reporting period.
Distributions
Distributions to shareholders are recorded as of the record date. The amount paid as a distribution is declared by the Company's co-chief executive officers and ratified by the board of directors on a quarterly basis. Net realized capital gains, if any, are distributed at least annually.
Note 3. Share Transactions
The Company’s initial continuous public offering commenced on July 2, 2012 and ended on December 31, 2015. The Company’s follow-on continuous public offering commenced on January 25, 2016 and will continue until no later than January 25, 2019.
The following table summarizes transactions with respect to shares of the Company’s common stock during the nine months ended September 30, 2018 and 2017:

	Nine Months Ended September 30,
	2018		2017
	Shares	Amount	Shares	Amount
Gross shares/proceeds from the offering	2,003,534	$19,169	4,718,559	$44,940
Reinvestment of distributions	3,210,927	29,251	3,251,250	29,701
Total gross shares/proceeds	5,214,461	48,420	7,969,809	74,641
Sales commissions and dealer manager fees	—	(708)	—	(1,713)
Net shares/proceeds	5,214,461	47,712	7,969,809	72,928
Share repurchase program	(8,960,845)	(81,535)	(3,316,625)	(30,167)
Net shares/proceeds (for) from share transactions	(3,746,384)	$(33,823)	4,653,184	$42,761
During the nine months ended September 30, 2018 and 2017, the Company sold 5,214,461 and 7,969,809 shares, respectively, at an average price per share of $9.29 and $9.37, respectively.
Since commencing its initial continuous public offering on July 2, 2012 and through September 30, 2018, the Company sold 112,035,367 shares of common stock for net proceeds of $1,141,735 at an average price per share of $10.19. The net proceeds include gross proceeds received from reinvested shareholder distributions of $153,383, for which the Company issued 16,834,704 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $147,356, for which the Company repurchased 16,222,692 shares of common stock.
From May 1, 2018 through September 24, 2018, the Company temporarily suspended the sale of shares of its common stock while it engaged with the SEC to have declared effective a post-effective amendment to the Company’s registration statement. On September 24, 2018, the SEC declared effective the Company's post-effective amendment to its registration statement in connection with the Company's follow-on continuous public offering. As a result, the Company resumed admitting shareholders on October 4, 2018.
During the period from October 1, 2018 to November 8, 2018, the Company sold 936,531 shares of common stock pursuant to its follow-on continuous public offering for gross proceeds of $8,940 at an average price per share of $9.55. The Company also received gross proceeds of $3,650 from reinvested shareholder distributions, for which the Company issued 404,931 shares of common stock.
Since commencing its initial continuous public offering on July 2, 2012 and through November 8, 2018, the Company sold 113,376,829 shares of common stock for net proceeds of $1,154,325 at an average price per share of $10.18. The net proceeds include gross proceeds received from reinvested shareholder distributions of $157,033, for which the Company issued 17,239,635 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $147,356, for which the Company repurchased 16,222,692 shares of common stock.
To ensure that the offering price per share, net of sales commissions and dealer manager fees, equaled or exceeded the net asset value per share on each subscription closing date and distribution reinvestment date, certain of the Company’s directors increased the offering price per share of common stock on certain dates. Due to a decline in the Company’s net asset value per share to an amount more than 2.5% below the Company’s then-current net offering price, certain of the Company’s directors decreased the offering price per share of common stock on certain dates.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The changes to our offering price per share since the commencement of our initial continuous public offering and the associated approval and effective dates of such changes were as follows:

Approval Date	Effective Date	New Offering Price Per Share
December 28, 2012	January 2, 2013	$10.04
January 31, 2013	February 1, 2013	$10.13
March 14, 2013	March 18, 2013	$10.19
May 15, 2013	May 16, 2013	$10.24
August 15, 2013	August 16, 2013	$10.32
February 4, 2014	February 5, 2014	$10.45
October 6, 2015	October 7, 2015	$10.20
November 24, 2015	November 25, 2015	$10.05
December 22, 2015	December 23, 2015	$9.95
March 8, 2016	March 9, 2016	$9.40
March 15, 2016	March 16, 2016	$9.45
March 22, 2016	March 23, 2016	$9.50
March 29, 2016	March 30, 2016	$9.55
April 5, 2016	April 6, 2016	$9.60
April 26, 2016	April 27, 2016	$9.65
May 3, 2016	May 4, 2016	$9.70
May 10, 2016	May 11, 2016	$9.75
May 31, 2016	June 1, 2016	$9.80
July 19, 2016	July 20, 2016	$9.85
July 26, 2016	July 27, 2016	$9.90
August 9, 2016	August 10, 2016	$9.95
August 23, 2016	August 24, 2016	$10.00
October 4, 2016	October 5, 2016	$10.05
October 11, 2016	October 12, 2016	$10.10
January 3, 2017	January 4, 2017	$9.57(1)
January 24, 2017	January 25, 2017	$9.60
March 7, 2017	March 8, 2017	$9.65
August 22, 2017	August 23, 2017	$9.70

(1)
On December 28, 2016, the Company entered into an amended and restated follow-on dealer manager agreement pursuant to which, among other things, the dealer manager fee was reduced to up to 2% and selling commissions were reduced to up to 3%. As a result, the Company adjusted its public offering price from $10.10 per share to $9.57 per share in order to maintain its net offering price of $9.09 per share (net of selling commissions and dealer manager fees).

Share Repurchase Program
On a quarterly basis, the Company offers, and intends to continue offering, to repurchase shares on such terms as may be determined by the Company’s board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the Company’s board of directors, such repurchases would not be in the best interests of the Company’s shareholders or would violate applicable law.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The Company limits the number of shares to be repurchased during any calendar year to the number of shares it can repurchase with the proceeds it receives from the issuance of shares pursuant to its fifth amended and restated distribution reinvestment plan. At the discretion of the Company’s board of directors, it may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase shares. In addition, the Company limits the number of shares to be repurchased in any calendar year to 15% of the weighted average number of shares outstanding in the prior calendar year, or 3.75% in each quarter, though the actual number of shares that it offers to repurchase may be less in light of the limitations noted above. The Company currently offers to repurchase such shares at a price equal to the estimated net asset value per share on each date of repurchase.
Any periodic repurchase offers are subject in part to the Company’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While the Company conducts quarterly tender offers as described above, it is not required to do so and may suspend or terminate the share repurchase program at any time, upon 30 days’ notice.
The following table summarizes the share repurchases completed during the nine months ended September 30, 2018:

Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
March 31, 2018	January 3, 2018	2,014,536	100%	9.12	$18,379
June 30, 2018	April 4, 2018	2,352,580	100%	9.15	21,525
September 30, 2018	July 5, 2018	2,507,596	100%	9.06	22,724
	September 26, 2018	2,086,133	100%	9.06	18,907
Total		8,960,845			$81,535
Note 4. Transactions with Related Parties
For the three and nine months ended September 30, 2018 and 2017, fees and other expenses incurred by the Company related to CIM and its affiliates were as follows:

			Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description	2018	2017	2018	2017
CION Securities, LLC	Dealer manager	Dealer manager fees(1)	$—	$290	$323	$782
CIM	Investment adviser	Management fees(2)	9,164	7,820	25,705	21,724
CIM	Investment adviser	Incentive fees(2)	5,573	—	5,573	—
CIM	Administrative services provider	Administrative services expense(2)	500	—	1,031	—
ICON Capital, LLC	Administrative services provider	Administrative services expense(2)	—	433	461	1,204
			$15,237	$8,543	$33,093	$23,710

(1)	Amounts charged directly to equity.

(2)	Amounts charged directly to operations.
On December 28, 2016, the Company entered into an amended and restated follow-on dealer manager agreement with CIM and CION Securities, LLC (formerly, ICON Securities, LLC), or CION Securities, in connection with the Company's follow-on continuous public offering. Under the amended and restated dealer manager agreement, the dealer manager fee was reduced from up to 3% to up to 2% of gross offering proceeds and selling commissions to the selling dealers were reduced from up to 7% to up to 3% of gross offering proceeds. Such costs are charged against capital in excess of par value when incurred. Since commencing its initial continuous public offering on July 2, 2012 and through November 8, 2018, the Company paid or accrued sales commissions of $65,014 to the selling dealers and dealer manager fees of $32,445 to CION Securities.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The Company has entered into an investment advisory agreement with CIM. On November 1, 2018, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the investment advisory agreement for a period of twelve months commencing December 17, 2018.  Pursuant to the investment advisory agreement, CIM is paid an annual base management fee equal to 2.0% of the average value of the Company’s gross assets, less cash and cash equivalents, and an incentive fee based on the Company’s performance, as described below. The base management fee is payable quarterly in arrears and is calculated based on the two most recently completed calendar quarters. The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in the investment advisory agreement, equal to 1.875% per quarter, or an annualized rate of 7.5%. For the three and nine months ended September 30, 2018, the Company recorded subordinated incentive fees on income of $5,573, which was payable as of September 30, 2018. For the three and nine months ended September 30, 2017, the Company had no liability for and did not record any subordinated incentive fees on income. The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is described in Note 2.

The Company accrues the capital gains incentive fee based on net realized gains and net unrealized appreciation; however, under the terms of the investment advisory agreement, the fee payable to CIM is based on net realized gains and unrealized depreciation and no such fee is payable with respect to unrealized appreciation unless and until such appreciation is actually realized. For the three and nine months ended September 30, 2018 and 2017, the Company had no liability for and did not record any capital gains incentive fees.
With respect to the TRS, CIM became entitled to receive a capital gains incentive fee upon the termination of the TRS, at which point all net gains and losses of the underlying loans constituting the reference assets of the TRS were realized. However, CIM did not take any incentive fees with respect to the Company’s TRS as realized losses exceeded realized gains on the underlying loans upon termination. See Note 2 for an additional discussion of CIM's entitlement to receive payment of incentive fees.

The Company entered into an administration agreement with CIM’s affiliate, ICON Capital, LLC, or ICON Capital, pursuant to which ICON Capital furnished the Company with administrative services including accounting, investor relations and other administrative services necessary to conduct its day-to-day operations. ICON Capital was reimbursed for administrative expenses it incurred on the Company’s behalf in performing its obligations, provided that such reimbursement was for the lower of ICON Capital’s actual costs or the amount that the Company would have been required to pay for comparable administrative services in the same geographic location. Such costs were reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company did not reimburse ICON Capital for any services for which it received a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in ICON Capital. On November 1, 2017, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the administration agreement for a period of twelve months commencing December 17, 2017.

On April 1, 2018, the Company entered into an administration agreement with CIM for the purpose of replacing ICON Capital with CIM as the Company's administrator pursuant to the terms of the administration agreement. No other material terms of the administration agreement with ICON Capital were amended in connection with the administration agreement with CIM. On November 1, 2018, the board of directors of the Company, including a majority of the board of directors who are not interested persons, approved the renewal of the administration agreement with CIM for a period of twelve months commencing December 17, 2018.

Under the terms of the investment advisory agreement, CIM and certain of its affiliates, which includes CIG, are entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all offering and organizational costs have been reimbursed. The Company’s payment of offering and organizational costs will not exceed 1.5% of the actual gross proceeds raised from the offerings (without giving effect to any potential expense support from CIG and its affiliates, which includes CIM). If the Company sells the maximum number of shares at its latest public offering price of $9.70 per share, the Company estimates that it may incur up to approximately $29,886 of expenses. With respect to any reimbursements for offering and organizational costs, the Company will interpret the 1.5% limit based on actual gross proceeds raised at the time of such reimbursement.  In addition, the Company will not issue any of its shares or other securities for services or for property other than cash or securities except as a dividend or distribution to its security holders or in connection with a reorganization.

Reinvestment of shareholder distributions and share repurchases are excluded from the gross proceeds from the Company’s offerings for purposes of determining the total amount of offering and organizational costs that can be paid by the Company. As of September 30, 2018, the Company raised gross offering proceeds of $1,135,708, of which it can pay up to $17,036 in offering and organizational costs (which represents 1.5% of the actual gross offering proceeds raised). Through September 30, 2018, the Company paid $10,468 of such costs, leaving an additional $6,568 that can be paid. As of November 8, 2018, the Company raised gross offering proceeds of $1,144,648, of which it can pay up to $17,170 in offering and organizational costs (which represents 1.5% of the actual gross offering proceeds raised). Through November 8, 2018, the Company paid $10,597 of such costs, leaving an additional $6,573 that can be paid.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

On January 30, 2013, the Company entered into the expense support and conditional reimbursement agreement with CIG, whereby CIG agreed to provide expense support to the Company in an amount that is sufficient to: (1) ensure that no portion of the Company’s distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (2) reduce the Company’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. On December 13, 2013 and January 16, 2015, the Company and CIG amended the expense support and conditional reimbursement agreement to extend the termination date of such agreement from January 30, 2014 to January 30, 2015 and from January 30, 2015 to December 31, 2015, respectively. On December 16, 2015 and December 14, 2016, the Company further amended and restated the expense support and conditional reimbursement agreement for purposes of including AIM as a party to the agreement and extending the termination date from December 31, 2016 to December 31, 2017, respectively. On January 2, 2018, the Company entered into an expense support and conditional reimbursement agreement with CIM for purposes of (i) replacing CIG and AIM with CIM as the expense support provider pursuant to the terms of the expense support and conditional reimbursement agreement; and (ii) extending the termination date to December 31, 2018.
For the three and nine months ended September 30, 2018, the Company did not receive any expense support from CIM. For the three and nine months ended September 30, 2017, the Company did not receive any expense support from CIG or AIM. See Note 5 for additional information on the sources of the Company’s distributions.
Pursuant to the expense support and conditional reimbursement agreement, the Company will have a conditional obligation to reimburse CIM for any amounts funded by CIM under such agreement (i) if expense support amounts funded by CIM exceed operating expenses incurred during any fiscal quarter, (ii) if the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to shareholders, and (iii) during any fiscal quarter occurring within three years of the date on which CIM funded such amount. The obligation to reimburse CIM for any expense support provided by CIM under such agreement is further conditioned by the following: (i) in the period in which reimbursement is sought, the ratio of operating expenses to average net assets, when considering the reimbursement, cannot exceed the ratio of operating expenses to average net assets, as defined, for the period when the expense support was provided; (ii) in the period when reimbursement is sought, the annualized distribution rate cannot fall below the annualized distribution rate for the period when the expense support was provided; and (iii) the expense support can only be reimbursed within three years from the date the expense support was provided.
Expense support, if any, will be determined as appropriate to meet the objectives of the expense support and conditional reimbursement agreement. The Company did not record any obligation to repay expense support from CIG or CIM during the three and nine months ended September 30, 2017 or 2018, respectively. The Company did not repay any expense support to CIG or CIM during the three and nine months ended September 30, 2017 or 2018, respectively. The Company may or may not be requested to reimburse any expense support provided in the future.
The Company or CIM may terminate the expense support and conditional reimbursement agreement at any time. CIM has indicated that it expects to continue such expense support until it believes that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Company terminates the investment advisory agreement with CIM, the Company may be required to repay all unreimbursed expense support funded by CIM within three years of the date of termination. There will be no acceleration or increase of such repayment obligation at termination of the investment advisory agreement with CIM. The specific amount of expense support provided by CIM, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that CIM will support any portion of the Company’s expenses in future quarters.
As of September 30, 2018 and December 31, 2017, the total liability payable to CIM and its affiliates was $14,937 and $11,603, respectively, which primarily related to fees earned by CIM during the three months ended September 30, 2018 and December 31, 2017, respectively.
Because CIM’s senior management team is comprised of substantially the same personnel as the senior management team of the Company’s affiliate, ICON Capital, which is the investment manager to certain equipment finance funds, or equipment funds, such members of senior management provide investment advisory and management services to the equipment funds in addition to the Company. In the event that CIM undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objective and strategies so that the Company will not be disadvantaged in relation to any other client of the investment adviser or its senior management team. However, it is currently possible that some investment opportunities will be provided to the equipment funds or other clients of CIM rather than to the Company.

Indemnifications
The investment advisory agreement, the administration agreement and the dealer manager agreement each provide certain indemnifications from the Company to the other relevant parties to such agreements.  The Company’s maximum exposure under these agreements is unknown. However, the Company has not experienced claims or losses pursuant to these agreements and believes the risk of loss related to such indemnifications to be remote.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Note 5. Distributions
From February 1, 2014 through July 17, 2017, the Company’s board of directors authorized and declared on a monthly basis a weekly distribution amount per share of common stock. On July 18, 2017, the Company's board of directors authorized and declared on a quarterly basis a weekly distribution amount per share of common stock. Effective September 28, 2017, the Company's board of directors delegated to management the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which will be ratified by the board of directors, each on a quarterly basis. Declared distributions are paid monthly.

The Company’s board of directors declared or ratified distributions for 52 and 39 record dates during the year ended December 31, 2017 and the nine months ended September 30, 2018, respectively.
The following table presents cash distributions per share that were declared during the year ended December 31, 2017 and the nine months ended September 30, 2018:

	Distributions
Three Months Ended	Per Share	Amount
2017
March 31, 2017 (thirteen record dates)	$0.1829	$20,123
June 30, 2017 (thirteen record dates)	0.1829	20,371
September 30, 2017 (thirteen record dates)	0.1829	20,644
December 31, 2017 (thirteen record dates)	0.1829	20,923
Total distributions for the year ended December 31, 2017	$0.7316	$82,061

2018
March 31, 2018 (thirteen record dates)	$0.1829	$21,002
June 30, 2018 (thirteen record dates)	0.1829	21,004
September 30, 2018 (thirteen record dates)	0.1829	20,776
Total distributions for the nine months ended September 30, 2018	$0.5487	$62,782

On September 26, 2018, the Company's co-chief executive officers declared regular weekly cash distributions of $0.014067 per share for October 2018 through December 2018. Each distribution was or will be paid monthly to shareholders of record as of the weekly record dates set forth below.

Record Date	Payment Date	Distribution Amount Per Share
October 2, 2018	October 31, 2018	$0.014067
October 9, 2018	October 31, 2018	$0.014067
October 16, 2018	October 31, 2018	$0.014067
October 23, 2018	October 31, 2018	$0.014067
October 30, 2018	October 31, 2018	$0.014067
November 6, 2018	November 28, 2018	$0.014067
November 13, 2018	November 28, 2018	$0.014067
November 20, 2018	November 28, 2018	$0.014067
November 27, 2018	November 28, 2018	$0.014067
December 4, 2018	December 26, 2018	$0.014067
December 11, 2018	December 26, 2018	$0.014067
December 18, 2018	December 26, 2018	$0.014067
December 25, 2018	December 26, 2018	$0.014067

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The Company has adopted an “opt in” distribution reinvestment plan for shareholders. As a result, if the Company makes a distribution, shareholders will receive distributions in cash unless they specifically “opt in” to the fifth amended and restated distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock.
On December 8, 2016, the Company amended and restated its distribution reinvestment plan pursuant to the fifth amended and restated distribution reinvestment plan, or the Fifth Amended DRIP. The Fifth Amended DRIP became effective as of, and first applied to the reinvestment of cash distributions paid on, February 1, 2017.  Under the Fifth Amended DRIP, cash distributions to participating shareholders will be reinvested in additional shares of common stock at a purchase price equal to the estimated net asset value per share of common stock as of the date of issuance.

The Company may fund its cash distributions to shareholders from any sources of funds available to the Company, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from CIM, which is subject to repayment by the Company within three years. The Company has not established limits on the amount of funds it may use from available sources to make distributions. For the nine months ended September 30, 2018, none of the Company's distributions resulted from expense support from CIM. For the years ended December 31, 2015, 2016 and 2017, none of the Company's distributions resulted from expense support from CIG or AIM. The purpose of this arrangement is to avoid such distributions being characterized as a return of capital. Shareholders should understand that any such distributions are not based on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or CIM provides such expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. CIM has no obligation to provide expense support to the Company in future periods.

The following table reflects the sources of cash distributions on a GAAP basis that the Company has declared on its shares of common stock during the nine months ended September 30, 2018 and 2017:

	Nine Months Ended September 30,
	2018			2017
Source of Distribution	Per Share	Amount	Percentage	Per Share	Amount	Percentage
Net investment income	$0.5487	$62,782	100.0%	$0.4953	$55,191	90.3%
Net realized gain on total return swap
Net interest and other income from TRS portfolio	—	—	—	0.0329	3,661	6.0%
Net gain on TRS loan sales(1)	—	—	—	0.0205	2,286	3.7%
Total distributions	$0.5487	$62,782	100.0%	$0.5487	$61,138	100.0%

(1)
During the nine months ended September 30, 2017, the Company realized losses of $19,736 primarily due to the purchase of loans by Flatiron Funding II, LLC in connection with the TRS refinancing that were previously held in the TRS and are not currently deductible on a tax-basis. See Note 8 for an additional discussion regarding this purchase.

It is the Company's policy to comply with all requirements of the Code applicable to RICs and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Company intends not to be subject to corporate level federal income tax or federal excise taxes. Accordingly, no federal income tax provision was required for the year ended December 31, 2017.

Income and capital gain distributions are determined in accordance with the Code and federal tax regulations, which may differ from amounts determined in accordance with GAAP. These book/tax differences, which could be material, are primarily due to differing treatments of income and gains on various investments held by the Company. Permanent book/tax differences result in reclassifications to capital in excess of par value, accumulated undistributed net investment income and accumulated undistributed realized gain on investments. During 2017, book/tax differences were primarily due to differing treatments of income and gains on various investments held by the Company. Permanent book/tax differences result in reclassifications to capital in excess of par value, accumulated undistributed net investment income and accumulated undistributed realized gain on investments.
The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV. Except for long term capital gains of $927, all distributions for 2017 were characterized as ordinary income distributions for federal income tax purposes.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The tax components of accumulated earnings (losses) for the current year will be determined at year end. As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

December 31, 2017
Undistributed ordinary income	$10,508
Accumulated losses	(3,354)
Net unrealized depreciation on investments and total return swap	(24,568)
Total accumulated earnings (losses)	$(17,414)
As of September 30, 2018, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,105; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $59,319; the net unrealized depreciation was $41,214; and the aggregate cost of securities for Federal income tax purposes was $1,955,590.
As of December 31, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,910; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $48,478; the net unrealized depreciation was $24,568; and the aggregate cost of securities for Federal income tax purposes was $1,738,763.
Note 6. Investments
The composition of the Company’s investment portfolio as of September 30, 2018 and December 31, 2017 at amortized cost and fair value was as follows:

	September 30, 2018			December 31, 2017
	Cost(1)	Fair Value	Percentage of Investment Portfolio	Cost(1)	Fair Value	Percentage of Investment Portfolio
Senior secured first lien debt	$1,395,849	$1,395,969	77.0%	$1,088,512	$1,100,336	73.0%
Senior secured second lien debt	358,252	350,218	19.3%	342,906	333,944	22.1%
Collateralized securities and structured products - debt	14,903	14,903	0.8%	25,411	25,289	1.7%
Collateralized securities and structured products - equity	16,908	16,332	0.9%	19,833	18,525	1.2%
Unsecured debt	—	—	—	7,653	7,639	0.5%
Equity	35,276	36,910	2.0%	21,538	21,915	1.5%
Subtotal/total percentage	1,821,188	1,814,332	100.0%	1,505,853	1,507,648	100.0%
Short term investments(2)	100,044	100,044		206,547	206,547
Total investments	$1,921,232	$1,914,376		$1,712,400	$1,714,195

(1)	Cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, for debt investments and cost for equity investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The following tables show the composition of the Company’s investment portfolio by industry classification and geographic dispersion, and the percentage, by fair value, of the total investment portfolio assets in such industries and geographies as of September 30, 2018 and December 31, 2017:

	September 30, 2018		December 31, 2017
Industry Classification	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
Healthcare & Pharmaceuticals	$364,000	20.0%	$255,608	17.0%
Services: Business	170,443	9.4%	195,251	13.0%
Services: Consumer	136,433	7.5%	46,702	3.1%
High Tech Industries	136,114	7.5%	194,902	12.9%
Media: Advertising, Printing & Publishing	133,388	7.4%	65,795	4.4%
Media: Diversified & Production	115,212	6.4%	117,896	7.8%
Telecommunications	79,054	4.4%	58,891	3.9%
Chemicals, Plastics & Rubber	76,552	4.2%	82,981	5.5%
Aerospace & Defense	65,420	3.6%	52,312	3.5%
Energy: Oil & Gas	64,247	3.5%	38,397	2.5%
Beverage, Food & Tobacco	63,699	3.5%	25,631	1.7%
Banking, Finance, Insurance & Real Estate	60,332	3.3%	19,857	1.3%
Consumer Goods: Durable	58,456	3.2%	60,863	4.0%
Hotel, Gaming & Leisure	50,288	2.8%	29,550	2.0%
Capital Equipment	42,031	2.3%	53,276	3.5%
Retail	35,451	2.0%	33,319	2.2%
Transportation: Cargo	31,870	1.8%	32,877	2.2%
Diversified Financials	31,235	1.7%	43,814	2.9%
Construction & Building	26,296	1.4%	24,633	1.6%
Automotive	25,712	1.4%	40,565	2.7%
Consumer Goods: Non-Durable	23,007	1.3%	7,055	0.5%
Metals & Mining	12,063	0.7%	12,785	0.8%
Forest Products & Paper	5,588	0.3%	5,599	0.4%
Media: Broadcasting & Subscription	4,494	0.2%	6,224	0.4%
Environmental Industries	2,947	0.2%	2,865	0.2%
Subtotal/total percentage	1,814,332	100.0%	1,507,648	100.0%
Short term investments	100,044		206,547
Total investments	$1,914,376		$1,714,195

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

	September 30, 2018		December 31, 2017
Geographic Dispersion(1)	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
United States	$1,694,376	93.5%	$1,379,180	91.5%
Canada	27,942	1.5%	29,114	1.9%
Luxembourg	18,250	1.0%	18,836	1.2%
Netherlands	18,128	1.0%	18,317	1.2%
Cayman Islands	16,332	0.9%	18,525	1.2%
Germany	14,903	0.8%	19,231	1.3%
Marshall Islands	9,792	0.5%	10,012	0.7%
France	6,005	0.3%	5,606	0.4%
Cyprus	4,736	0.3%	5,137	0.3%
United Kingdom	3,193	0.2%	2,865	0.2%
Bermuda	675	—	825	0.1%
Subtotal/total percentage	1,814,332	100.0%	1,507,648	100.0%
Short term investments	100,044		206,547
Total investments	$1,914,376		$1,714,195

(1)	The geographic dispersion is determined by the portfolio company's country of domicile.

As of September 30, 2018 and December 31, 2017, investments on non-accrual status represented 1.4% of the Company's investment portfolio on a fair value basis.
The Company’s investment portfolio may contain senior secured investments that are in the form of lines of credit, delayed draw term loans, revolving credit facilities, or unfunded commitments, which may require the Company to provide funding when requested in accordance with the terms of the underlying agreements. As of September 30, 2018 and December 31, 2017, the Company’s unfunded commitments amounted to $67,672 and $48,259, respectively. As of November 5, 2018, the Company’s unfunded commitments amounted to $68,576. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company.  Refer to Note 11 for further details on the Company’s unfunded commitments.
Note 7. Derivative Instruments

In the normal course of business and subject to the requirements of the 1940 Act, the Company enters into derivative instruments as part of its investment strategy.

Credit Default Swap

On October 14, 2016, the Company entered into a credit default swap with JPMorgan Chase Bank N.A. with a base notional amount of €22,000, to purchase protection with respect to Deutsche Bank AG exposure. As of December 31, 2016, the fair value of the credit default swap was $46. The swap terminated on March 20, 2017.

Total Return Swap

On December 17, 2012, the Company, through its wholly-owned consolidated subsidiary, Flatiron Funding, LLC, or Flatiron, entered into a TRS with Citibank, N.A., or Citibank.  Flatiron and Citibank amended the TRS on several occasions, most recently on February 18, 2017, to extend the termination or call date from February 18, 2017 to April 18, 2017. Prior to the call date, the maximum aggregate market value of the portfolio of loans subject to the TRS (determined at the time each such loan became subject to the TRS) was $800,000 and the interest rate payable by Flatiron to Citibank with respect to each loan included in the TRS was a spread of 1.40% per year over the floating rate index specified for each such loan, which would not be less than zero.  On April 18, 2017, the TRS expired in accordance with its terms. The agreements between Flatiron and Citibank, which collectively established the TRS, are referred to herein as the TRS Agreement.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The value of the TRS was based on the increase or decrease in the value of the loans underlying the TRS, as determined by the Company. The loans underlying the TRS were valued in the same manner as loans owned by the Company.  As of December 31, 2017, Citibank returned all cash collateral to Flatiron.
Realized gains and losses on the TRS are composed of any gains or losses on loans underlying the TRS as well as net interest and fees earned during the period. For the three and nine months ended September 30, 2018 and 2017, the net realized gain (loss) on the TRS consisted of the following:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Interest and other income from TRS portfolio	$—	$67	$—	$6,610
Interest and other expense from TRS portfolio	—	—	—	(2,949)
Net loss on TRS loan sales	—	—	—	(17,450)
Net realized gain (loss)(1)	$—	$67	$—	$(13,789)

(1)	Net realized gain (loss) is reflected in net realized gain (loss) on total return swap on the Company's consolidated statements of operations.

On March 29, 2017, Flatiron Funding II purchased certain loans underlying the TRS with a notional value of $363,860 in connection with the TRS refinancing. See Note 8 for additional information on Flatiron Funding II and the Citibank Credit Facility.
Note 8. Financing Arrangements

The following table presents summary information with respect to the Company’s outstanding financing arrangements as of September 30, 2018:

Financing Arrangement	Type of Financing Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
Citibank Credit Facility	Revolving Credit Facility	L+2.00%	$299,542	$25,458	March 30, 2020
JPM Credit Facility	Term Loan Credit Facility	L+3.00%	250,000	25,000	August 24, 2021
UBS Facility	Repurchase Agreement	L+3.50%	200,000	—	May 19, 2020
MS Credit Facility	Revolving Credit Facility	L+3.00%	150,000	50,000	December 19, 2022

Citibank Credit Facility

On March 29, 2017, Flatiron Funding II entered into a senior secured credit facility with Citibank. The senior secured credit facility with Citibank, or the Citibank Credit Facility, provides for a revolving credit facility in an aggregate principal amount of $325,000, subject to compliance with a borrowing base. On March 29, 2017, September 26, 2017 and November 17, 2017, Flatiron Funding II drew down $231,698, $50,000 and $42,844 of borrowings under the Citibank Credit Facility, respectively. On August 21, 2018, Flatiron Funding II repaid Citibank borrowings in the principal amount of $25,000 under the Amended Citibank Credit Facility.

On July 11, 2017, Flatiron Funding II amended the Citibank Credit Facility, or the Amended Citibank Credit Facility, with Citibank to make certain immaterial administrative amendments as a result of the termination of AIM as the Company's investment sub-adviser as discussed in Note 1.

On October 10, 2018 and November 8, 2018, Flatiron Funding II drew down $15,000 and $10,000 of borrowings under the Amended Citibank Credit Facility, respectively. On October 18, 2018, Flatiron Funding II repaid Citibank borrowings in the principal amount of $20,000 under the Amended Citibank Credit Facility.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Advances under the Amended Citibank Credit Facility bear interest at a floating rate equal to (1) the higher of (a) the Citibank prime rate, (b) the federal funds rate plus 1.5% or (c) the three-month LIBOR plus 1.0%, plus (2) a spread of (a) 2% per year during the period from and including March 29, 2017 and the earlier of March 29, 2019 and the date the Amended Citibank Credit Facility matures, or (b) 3% per year during the period from the date the Amended Citibank Credit Facility matures until all obligations under the Amended Citibank Credit Facility have been paid in full. Interest is payable quarterly in arrears. All advances under the Amended Citibank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than March 30, 2020. Flatiron Funding II may prepay advances pursuant to the terms and conditions of the credit and security agreement, subject to a 0.50% premium if the amount of the Amended Citibank Credit Facility is reduced or terminated on or prior to March 29, 2019. Flatiron Funding II must repay 50% of advances under the Amended Citibank Credit Facility outstanding on March 29, 2019 by September 15, 2019. In addition, Flatiron Funding II will be subject to a non-usage fee of 0.75% per year (subject to an increase to 2% in certain circumstances) on the amount, if any, of the aggregate principal amount available under the Amended Citibank Credit Facility that has not been borrowed. The non-usage fees, if any, are payable quarterly in arrears. Flatiron Funding II incurred certain customary costs and expenses in connection with obtaining the Citibank Credit Facility.

The Company incurred debt issuance costs of $1,945 in connection with obtaining the Citibank Credit Facility, which were recorded as a direct reduction to the outstanding balance of the Amended Citibank Credit Facility, which is included in the Company’s consolidated balance sheets and will amortize to interest expense over the term of the Amended Citibank Credit Facility. At September 30, 2018, the unamortized portion of the debt issuance costs was $968.

Flatiron Funding II purchased loans and other corporate debt securities with a fair value of $354,967 on the closing date pursuant to master participation and assignment agreements between Flatiron Funding II and each of 15th Street Loan Funding LLC and 15th Street Loan Funding 2 LLC, each a special purpose subsidiary of Citibank. 15th Street Loan Funding LLC and 15th Street Loan Funding 2 LLC held loans and other corporate debt securities in connection with the TRS Agreement between Citibank and Flatiron. Flatiron Funding II’s obligations to Citibank under the Amended Citibank Credit Facility are secured by a first priority security interest in all of the assets of Flatiron Funding II. The obligations of Flatiron Funding II under the Amended Citibank Credit Facility are non-recourse to the Company, and the Company’s exposure under the Amended Citibank Credit Facility is limited to the value of the Company’s investment in Flatiron Funding II.

In connection with the Amended Citibank Credit Facility, Flatiron Funding II has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. As of and for the nine months ended September 30, 2018, Flatiron Funding II was in compliance with all covenants and reporting requirements.

For the three months ended September 30, 2018 and 2017, the nine months ended September 30, 2018, and the period from March 29, 2017 to September 30, 2017, the components of interest expense, average borrowings, and weighted average interest rate for the Amended Citibank Credit Facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30, 2018	Period from March 29, 2017 to September 30, 2017
	2018	2017
Stated interest expense	$3,507	$1,953	$9,929	$3,860
Amortization of deferred financing costs	163	174	484	330
Non-usage fee	22	173	24	356
Total interest expense	$3,692	$2,300	$10,437	$4,546
Weighted average interest rate(1)	4.41%	3.54%	4.09%	3.50%
Average borrowings	$313,400	$234,416	$320,787	$233,042

(1)	Includes the stated interest expense and non-usage fee on the unused portion of the Amended Citibank Credit Facility and is annualized for periods covering less than one year.

JPM Credit Facility

On August 26, 2016, 34th Street entered into a senior secured credit facility with JPM. The senior secured credit facility with JPM, or the JPM Credit Facility, provided for borrowings in an aggregate principal amount of $150,000, of which $25,000 may be funded as a revolving credit facility, each subject to conditions described in the JPM Credit Facility. On August 26, 2016, 34th Street drew down $57,000 of borrowings under the JPM Credit Facility. On August 21, 2018, 34th Street drew down $25,577 of additional borrowings under the Amended JPM Credit Facility.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

On September 30, 2016, July 11, 2017, November 28, 2017 and May 23, 2018, 34th Street amended and restated the JPM Credit Facility, or the Amended JPM Credit Facility, with JPM. Under the Amended JPM Credit Facility entered into on September 30, 2016, the aggregate principal amount available for borrowings was increased from $150,000 to $225,000, of which $25,000 may be funded as a revolving credit facility, subject to conditions described in the Amended JPM Credit Facility. On September 30, 2016, 34th Street drew down $167,423 of additional borrowings under the Amended JPM Credit Facility, a portion of which was used to purchase the portfolio of loans from Credit Suisse Park View BDC, Inc. Under the Amended JPM Credit Facility entered into on July 11, 2017 and November 28, 2017, certain immaterial administrative amendments were made as a result of the termination of AIM as the Company's investment sub-adviser as discussed in Note 1. Under the Amended JPM Credit Facility entered into on May 23, 2018, the aggregate principal amount available for borrowings was increased from $225,000 to $275,000, of which $25,000 may be funded as a revolving credit facility, subject to conditions described in the Amended JPM Credit Facility, and the maturity date was extended to August 24, 2021.

Advances under the Amended JPM Credit Facility bear interest at a floating rate equal to the three-month LIBOR, plus a spread of 3.00% per year, which was reduced from 3.50% under the Amended JPM Credit Facility entered into on May 23, 2018. Interest is payable quarterly in arrears. All advances under the Amended JPM Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than August 24, 2021. 34th Street may prepay advances pursuant to the terms and conditions of the Amended JPM Credit Facility, subject to a 1% premium in certain circumstances. In addition, 34th Street will be subject to a non-usage fee of 1.0% per year on the amount, if any, of the aggregate principal amount available under the Amended JPM Credit Facility that has not been borrowed during the period from August 23, 2018, and ending on, but excluding, August 24, 2020. The non-usage fees, if any, are payable quarterly in arrears.
The Company contributed loans and other corporate debt securities to 34th Street in exchange for 100% of the membership interests of 34th Street, and may contribute additional loans and other corporate debt securities to 34th Street in the future. 34th Street’s obligations to JPM under the Amended JPM Credit Facility are secured by a first priority security interest in all of the assets of 34th Street. The obligations of 34th Street under the Amended JPM Credit Facility are non-recourse to the Company, and the Company’s exposure under the Amended JPM Credit Facility is limited to the value of the Company’s investment in 34th Street.

In connection with the Amended JPM Credit Facility, 34th Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. As of and for the nine months ended September 30, 2018, 34th Street was in compliance with all covenants and reporting requirements.

The Company incurred debt issuance costs of $4,052 in connection with obtaining and amending the JPM Credit Facility, which were recorded as a direct reduction to the outstanding balance of the Amended JPM Credit Facility, which is included in the Company’s consolidated balance sheet as of September 30, 2018 and will amortize to interest expense over the term of the Amended JPM Credit Facility. At September 30, 2018, the unamortized portion of the debt issuance costs was $2,080.

For the three and nine months ended September 30, 2018 and 2017, the components of interest expense, average borrowings, and weighted average interest rate for the Amended JPM Credit Facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Stated interest expense	$3,234	$2,770	$9,145	$7,978
Amortization of deferred financing costs	364	222	789	660
Non-usage fee	64	1	93	3
Total interest expense	$3,662	$2,993	$10,027	$8,641
Weighted average interest rate(1)	5.47%	4.74%	5.34%	4.61%
Average borrowings	$235,822	$224,423	$228,265	$224,423

(1)	Includes the stated interest expense and non-usage fee on the unused portion of the Amended JPM Credit Facility and is annualized for periods covering less than one year.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

UBS Facility

On May 19, 2017, the Company, through two newly-formed, wholly-owned, special-purpose financing subsidiaries, entered into a financing arrangement with UBS pursuant to which up to $125,000 was made available to the Company.

Pursuant to the financing arrangement, assets in the Company's portfolio may be contributed from time to time to Murray Hill Funding II, through Murray Hill Funding, LLC, or Murray Hill Funding, each a newly-formed, wholly-owned, special-purpose financing subsidiary of the Company. On May 19, 2017, the Company contributed assets to Murray Hill Funding II. The assets held by Murray Hill Funding II secure the obligations of Murray Hill Funding II under Class A Notes, or the Notes, issued by Murray Hill Funding II. Pursuant to an Indenture, dated May 19, 2017, between Murray Hill Funding II and U.S. Bank National Association, or U.S. Bank, as trustee, or the Indenture, the aggregate principal amount of Notes that may be issued by Murray Hill Funding II from time to time was $192,308. Murray Hill Funding purchased the Notes issued by Murray Hill Funding II at a purchase price equal to their par value. Murray Hill Funding makes capital contributions to Murray Hill Funding II to, among other things, maintain the value of the portfolio of assets held by Murray Hill Funding II.

Principal on the Notes will be due and payable on the stated maturity date of May 19, 2027. Pursuant to the Indenture, Murray Hill Funding II has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The Indenture contains events of default customary for similar transactions, including, without limitation: (a) the failure to make principal payments on the Notes at their stated maturity or any earlier redemption date or to make interest payments on the Notes and such failure is not cured within three business days; (b) the failure to disburse amounts in accordance with the priority of payments and such failure is not cured within three business days; and (c) the occurrence of certain bankruptcy and insolvency events with respect to Murray Hill Funding II or Murray Hill Funding.

Murray Hill Funding, in turn, entered into a repurchase transaction with UBS, pursuant to the terms of a Global Master Repurchase Agreement and the related Annex and Master Confirmation thereto, each dated May 19, 2017, or collectively, the UBS Facility. Pursuant to the UBS Facility, on May 19, 2017 and June 19, 2017, UBS purchased Notes held by Murray Hill Funding for an aggregate purchase price equal to 65% of the principal amount of Notes purchased. Subject to certain conditions, the maximum principal amount of Notes that may be purchased under the UBS Facility was $192,308. Accordingly, the aggregate maximum amount payable to Murray Hill Funding under the UBS Facility would not exceed $125,000. Murray Hill Funding will repurchase the Notes sold to UBS under the UBS Facility by no later than May 19, 2020. The repurchase price paid by Murray Hill Funding to UBS will be equal to the purchase price paid by UBS for the repurchased Notes (giving effect to any reductions resulting from voluntary partial prepayment(s)). If the UBS Facility is accelerated prior to May 19, 2020 due to an event of default or a mandatory or voluntary full payment by Murray Hill Funding, then Murray Hill Funding must pay to UBS a fee equal to the present value of the spread portion of the financing fees that would have been payable to UBS from the date of acceleration through May 19, 2020 had the acceleration not occurred. The financing fee under the UBS Facility is equal to the three-month LIBOR plus a spread of up to 3.50% per year for the relevant period.

On December 1, 2017, Murray Hill Funding II amended and restated the Indenture, or the Amended Indenture, pursuant to which the aggregate principal amount of Notes that may be issued by Murray Hill Funding II was increased from $192,308 to $266,667. Murray Hill Funding will purchase the Notes to be issued by Murray Hill Funding II from time to time. On December 1, 2017, Murray Hill Funding entered into a First Amended and Restated Master Confirmation to the Global Master Repurchase Agreement, or the Amended Master Confirmation, which sets forth the terms of the repurchase transaction between Murray Hill Funding and UBS under the UBS Facility. As part of the Amended Master Confirmation, on December 15, 2017 and April 2, 2018, UBS purchased the increased aggregate principal amount of Notes held by Murray Hill Funding for an aggregate purchase price equal to 75% of the principal amount of Notes issued. As a result of the Amended Master Confirmation, the aggregate maximum amount payable to Murray Hill Funding and made available to the Company under the UBS Facility was increased from $125,000 to $200,000. No other material terms of the UBS Facility were revised in connection with the amended UBS Facility.

UBS may require Murray Hill Funding to post cash collateral if, without limitation, the sum of the market value of the portfolio of assets and the cash and eligible investments held by Murray Hill Funding II, together with any posted cash collateral, is less than the required margin amount under the UBS Facility; provided, however, that Murray Hill Funding will not be required to post cash collateral with UBS until such market value has declined at least 10% from the initial market value of the portfolio assets.

The Company has no contractual obligation to post any such cash collateral or to make any payments to UBS on behalf of Murray Hill Funding. The Company may, but is not obligated to, increase its investment in Murray Hill Funding for the purpose of funding any cash collateral or payment obligations for which Murray Hill Funding becomes obligated in connection with the amended UBS Facility. The Company’s exposure under the amended UBS Facility is limited to the value of the Company’s investment in Murray Hill Funding.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Pursuant to the amended UBS Facility, Murray Hill Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. The amended UBS Facility contains events of default customary for similar financing transactions, including, without limitation: (a) failure to transfer the Notes to UBS on the applicable purchase date or repurchase the Notes from UBS on the applicable repurchase date; (b) failure to pay certain fees and make-whole amounts when due; (c) failure to post cash collateral as required; (d) the occurrence of insolvency events with respect to Murray Hill Funding; and (e) the admission by Murray Hill Funding of its inability to, or its intention not to, perform any of its obligations under the amended UBS Facility.

Murray Hill Funding paid an upfront fee and incurred certain other customary costs and expenses totaling $2,637 in connection with obtaining the amended UBS Facility, which were recorded as a direct reduction to the outstanding balance of the amended UBS Facility, which is included in the Company’s consolidated balance sheets and will amortize to interest expense over the term of the amended UBS Facility. At September 30, 2018, the unamortized portion of the upfront fee and other expenses was $1,537.

As of September 30, 2018, Notes in the aggregate principal amount of $266,667 had been purchased by Murray Hill Funding from Murray Hill Funding II and subsequently sold to UBS under the amended UBS Facility for aggregate proceeds of $200,000. The carrying amount outstanding under the amended UBS Facility approximates its fair value. The Company funded each purchase of Notes by Murray Hill Funding through a capital contribution to Murray Hill Funding. As of September 30, 2018, the amount due at maturity under the amended UBS Facility was $200,000. The Notes issued by Murray Hill Funding II and purchased by Murray Hill Funding eliminate in consolidation on the Company’s consolidated financial statements.

As of September 30, 2018, the fair value of assets held by Murray Hill Funding II was $351,646.

For the three and nine months ended September 30, 2018, the three months ended September 30, 2017, and the period from May 19, 2017 to September 30, 2017, the components of interest expense, average borrowings, and weighted average interest rate for the amended UBS Facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30, 2018	Period from May 19, 2017 to September 30, 2017
	2018	2017
Stated interest expense	$3,027	$1,480	$7,885	$2,009
Amortization of deferred financing costs	237	147	703	219
Total interest expense	$3,264	$1,627	$8,588	$2,228
Weighted average interest rate(1)	5.92%	4.74%	5.55%	4.72%
Average borrowings	$200,000	$125,000	$187,500	$113,519

(1)	Includes the stated interest expense and non-usage fee on the unused portion of the amended UBS Facility and is annualized for periods covering less than one year.
MS Credit Facility

On December 19, 2017, 33rd Street Funding entered into a senior secured credit facility, or the MS Credit Facility, with MS. The MS Credit Facility provides for a revolving credit facility in an aggregate principal amount of up to $200,000, subject to compliance with a borrowing base.

Advances under the MS Credit Facility will be available through December 19, 2020 and will bear interest at a floating rate equal to the three-month LIBOR, plus a spread of (i) 3.0% per year through December 19, 2020 and (i) 3.5% per year thereafter through December 19, 2022. Interest is payable quarterly in arrears. All advances under the MS Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than December 19, 2022. 33rd Street Funding may prepay advances pursuant to the terms and conditions of the loan and servicing agreement, subject to a 3% premium if the amount of the MS Credit Facility is reduced below $100,000 or terminated on or prior to December 19, 2018, and subject to a 2% or 1% premium if the amount of the MS Credit Facility is reduced or terminated on or prior to December 19, 2019 or December 19, 2020, respectively. In addition, 33rd Street Funding will be subject to a non-usage fee of 0.75% per year that accrues for each day of an accrual period on the amount by which $200,000 exceeds the greater of (x) the aggregate principal amount, if any, of the advances outstanding on such day and (y) during the period from June 20, 2018 through December 19, 2020, 75% of $200,000 (or such smaller amount if the committed facility amount is reduced pursuant to the terms and conditions of the loan and servicing agreement). The non-usage fees, if any, are payable quarterly in arrears. 33rd Street Funding incurred certain customary costs and expenses in connection with obtaining the MS Credit Facility.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

In connection with the MS Credit Facility, 33rd Street Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The MS Credit Facility contains customary events of default for similar financing transactions, including, without limitation: (a) the failure to make any payment when due and thereafter (other than with respect to payments of principal and interest), within one business day following the earlier of (i) 33rd Street Funding becoming aware of such failure; or (ii) notice of such default is provided by MS; (b) the insolvency or bankruptcy of 33rd Street Funding, the Company or CIM; (c) a change of control of 33rd Street Funding shall have occurred or CIM ceases to be the investment advisor of the Company; (d) the failure by 33rd Street Funding to make any payment when due in connection with any of its other indebtedness having an aggregate value of at least $500, or any other default by 33rd Street Funding of any agreement related to such indebtedness; (e) any representation, warranty, condition or agreement of 33rd Street Funding, the Company or CIM under the loan and servicing agreement is incorrect or not performed, which if capable of being cured, is not cured within 30 days; and (f) the failure to satisfy certain financial covenants, which if capable of being cured, is not cured within the time period specified in the loan and servicing agreement. Upon the occurrence and during the continuation of an event of default, MS may declare the outstanding advances and all other obligations under the MS Credit Facility immediately due and payable.

The Company contributed loans and other corporate debt securities to 33rd Street Funding in exchange for 100% of the membership interests of 33rd Street Funding, and may contribute additional loans and other corporate debt securities to 33rd Street Funding in the future. 33rd Street Funding’s obligations to MS under the MS Credit Facility are secured by a first priority security interest in all of the assets of 33rd Street Funding. The obligations of 33rd Street Funding under the MS Credit Facility are non-recourse to the Company, and the Company's exposure under the MS Credit Facility is limited to the value of the Company's investment in 33rd Street Funding. 33rd Street Funding has appointed CIM to manage its portfolio.

On June 5, 2018, June 12, 2018 and June 28, 2018, 33rd Street Funding drew down $25,000, $75,000 and $50,000 of borrowings under the MS Credit Facility, respectively.

On July 9, 2018, 33rd Street Funding amended and restated the MS Credit Facility to make certain immaterial administrative amendments.

33rd Street Funding paid an upfront fee and incurred certain other customary costs and expenses totaling $2,591 in connection with obtaining the MS Credit Facility, which the Company initially recorded as prepaid expenses and other assets on the Company’s consolidated balance sheets and will amortize to interest expense over the term of the MS Credit Facility. On June 5, 2018, unamortized upfront fees were recorded as a direct reduction to the outstanding balance of the MS Credit Facility, which is included in the Company’s consolidated balance sheet as of September 30, 2018. At September 30, 2018, the unamortized portion of the upfront fee and other expenses was $2,187.
For the three and nine months ended September 30, 2018, the components of interest expense, average borrowings, and weighted average interest rate for the MS Credit Facility were as follows:

	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2018
Stated interest expense	$2,057	$2,373
Non-usage fee	96	858
Amortization of deferred financing costs	130	387
Total interest expense	$2,283	$3,618
Weighted average interest rate(1)	5.61%	7.26%
Average borrowings	$150,000	$58,700

(1)	Includes the stated interest expense and non-usage fee, if any, on the unused portion of the MS Credit Facility and is annualized for periods covering less than one year.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

East West Bank Credit Facility
On April 30, 2015, the Company entered into a revolving credit facility, or the EWB Credit Facility, with East West Bank, or EWB. The EWB Credit Facility provided for borrowings in an aggregate principal amount of up to $40,000, subject to certain conditions, and the Company was required to maintain $2,000 in a demand deposit account with EWB at all times. On April 27, 2017, the EWB Credit Facility expired in accordance with its terms. Through the expiration date, the Company was in compliance with all covenants and reporting requirements under the EWB Credit Facility.
For the three and nine months ended September 30, 2018 and 2017, the components of interest expense for the EWB Credit Facility were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Non-usage fee	$—	$—	$—	$65
Amortization of deferred financing costs	—	—	—	63
Total interest expense	$—	$—	$—	$128
Note 9. Fair Value of Financial Instruments

The following table presents fair value measurements of the Company’s portfolio investments as of September 30, 2018 and December 31, 2017, according to the fair value hierarchy:

	September 30, 2018				December 31, 2017
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Senior secured first lien debt	$—	$—	$1,395,969	$1,395,969	$—	$—	$1,100,336	$1,100,336
Senior secured second lien debt	—	—	350,218	350,218	—	—	333,944	333,944
Collateralized securities and structured products - debt	—	—	14,903	14,903	—	—	25,289	25,289
Collateralized securities and structured products - equity	—	—	16,332	16,332	—	—	18,525	18,525
Unsecured debt	—	—	—	—	—	—	7,639	7,639
Equity	7,113	—	29,797	36,910	5,638	—	16,277	21,915
Short term investments	100,044	—	—	100,044	206,547	—	—	206,547
Total Investments	$107,157	$—	$1,807,219	$1,914,376	$212,185	$—	$1,502,010	$1,714,195

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The following tables provide a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30, 2018
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Equity	Total
Beginning balance, June 30, 2018	$1,378,155	$365,598	$14,903	$16,050	$18,680	$1,793,386
Investments purchased	283,715	2,982	—	—	10,501	297,198
Net realized gain	2,919	186	—	—	—	3,105
Net change in unrealized (depreciation) appreciation	(9,488)	(2,196)	—	378	616	(10,690)
Accretion of discount	2,148	370	—	—	—	2,518
Sales and principal repayments	(261,480)	(16,722)	—	(96)	—	(278,298)
Ending balance, September 30, 2018	$1,395,969	$350,218	$14,903	$16,332	$29,797	$1,807,219
Change in net unrealized (depreciation) appreciation on investments still held as of September 30, 2018(1)	$(4,934)	$(2,062)	$—	$378	$616	$(6,002)

(1)	Included in net change in unrealized (depreciation) appreciation on investments in the consolidated statements of operations.

	Nine Months Ended September 30, 2018
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Equity	Total
Beginning balance, December 31, 2017	$1,100,336	$333,944	$25,289	$18,525	$7,639	$16,277	$1,502,010
Investments purchased	892,550	98,462	—	—	—	13,738	1,004,750
Net realized gain (loss)	4,468	(4,936)	349	137	21	—	39
Net change in unrealized (depreciation) appreciation	(11,703)	928	122	731	14	(218)	(10,126)
Accretion of discount	5,805	1,035	13	—	4	—	6,857
Sales and principal repayments	(595,487)	(79,215)	(10,870)	(3,061)	(7,678)	—	(696,311)
Ending balance, September 30, 2018	$1,395,969	$350,218	$14,903	$16,332	$—	$29,797	$1,807,219
Change in net unrealized (depreciation) appreciation on investments still held as of September 30, 2018(1)	$(9,235)	$(4,144)	$295	$304	$—	$(218)	$(12,998)

(1)	Included in net change in unrealized (depreciation) appreciation on investments in the consolidated statements of operations.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

	Three Months Ended September 30, 2017
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Equity	Total Return Swap	Total
Beginning balance, June 30, 2017	$1,062,513	$413,690	$29,113	$30,190	$—	$3,554	$—	$1,539,060
Investments purchased	215,514	61,505	—	—	7,331	853	—	285,203
Net realized (loss) gain	(5,600)	2,805	(5)	—	—	—	67	(2,733)
Net change in unrealized appreciation (depreciation)	5,400	(3,079)	253	(328)	(2)	(544)	—	1,700
Accretion of discount	1,825	690	13	—	2	—	—	2,530
Sales and principal repayments	(200,132)	(73,152)	(1,090)	(274)	—	—	(67)	(274,715)
Ending balance, September 30, 2017	$1,079,520	$402,459	$28,284	$29,588	$7,331	$3,863	$—	$1,551,045
Change in net unrealized appreciation (depreciation) on investments still held as of September 30, 2017(1)	$1,205	$(1,434)	$253	$(328)	$(2)	$(544)	$—	$(850)

(1)
Included in net change in unrealized (depreciation) appreciation on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation on total return swap.

	Nine Months Ended September 30, 2017
	Senior Secured First Lien Debt	Senior Secured Second Lien Debt	Collateralized Securities and Structured Products - Debt	Collateralized Securities and Structured Products - Equity	Unsecured Debt	Equity	Total Return Swap	Total
Beginning balance, December 31, 2016	$489,913	$434,347	$38,114	$34,648	$16,851	$5,107	$(15,402)	$1,003,578
Investments purchased	951,502	179,814	—	—	8,420	1,025	—	1,140,761
Net realized (loss) gain	(8,883)	4,256	2	(451)	163	—	(13,789)	(18,702)
Net change in unrealized appreciation (depreciation)	10,240	564	823	1,116	437	(2,269)	15,402	26,313
Accretion of discount	4,768	1,940	60	—	31	—	—	6,799
Sales and principal repayments	(368,020)	(218,462)	(10,715)	(5,725)	(18,571)	—	13,789	(607,704)
Ending balance, September 30, 2017	$1,079,520	$402,459	$28,284	$29,588	$7,331	$3,863	$—	$1,551,045
Change in net unrealized appreciation (depreciation) on investments still held as of September 30, 2017(1)	$10,033	$1,612	$596	$1,116	$(2)	$(2,269)	$—	$11,086

(1)
Included in net change in unrealized (depreciation) appreciation on investments in the consolidated statements of operations except where related to the total return swap, which is included in net change in unrealized appreciation on total return swap.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Significant Unobservable Inputs
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of investments as of September 30, 2018 and December 31, 2017 were as follows:

	September 30, 2018
	Fair Value	Valuation Techniques/ Methodologies	Unobservable Inputs	Range			Weighted Average(1)
Senior secured first lien debt	$863,716	Discounted Cash Flow	Discount Rates	3.0%	—	30.0%	10.0%
	527,476	Broker Quotes	Broker Quotes	N/A			N/A
	2,979	Market Comparable Approach	EBITDA Multiple	3.25x	—	4.00x	4.00x
	1,798		Revenue Multiple	0.20x	—	0.25x	0.25x
Senior secured second lien debt	206,154	Discounted Cash Flow	Discount Rates	9.3%	—	21.2%	11.5%
	144,064	Broker Quotes	Broker Quotes	N/A			N/A
Collateralized securities and structured products - debt	14,903	Discounted Cash Flow	Discount Rates	N/A			11.0%
Collateralized securities and structured products - equity	16,332	Discounted Cash Flow	Discount Rates	N/A			13.0%
Equity	24,541	Market Comparable Approach	EBITDA Multiple	5.00x	—	10.00x	7.77x
	3,477		Revenue Multiple	0.20x	—	1.25x	0.91x
	1,614	Broker Quotes	Broker Quotes	N/A			N/A
	165	Options Pricing Model	Expected Volatility	30.7%	—	109.0%	54.7%
Total	$1,807,219

(1)	Weighted average amounts are based on the estimated fair values.

	December 31, 2017
	Fair Value	Valuation Techniques/ Methodologies	Unobservable Inputs	Range			Weighted Average(1)
Senior secured first lien debt	$697,482	Discounted Cash Flow	Discount Rates	5.0%	-	23.3%	10.0%
	377,869	Broker Quotes	Broker Quotes	N/A			N/A
	24,985	Market Comparable Approach	EBITDA Multiple	3.50x	-	10.50x	7.04x
			Revenue Multiple	0.25x	-	1.00x	0.73x
Senior secured second lien debt	175,392	Discounted Cash Flow	Discount Rates	8.7%	-	13.1%	10.5%
	158,097	Broker Quotes	Broker Quotes	N/A			N/A
	455	Market Comparable Approach	Revenue Multiple	0.95x	-	1.15x	1.10x
Collateralized securities and structured products - debt	25,289	Discounted Cash Flow	Discount Rates	6.3%	-	11.0%	9.6%
Collateralized securities and structured products - equity	18,525	Discounted Cash Flow	Discount Rates	14.0%	-	15.0%	14.5%
Unsecured debt	7,639	Discounted Cash Flow	Discount Rates	N/A			13.1%
Equity	16,250	Market Comparable Approach	EBITDA Multiple	4.50x	-	11.00x	9.34x
	27	Options Pricing Model	Expected Volatility	29.0%	-	30.0%	29.5%
Total	$1,502,010

(1)	Weighted average amounts are based on the estimated fair values.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

The significant unobservable inputs used in the fair value measurement of the Company’s senior secured first lien debt, senior secured second lien debt, collateralized securities and structured products, unsecured debt and equity are discount rates, EBITDA multiples, revenue multiples, broker quotes and expected volatility. A significant increase or decrease in discount rates would result in a significantly lower or higher fair value measurement, respectively. A significant increase or decrease in the EBITDA multiples, revenue multiples, broker quotes and expected volatility would result in a significantly higher or lower fair value measurement, respectively.
Note 10. General and Administrative Expense
General and administrative expense consisted of the following items for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Professional fees	$268	$147	$1,221	$943
Transfer agent expense	310	321	956	947
Dues and subscriptions	182	223	584	630
Valuation expense	179	463	550	989
Accounting and administrative costs	143	108	508	388
Director fees and expenses	114	125	356	327
Insurance expense	118	102	321	309
Printing and marketing expense	26	59	172	291
Due diligence fees	55	87	164	145
Other expenses	12	168	161	251
Total general and administrative expense	$1,407	$1,803	$4,993	$5,220

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies
The Company entered into certain contracts with other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to such indemnifications to be remote.
As of September 30, 2018 and December 31, 2017, the Company’s unfunded commitments were as follows:

Unfunded Commitments	September 30, 2018(1)	December 31, 2017(1)
TherapeuticsMD, Inc.(2)	$25,000	$—
DFC Global Facility Borrower II LLC(2)	5,580	10,425
Lift Brands, Inc.(2)	5,000	—
Foundation Consumer Healthcare, LLC(2)	4,211	4,211
Ministry Brands, LLC(2)	4,080	1,865
Studio Movie Grill Holdings, LLC(2)	2,772	1,608
Instant Web, LLC(2)	2,704	—
CircusTrix Holdings, LLC(2)	2,675	—
Elemica, Inc.(2)	2,500	2,500
Moss Holding Company(2)	2,232	3,278
Adams Publishing Group, LLC(2)	2,069	—
Charming Charlie, LLC(2)	1,938	1,048
American Media, Inc.(2)	1,778	237
Teladoc, Inc.(2)	1,250	1,250
Ivy Hill Middle Market Credit Fund VIII, Ltd.(2)	1,111	1,111
Visual Edge Technology, Inc.(2)	831	—
TDG Group Holding Company(2)	720	—
Woodstream Corp.(2)	559	—
Frontline Technologies Group Holding LLC	328	540
VLS Recovery Services, LLC	205	1,108
SM Wellness Holdings, Inc.(2)	128	—
Covenant Surgical Partners, Inc.	1	458
Centene Corp.	—	12,170
Discovery DJ Services LLC	—	4,706
Pathway Partners Vet Management Company LLC	—	818
PDI TA Holdings, Inc.(2)	—	815
Accruent, LLC	—	111
Total	$67,672	$48,259

(1)	Unless otherwise noted, the funding criteria for these unfunded commitments had not been met at the date indicated.

(2)
As of November 5, 2018, the Company was committed, upon the satisfaction of certain conditions, to fund an additional $534, $2,069, $1,659, $1,938, $2,675, $5,317, $2,500, $4,211, $2,704, $1,111, $5,000, $4,080, $2,232, $624, $663, $128, $2,772, $720, $1,250, $25,000, $831 and $559 to Achilles Acquisition, LLC, Adams Publishing Group, LLC, American Media, Inc., Charming Charlie LLC, CircusTrix Holdings, LLC, DFC Global Facility Borrower II LLC, Elemica, Inc., Foundation Consumer Healthcare, LLC, Instant Web, LLC, Ivy Hill Middle Market Credit Fund VIII, Ltd., Lift Brands, Inc., Ministry Brands, LLC, Moss Holding Company, OTG Management, LLC, PDI TA Holdings, Inc., SM Wellness Holdings, Inc., Studio Movie Grill Holdings, LLC, TDG Group Holding Company, Teladoc, Inc., TherapeuticsMD, Inc., Visual Edge Technology, Inc. and Woodstream Corp., respectively.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Unfunded commitments to provide funds to companies are not recorded on the Company’s consolidated balance sheets. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for the Company. The Company intends to use cash on hand, short-term investments, proceeds from borrowings, and other liquid assets to fund these commitments should the need arise. For information on the companies to which the Company is committed to fund additional amounts as of September 30, 2018 and December 31, 2017, refer to the table above and the consolidated schedules of investments.
The Company will fund its unfunded commitments from the same sources it uses to fund its investment commitments that are funded at the time they are made (i.e., advances from its financing arrangements and/or cash flows from operations). The Company will not fund its unfunded commitments from future net proceeds generated by securities offerings. The Company follows a process to manage its liquidity and ensure that it has available capital to fund its unfunded commitments. Specifically, the Company prepares detailed analyses of the level of its unfunded commitments relative to its then available liquidity on a daily basis. These analyses are reviewed and discussed on a weekly basis by the Company’s executive officers and senior members of CIM (including members of the investment committee) and are updated on a “real time” basis in order to ensure that the Company has adequate liquidity to satisfy its unfunded commitments.
Note 12. Fee Income
Fee income consists of commitment fees and amendment fees. The following table summarizes the Company’s fee income for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Amendment fees	$271	$984	$815	$1,979
Commitment fees	133	182	470	672
Total	$404	$1,166	$1,285	$2,651
For the three and nine months ended September 30, 2018 and 2017, all fee income was non-recurring.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

Note 13. Financial Highlights

The following is a schedule of financial highlights as of and for the nine months ended September 30, 2018 and 2017:

	Nine Months Ended September 30,
	2018	2017
Per share data:(1)
Net asset value at beginning of period	$9.14	$9.11
Results of operations:
Net investment income	0.54	0.52
Net realized gain (loss) and net change in unrealized (depreciation) appreciation on investments(2)	(0.07)	0.06
Net realized gain and net change in unrealized appreciation on total return swap	—	0.01
Net increase in net assets resulting from operations(2)	0.47	0.59
Shareholder distributions:
Distributions from net investment income	(0.55)	(0.50)
Distributions from net realized gains	—	(0.05)
Net decrease in net assets from shareholders' distributions	(0.55)	(0.55)
Capital share transactions:
Issuance of common stock above net asset value(3)	—	—
Repurchases of common stock(4)	—	—
Net increase in net assets resulting from capital share transactions	—	—
Net asset value at end of period	$9.06	$9.15
Shares of common stock outstanding at end of period	112,035,367	114,440,741
Total investment return-net asset value(5)	5.23%	6.68%
Net assets at beginning of period	$1,058,691	$999,763
Net assets at end of period	$1,015,194	$1,047,187
Average net assets	$1,044,899	$1,020,019
Ratio/Supplemental data:
Ratio of net investment income to average net assets	5.91%	5.69%
Ratio of gross operating expenses to average net assets(6)	6.74%	4.28%
Ratio of expenses to average net assets(7)	6.74%	4.28%
Ratio of net operating expenses to average net assets	6.74%	4.28%
Portfolio turnover rate(8)	41.65%	46.07%
Asset coverage ratio(9)	2.13	2.66

(1)	The per share data for the nine months ended September 30, 2018 and 2017 was derived by using the weighted average shares of common stock outstanding during each period.

(2)
The amount shown for net realized gain (loss) and net change in unrealized (depreciation) appreciation on investments is the balancing figure derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales and repurchases of the Company’s shares in relation to fluctuating market values for the portfolio. As a result, net increase in net assets resulting from operations in this schedule may vary from the consolidated statements of operations.

CĪON Investment Corporation
Notes to Consolidated Financial Statements (unaudited)
September 30, 2018
(in thousands, except share and per share amounts)

(3)
The continuous issuance of shares of common stock may cause an incremental increase in net asset value per share due to the sale of shares at the then prevailing public offering price and the receipt of net proceeds per share by the Company in excess of net asset value per share on each subscription closing date. The per share impact of the continuous issuance of shares of common stock was an increase to net asset value of less than $0.01 per share during the nine months ended September 30, 2018 and 2017.

(4)
Repurchases of common stock may cause an incremental decrease in net asset value per share due to the repurchase of shares at a price in excess of net asset value per share on each repurchase date. The per share impact of repurchases of common stock was a decrease to net asset value of less than $0.01 per share during the nine months ended September 30, 2018 and 2017.

(5)
Total investment return-net asset value is a measure of the change in total value for shareholders who held the Company’s common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that monthly cash distributions are reinvested in accordance with the Company's distribution reinvestment plan then in effect as described in Note 5. The total investment return-net asset value does not consider the effect of the sales load from the sale of the Company’s common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full year are not annualized.

(6)	Ratio of gross operating expenses to average net assets does not include expense support provided by CIG, AIM and/or CIM, if any.

(7)
In order to record an obligation to reimburse CIM for expense support provided, the ratio of gross operating expenses to average net assets, when considering the recoupment, in the period in which recoupment is sought, cannot exceed the ratio of gross operating expenses to average net assets for the period when the expense support was provided. For purposes of this calculation, gross operating expenses include all expenses borne by the Company, except for offering and organizational costs, base management fees, incentive fees, administrative services expenses, other general and administrative expenses owed to CIM and its affiliates and interest expense. For the nine months ended September 30, 2018 and 2017, the ratio of gross operating expenses to average net assets, when considering recoupment of expense support to CIG, was 0.43% and 0.46%, respectively.

(8)
Portfolio turnover rate is calculated using the lesser of year-to-date sales or purchases over the average of the invested assets at fair value, excluding short term investments, and is not annualized.

(9)
Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period. For purposes of the asset coverage ratio test applicable to the Company as a BDC, the Company treated the outstanding TRS notional amount at the end of the period, less the total amount of cash collateral posted by Flatiron under the TRS, as senior securities.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
As used in this Quarterly Report on Form 10-Q, “we,” “us,” “our” or similar terms include CĪON Investment Corporation and its consolidated subsidiaries.
The following discussion should be read in conjunction with our unaudited consolidated financial statements and related notes appearing elsewhere in this Quarterly Report on Form 10-Q and the audited consolidated financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2017. In addition to historical information, the following discussion and other parts of this Quarterly Report on Form 10-Q contain forward-looking information that involves risks and uncertainties. Amounts and percentages presented herein may have been rounded for presentation and all dollar amounts, excluding share and per share amounts, are presented in thousands unless otherwise noted.
Forward-Looking Statements
Some of the statements within this Quarterly Report on Form 10-Q constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this Quarterly Report on Form 10-Q may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	the adequacy of our cash resources, financing sources and working capital;

•	the use of borrowed money to finance a portion of our investments;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the actual and potential conflicts of interest with CIM and Apollo and their respective affiliates;

•	the ability of CIM's and AIM's investment professionals to locate suitable investments for us and the ability of CIM to monitor and administer our investments;

•	the ability of CIM and its affiliates to attract and retain highly talented professionals;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the effects of a changing interest rate environment;

•	our ability to source favorable private investments;

•	our tax status;

•	the effect of changes to tax legislation and our tax position;

•	the tax status of the companies in which we invest; and

•	the timing and amount of distributions and dividends from the companies in which we invest.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Quarterly Report on Form 10-Q involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in Item 1A of Part II of this Quarterly Report on Form 10-Q. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.
We have based the forward-looking statements on information available to us on the date of this Quarterly Report on Form 10-Q. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to review any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this Quarterly Report on Form 10-Q are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Overview
We were incorporated under the general corporation laws of the State of Maryland on August 9, 2011 and commenced operations on December 17, 2012 upon raising proceeds of $2,500 from persons not affiliated with us, CIM or Apollo. We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We elected to be treated for federal income tax purposes as a RIC, as defined under Subchapter M of the Code.
Our investment objective is to generate current income and, to a lesser extent, capital appreciation for investors. Our portfolio is comprised primarily of investments in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, including corporate bonds and long-term subordinated loans, referred to as mezzanine loans, and equity, of private and thinly traded U.S. middle-market companies. In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase equity interests in the form of common or preferred stock in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor.
We are managed by CIM, our affiliate and a registered investment adviser. Pursuant to an investment advisory agreement with us, CIM oversees the management of our activities and is responsible for making investment decisions for our portfolio. On November 1, 2018, our board of directors, including a majority of directors who are not interested persons, approved the renewal of the investment advisory agreement with CIM for a period of twelve months commencing December 17, 2018. We and CIM previously engaged AIM to act as our investment sub-adviser.
On July 11, 2017, the members of CIM entered into the Third CIM LLC Agreement for the purpose of creating a joint venture between AIM and CIG. Under the Third CIM LLC Agreement, AIM became a member of CIM and was issued a newly-created class of membership interests in CIM pursuant to which AIM will, among other things, share in the profits, losses, distributions and expenses of CIM with the other members in accordance with the terms of the Third CIM LLC Agreement, which will ultimately result in CIG and AIM each owning a 50% economic interest in CIM.
On July 10, 2017, our independent directors unanimously approved the termination of the investment sub-advisory agreement with AIM, effective as of July 11, 2017, as part of the new and ongoing relationship among us, CIM and AIM. Although the investment sub-advisory agreement and AIM's engagement as our investment sub-adviser were terminated, AIM's investment professionals continue to perform certain services for CIM and us, including, without limitation, identifying investment opportunities for approval by CIM's investment committee. AIM is not paid a separate fee in exchange for such services, but is entitled to receive distributions as a member of CIM as described above.
On December 4, 2017, the members of CIM entered into the Fourth CIM LLC Agreement. Under the Fourth CIM LLC Agreement, AIM's investment professionals perform sourcing services for CIM, which include, among other services, (i) assistance with identifying and providing information about potential investment opportunities for approval by CIM’s investment committee; and (ii) providing (a) trade and settlement support; (b) portfolio and cash reconciliation; (c) market pipeline information regarding syndicated deals, in each case, as reasonably requested by CIM; and (d) monthly valuation reports and support for all broker-quoted investments. All of our investment decisions are the sole responsibility of, and are made at the sole discretion of, CIM's investment committee, which consists entirely of CIG personnel.
We seek to meet our investment objective by utilizing the experienced management team of CIM, which includes its access to the relationships and human capital of its affiliates in sourcing, evaluating and structuring transactions, as well as monitoring and servicing our investments. We focus primarily on the senior secured debt of private and thinly-traded U.S. middle-market companies, which we define as companies that generally possess annual EBITDA of $50 million or less, with experienced management teams, significant free cash flow, strong competitive positions and potential for growth.
Revenue
We primarily generate revenue in the form of interest income on the debt securities that we hold and capital gains on debt or other equity interests that we acquire in portfolio companies. The majority of our senior debt investments bear interest at a floating rate. Interest on debt securities is generally payable quarterly or monthly. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued, but unpaid, interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees generated in connection with our investments will be recognized when earned.
Operating Expenses

Our primary operating expenses are the payment of advisory fees under the investment advisory agreement and interest expense on our financing arrangements. Our investment advisory fees compensate CIM for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions.

Portfolio Investment Activity for the Three Months Ended September 30, 2018 and 2017
The following table summarizes our investment activity, excluding short term investments and PIK securities, for the three months ended September 30, 2018 and 2017:

	Three Months Ended September 30,
Net Investment Activity	2018	2017
Purchases and drawdowns
Senior secured first lien debt	$283,449	$215,196
Senior secured second lien debt	2,981	61,464
Unsecured debt	—	7,331
Equity	10,500	853
Sales and principal repayments	(278,298)	(274,648)
Net portfolio activity	$18,632	$10,196
The following tables summarize the composition of our investment portfolio at amortized cost and fair value as of September 30, 2018 and December 31, 2017:

	September 30, 2018
	Investments Cost(1)	Investments Fair Value	Percentage of Investment Portfolio
Senior secured first lien debt	$1,395,849	$1,395,969	77.0%
Senior secured second lien debt	358,252	350,218	19.3%
Collateralized securities and structured products - debt	14,903	14,903	0.8%
Collateralized securities and structured products - equity	16,908	16,332	0.9%
Equity	35,276	36,910	2.0%
Subtotal/total percentage	1,821,188	1,814,332	100.0%
Short term investments(2)	100,044	100,044
Total investments	$1,921,232	$1,914,376
Number of portfolio companies			156
Average annual EBITDA of portfolio companies		$80.0 million
Median annual EBITDA of portfolio companies		$58.0 million
Purchased at a weighted average price of par			97.06%
Gross annual portfolio yield based upon the purchase price(3)			9.55%

(1)
Represents amortized cost for debt investments and cost for equity investments. Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

(3)
The gross annual portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees and does not consider the cost of leverage.

	December 31, 2017
	Investments Cost(1)	Investments Fair Value	Percentage of Investment Portfolio
Senior secured first lien debt	$1,088,512	$1,100,336	73.0%
Senior secured second lien debt	342,906	333,944	22.1%
Collateralized securities and structured products - debt	25,411	25,289	1.7%
Collateralized securities and structured products - equity	19,833	18,525	1.2%
Unsecured debt	7,653	7,639	0.5%
Equity	21,538	21,915	1.5%
Subtotal/total percentage	1,505,853	1,507,648	100.0%
Short term investments(2)	206,547	206,547
Total investments	$1,712,400	$1,714,195
Number of portfolio companies			150
Average annual EBITDA of portfolio companies		$70.1 million
Median annual EBITDA of portfolio companies		$50.2 million
Purchased at a weighted average price of par			95.83%
Gross annual portfolio yield based upon the purchase price(3)			9.24%

(1)
Represents amortized cost for debt investments and cost for equity investments. Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.

(3)
The gross annual portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees and does not consider the cost of leverage.

The following table summarizes the composition of our investment portfolio by the type of interest rate as of September 30, 2018 and December 31, 2017, excluding short term investments of $100,044 and $206,547, respectively:

	September 30, 2018
Interest Rate Allocation	Investments Cost	Investments Fair Value	Percentage of Investment Portfolio
Floating interest rate investments	$1,721,825	$1,716,602	94.6%
Fixed interest rate investments	41,589	38,989	2.2%
Other income producing investments	34,931	35,308	1.9%
Non-income producing equity	22,843	23,433	1.3%
Total investments	$1,821,188	$1,814,332	100.0%

	December 31, 2017
Interest Rate Allocation	Investments Cost	Investments Fair Value	Percentage of Investment Portfolio
Floating interest rate investments	$1,390,234	$1,389,395	92.2%
Fixed interest rate investments	83,448	87,113	5.8%
Other income producing investments	19,833	18,525	1.2%
Non-income producing equity	12,338	12,615	0.8%
Total investments	$1,505,853	$1,507,648	100.0%

The following table shows the composition of our investment portfolio by industry classification and the percentage, by fair value, of the total assets in such industries as of September 30, 2018 and December 31, 2017:

	September 30, 2018		December 31, 2017
Industry Classification	Investments at Fair Value	Percentage of Investment Portfolio	Investments at Fair Value	Percentage of Investment Portfolio
Healthcare & Pharmaceuticals	$364,000	20.0%	$255,608	17.0%
Services: Business	170,443	9.4%	195,251	13.0%
Services: Consumer	136,433	7.5%	46,702	3.1%
High Tech Industries	136,114	7.5%	194,902	12.9%
Media: Advertising, Printing & Publishing	133,388	7.4%	65,795	4.4%
Media: Diversified & Production	115,212	6.4%	117,896	7.8%
Telecommunications	79,054	4.4%	58,891	3.9%
Chemicals, Plastics & Rubber	76,552	4.2%	82,981	5.5%
Aerospace & Defense	65,420	3.6%	52,312	3.5%
Energy: Oil & Gas	64,247	3.5%	38,397	2.5%
Beverage, Food & Tobacco	63,699	3.5%	25,631	1.7%
Banking, Finance, Insurance & Real Estate	60,332	3.3%	19,857	1.3%
Consumer Goods: Durable	58,456	3.2%	60,863	4.0%
Hotel, Gaming & Leisure	50,288	2.8%	29,550	2.0%
Capital Equipment	42,031	2.3%	53,276	3.5%
Retail	35,451	2.0%	33,319	2.2%
Transportation: Cargo	31,870	1.8%	32,877	2.2%
Diversified Financials	31,235	1.7%	43,814	2.9%
Construction & Building	26,296	1.4%	24,633	1.6%
Automotive	25,712	1.4%	40,565	2.7%
Consumer Goods: Non-Durable	23,007	1.3%	7,055	0.5%
Metals & Mining	12,063	0.7%	12,785	0.8%
Forest Products & Paper	5,588	0.3%	5,599	0.4%
Media: Broadcasting & Subscription	4,494	0.2%	6,224	0.4%
Environmental Industries	2,947	0.2%	2,865	0.2%
Subtotal/total percentage	1,814,332	100.0%	1,507,648	100.0%
Short term investments	100,044		206,547
Total investments	$1,914,376		$1,714,195
Our investment portfolio may contain senior secured investments that are in the form of lines of credit, delayed draw term loans, revolving credit facilities, or unfunded commitments, which may require us to provide funding when requested in accordance with the terms of the underlying agreements. As of September 30, 2018 and December 31, 2017, our unfunded commitments amounted to $67,672 and $48,259, respectively. As of November 5, 2018, our unfunded commitments amounted to $68,576. Since these commitments may expire without being drawn upon, unfunded commitments do not necessarily represent future cash requirements or future earning assets for us. For additional information on our unfunded commitments, refer to Note 11 to our consolidated financial statements included in this report.
Investment Portfolio Asset Quality
CIM uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. These ratings are just one of several factors that CIM uses to monitor our portfolio, are not in and of themselves determinative of fair value or revenue recognition and are presented for indicative purposes. CIM rates the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.

The following is a description of the conditions associated with each investment rating used in this ratings system:

Investment Rating	Description
1
Indicates the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit.

2
Indicates a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing in accordance with our analysis of its business and the full return of principal and interest or dividend is expected.

3
Indicates that the risk to our ability to recoup the cost of such investment has increased since origination or acquisition, but full return of principal and interest or dividend is expected. A portfolio company with an investment rating of 3 requires closer monitoring.

4
Indicates that the risk to our ability to recoup the cost of such investment has increased significantly since origination or acquisition, including as a result of factors such as declining performance and noncompliance with debt covenants, and we expect some loss of interest, dividend or capital appreciation, but still expect an overall positive internal rate of return on the investment.

5
Indicates that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition and the portfolio company likely has materially declining performance. Loss of interest or dividend and some loss of principal investment is expected, which would result in an overall negative internal rate of return on the investment.

For investments rated 3, 4, or 5, CIM enhances its level of scrutiny over the monitoring of such portfolio company.
The following table summarizes the composition of our investment portfolio based on the 1 to 5 investment rating scale at fair value as of September 30, 2018 and December 31, 2017, excluding short term investments of $100,044 and $206,547, respectively:

	September 30, 2018		December 31, 2017
Investment Rating	Investments Fair Value	Percentage of Investment Portfolio	Investments Fair Value	Percentage of Investment Portfolio
1	$—	—	$—	—
2	1,535,193	84.6%	1,274,569	84.5%
3	246,607	13.6%	202,950	13.5%
4	31,006	1.7%	21,311	1.4%
5	1,526	0.1%	8,818	0.6%
	$1,814,332	100.0%	$1,507,648	100.0%
The amount of the investment portfolio in each rating category may vary substantially from period to period resulting primarily from changes in the composition of such portfolio as a result of new investment, repayment and exit activities. In addition, changes in the rating of investments may be made to reflect our expectation of performance and changes in investment values.
Current Investment Portfolio

As of November 5, 2018, our investment portfolio, excluding our short term investments, consisted of interests in 154 portfolio companies (77% in senior secured first lien debt, 19% in senior secured second lien debt, 2% in collateralized securities and structured products (comprised of 1% invested in non-rated debt and 1% invested in non-rated equity of such securities and products), and 2% in equity) with a total fair value of $1,812,597 with an average and median portfolio company annual EBITDA of $78.8 million and $57.0 million, respectively, at initial investment. As of November 5, 2018, investments in our portfolio, excluding our short term investments, were purchased at a weighted average price of 97.19% of par value. Our estimated gross annual portfolio yield was 9.71% based upon the purchase price of such investments. The estimated gross portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees. For the nine months ended September 30, 2018, our total investment return-net asset value was 5.23%. Total investment return-net asset value does not represent and may be higher than an actual investment return to shareholders because it excludes all sales commissions and dealer manager fees. Total investment return-net asset value is a measure of the change in total value for shareholders who held our common stock at the beginning and end of the period, including distributions paid or payable during the period, and is described further in Note 13 of our consolidated financial statements.
As of November 5, 2018, our only short term investment was an investment in a U.S. Treasury Obligations Fund of $122,644.

Results of Operations for the Three Months Ended September 30, 2018 and 2017
Our results of operations for the three months ended September 30, 2018 and 2017 were as follows:

	Three Months Ended September 30,
	2018	2017
Investment income	$51,837	$38,378
Net operating expenses	29,545	16,976
Net investment income	22,292	21,402
Net realized gain (loss) on investments and foreign currency	3,093	(2,788)
Net change in unrealized (depreciation) appreciation on investments	(10,028)	1,700
Net realized gain on total return swap	—	67
Net increase in net assets resulting from operations	$15,357	$20,381
Investment Income
For the three months ended September 30, 2018 and 2017, we generated investment income of $51,837 and $38,378, respectively, consisting primarily of interest income on investments in senior secured debt, and collateralized securities and structured products of 166 and 176 portfolio companies held during each respective period. Our average investment portfolio size, excluding our short term investments, increased $262,032, from $1,545,053 for the three months ended September 30, 2017 to $1,807,085 for the three months ended September 30, 2018, as we deployed the net proceeds from our financing arrangements and the net proceeds from our follow-on continuous public offering, which commenced on January 25, 2016. We expect our investment portfolio to continue to grow due to the anticipated capital available to us for investment from our follow-on continuous public offering and amounts available under our financing arrangements. As a result, we believe that reported investment income for the three months ended September 30, 2018 and 2017 is not representative of our stabilized or future performance. Interest income earned by loans underlying the TRS was not included in investment income in the consolidated statements of operations, but rather it was recorded as part of net realized gain on total return swap. In lieu of extending the expiration date of the TRS beyond April 18, 2017, we entered into a traditional credit facility with Citibank on March 29, 2017.
Operating Expenses
The composition of our operating expenses for the three months ended September 30, 2018 and 2017 was as follows:

	Three Months Ended September 30,
	2018	2017
Management fees	$9,164	$7,820
Administrative services expense	500	433
Subordinated incentive fee on income	5,573	—
General and administrative	1,407	1,803
Interest expense	12,901	6,920
Total operating expenses	$29,545	$16,976
The increase in subordinated incentive fees was due to quarterly investment performance during the three months ended September 30, 2018, while the increase in interest expense was primarily the result of drawing on existing financing arrangements.

The composition of our general and administrative expenses for the three months ended September 30, 2018 and 2017 was as follows:

	Three Months Ended September 30,
	2018	2017
Transfer agent expense	$310	$321
Professional fees	268	147
Dues and subscriptions	182	223
Valuation expense	179	463
Accounting and administrative costs	143	108
Insurance expense	118	102
Director fees and expenses	114	125
Due diligence fees	55	87
Printing and marketing expense	26	59
Other expenses	12	168
Total general and administrative expense	$1,407	$1,803
Net Investment Income
Our net investment income totaled $22,292 and $21,402 for the three months ended September 30, 2018 and 2017, respectively. The slight increase in net investment income was primarily due to an increase in the size of our investment portfolio as we deployed proceeds received from our follow-on continuous public offering and our financing arrangements, which were largely offset by the increase in interest expense and management fees.
Net Realized Gain (Loss) on Investments and Foreign Currency
Our net realized gain (loss) on investments and foreign currency totaled $3,093 and ($2,788) for the three months ended September 30, 2018 and 2017, respectively. This change was mainly due to losses realized on certain investments during the three months ended September 30, 2017.
Net Change in Unrealized (Depreciation) Appreciation on Investments
The net change in unrealized (depreciation) appreciation on our investments totaled ($10,028) and $1,700 for the three months ended September 30, 2018 and 2017, respectively. This change was driven primarily by a widening of credit spreads for middle market loans during the three months ended September 30, 2018 compared to the three months ended September 30, 2017.

Net Realized Gain on TRS
Our net realized gain on the TRS totaled $0 and $67 for the three months ended September 30, 2018 and 2017, respectively. The components of net realized gain on the TRS are summarized below:

	Three Months Ended September 30,
	2018	2017
Interest and other income from TRS portfolio	$—	$67
Interest and other expense from TRS portfolio	—	—
Net gain on TRS loan sales	—	—
Total	$—	$67
The net realized gain on TRS for the three months ended September 30, 2017 was primarily due to the sale of a majority of loans underlying the TRS to Flatiron Funding II on March 29, 2017.
Net Increase in Net Assets Resulting from Operations
For the three months ended September 30, 2018 and 2017, we recorded a net increase in net assets resulting from operations of $15,357 and $20,381, respectively, as a result of our operating activity for the respective periods.

Results of Operations for the Nine Months Ended September 30, 2018 and 2017
Our results of operations for the nine months ended September 30, 2018 and 2017 were as follows:

	Nine Months Ended September 30,
	2018	2017
Investment income	$132,156	$101,768
Net operating expenses	70,433	43,691
Net investment income	61,723	58,077
Net realized gain (loss) on investments and foreign currency	36	(4,983)
Net change in unrealized (depreciation) appreciation on investments	(8,651)	11,094
Net realized loss on total return swap	—	(13,789)
Net change in unrealized appreciation on total return swap	—	15,402
Net increase in net assets resulting from operations	$53,108	$65,801
Investment Income
For the nine months ended September 30, 2018 and 2017, we generated investment income of $132,156 and $101,768, respectively, consisting primarily of interest income on investments in senior secured debt, collateralized securities and structured products, and unsecured debt of 205 portfolio companies held during each respective period. Our average investment portfolio size, excluding our short term investments, increased $375,977, from $1,285,013 for the nine months ended September 30, 2017 to $1,660,990 for the nine months ended September 30, 2018, as we deployed the net proceeds from our financing arrangements and the net proceeds from our follow-on continuous public offering, which commenced on January 25, 2016. We expect our investment portfolio to continue to grow due to the anticipated capital available to us for investment from our follow-on continuous public offering and amounts available under our financing arrangements. As a result, we believe that reported investment income for the nine months ended September 30, 2018 and 2017 is not representative of our stabilized or future performance. Interest income earned by loans underlying the TRS was not included in investment income in the consolidated statements of operations, but rather it was recorded as part of net realized gain on total return swap. In lieu of extending the expiration date of the TRS beyond April 18, 2017, we entered into a traditional credit facility with Citibank on March 29, 2017.

Operating Expenses
The composition of our operating expenses for the nine months ended September 30, 2018 and 2017 was as follows:

	Nine Months Ended September 30,
	2018	2017
Management fees	$25,705	$21,724
Administrative services expense	1,492	1,204
Subordinated incentive fee on income	5,573	—
General and administrative	4,993	5,220
Interest expense	32,670	15,543
Total operating expenses	$70,433	$43,691
During the nine months ended September 30, 2018, the increase in subordinated incentive fees was due to quarterly investment performance during the three months ended September 30, 2018, while the increase in interest expense was primarily the result of drawing on existing financing arrangements.

The composition of our general and administrative expenses for the nine months ended September 30, 2018 and 2017 was as follows:

	Nine Months Ended September 30,
	2018	2017
Professional fees	$1,221	$943
Transfer agent expense	956	947
Dues and subscriptions	584	630
Valuation expense	550	989
Accounting and administrative costs	508	388
Director fees and expenses	356	327
Insurance expense	321	309
Printing and marketing expense	172	291
Due diligence fees	164	145
Other expenses	161	251
Total general and administrative expense	$4,993	$5,220
Net Investment Income
Our net investment income totaled $61,723 and $58,077 for the nine months ended September 30, 2018 and 2017, respectively. The increase in net investment income was primarily due to an increase in the size of our investment portfolio relative to our expenses as we continued to achieve economies of scale due to proceeds received from our follow-on continuous public offering and our financing arrangements.
Net Realized Gain (Loss) on Investments and Foreign Currency
Our net realized gain (loss) on investments and foreign currency totaled $36 and ($4,983) for the nine months ended September 30, 2018 and 2017, respectively. This change was mainly due to an increase in sales and principal repayment activity during the nine months ended September 30, 2018 compared to the nine months ended September 30, 2017. During the nine months ended September 30, 2018, we received sale proceeds of $161,230 and principal repayments of $535,081, resulting in net realized gains of $39. During the nine months ended September 30, 2017, we received sale proceeds of $218,395 and principal repayments of $403,098, resulting in net realized losses of ($5,142). In addition, there was a decrease in losses recorded on certain investments during the nine months ended September 30, 2018 compared to the nine months ended September 30, 2017.

Net Change in Unrealized (Depreciation) Appreciation on Investments
The net change in unrealized (depreciation) appreciation on our investments totaled ($8,651) and $11,094 for the nine months ended September 30, 2018 and 2017, respectively. This change was driven primarily by generally flat credit spreads for middle market loans during the nine months ended September 30, 2017 compared to a widening of credit spreads during the nine months ended September 30, 2018.
Net Realized Loss on TRS
Our net realized loss on the TRS totaled $0 and ($13,789) for the nine months ended September 30, 2018 and 2017, respectively. The components of net realized loss on the TRS are summarized below:

	Nine Months Ended September 30,
	2018	2017
Interest and other income from TRS portfolio	$—	$6,610
Interest and other expense from TRS portfolio	—	(2,949)
Net loss on TRS loan sales	—	(17,450)
Total	$—	$(13,789)

The net realized loss on TRS for the nine months ended September 30, 2017 was primarily due to the sale of a majority of loans underlying the TRS to Flatiron Funding II on March 29, 2017.

Net Change in Unrealized Appreciation on TRS
The net change in unrealized appreciation on the TRS totaled $0 and $15,402 for the nine months ended September 30, 2018 and 2017, respectively. This change was driven primarily by a reversal of previous unrealized depreciation on the loans underlying the TRS upon the purchase of the loans by Flatiron Funding II on March 29, 2017.
Net Increase in Net Assets Resulting from Operations
For the nine months ended September 30, 2018 and 2017, we recorded a net increase in net assets resulting from operations of $53,108 and $65,801, respectively, as a result of our operating activity for the respective periods.

Net Asset Value per Share, Annual Investment Return and Total Return Since Inception
Our net asset value per share was $9.06 and $9.14 on September 30, 2018 and December 31, 2017, respectively. After considering (i) the overall changes in net asset value per share, (ii) paid distributions of approximately $0.5487 per share during the nine months ended September 30, 2018, and (iii) the assumed reinvestment of those distributions in accordance with our distribution reinvestment plan then in effect, the total investment return-net asset value was 5.23% for the nine month period ended September 30, 2018. Total investment return-net asset value does not represent and may be higher than an actual return to shareholders because it excludes all sales commissions and dealer manager fees. Total investment return-net asset value is a measure of the change in total value for shareholders who held our common stock at the beginning and end of the period, including distributions paid or payable during the period, and is described further in Note 13 to our consolidated financial statements included in this report.
Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $9.00 per share (public offering price excluding sales load) have seen an annualized return of 8.26% and a cumulative total return of 58.32% through September 30, 2018 (see chart below). Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $10.00 per share (the initial public offering price including sales load) have seen an annualized return of 6.30% and a cumulative total return of 42.48% through September 30, 2018. Over the same time period, the S&P/LSTA Leveraged Loan Index, a primary measure of senior debt covering the U.S. leveraged loan market, which currently consists of approximately 1,000 credit facilities throughout numerous industries, recorded an annualized return of 4.32% and a cumulative total return of 27.76%. In addition, the BofA Merrill Lynch US High Yield Index, a primary measure of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market, recorded an annualized return of 5.22% and a cumulative total return of 34.26% over the same period.
(1) Cumulative performance: December 17, 2012 to September 30, 2018
The calculations for the Growth of $10,000 Initial Investment are based upon (i) an initial investment of $10,000 in our common stock at the beginning of the period, at a share price of $10.00 per share (including sales load) and $9.00 per share (excluding sales load), (ii) assumes reinvestment of monthly distributions in accordance with our distribution reinvestment plan then in effect, (iii) the sale of the entire investment position at the net asset value per share on the last day of the period, and (iv) the distributions declared and payable to shareholders, if any, on the last day of the period.

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from cash flows from interest, fees and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments. We also employ leverage to seek to enhance our returns as market conditions permit and at the discretion of CIM. On March 23, 2018, an amendment to Section 61(a) of the 1940 Act was signed into law to permit BDCs to reduce the minimum “asset coverage” ratio from 200% to 150% and, as a result, to potentially increase the ratio of a BDC’s debt to equity to a maximum 2-to-1 from a maximum of 1-to-1, so long as certain approval and disclosure requirements are satisfied. We currently have not determined whether to seek to utilize such additional leverage. We are engaged in a follow-on continuous public offering of shares of our common stock. Our follow-on continuous public offering commenced on January 25, 2016 and will continue until no later than January 25, 2019. We accept subscriptions on a continuous basis and issue shares at weekly closings at prices that, after deducting selling commissions and dealer manager fees, are at or above our net asset value per share.

From May 1, 2018 through September 24, 2018, we temporarily suspended the sale of shares of our common stock while we engaged with the SEC to have declared effective a post-effective amendment to our registration statement. Our post-effective amendment to our registration statement was declared effective by the SEC on September 24, 2018. As a result, we resumed admitting shareholders on October 4, 2018.
We will sell our shares on a continuous basis at our latest public offering price of $9.70 per share; however, to the extent that our net asset value fluctuates, we will sell at a price necessary to ensure that shares are sold at a price, after deduction of selling commissions and dealer manager fees, that is above and within 2.5% of net asset value per share.
Since commencing our initial continuous public offering on July 2, 2012 and through September 30, 2018, we sold 112,035,367 shares of common stock for net proceeds of $1,141,735 at an average price per share of $10.19. The net proceeds include gross proceeds received from reinvested shareholder distributions of $153,383, for which we issued 16,834,704 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $147,356, for which we repurchased 16,222,692 shares of common stock. Since commencing our initial continuous public offering on July 2, 2012 and through September 30, 2018, sales commissions and dealer manager fees related to the sale of our common stock were $64,845 and $32,305, respectively.
From July 2, 2012 through November 8, 2018, we sold 113,376,829 shares of common stock for net proceeds of $1,154,325 at an average price per share of $10.18. The net proceeds include gross proceeds received from reinvested shareholder distributions of $157,033, for which we issued 17,239,635 shares of common stock, and gross proceeds paid for shares of common stock tendered for repurchase of $147,356, for which we repurchased 16,222,692 shares of common stock. Since commencing our initial continuous public offering on July 2, 2012 and through November 8, 2018, sales commissions and dealer manager fees related to the sale of our common stock were $65,014 and $32,445, respectively.
The net proceeds from our follow-on continuous public offering will be invested primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less prior to being invested in debt securities of private U.S. middle-market companies.
As of September 30, 2018 and November 5, 2018, we had $100,044 and $122,644 in short term investments, respectively, invested in a fund that primarily invests in U.S. government securities.

Citibank Credit Facility

As of September 30, 2018 and November 5, 2018, our outstanding borrowings under the Citibank Credit Facility were $299,542 and $304,542, respectively, and the undrawn principal amount in connection with the Citibank Credit Facility was $25,458 and $20,458, respectively. We must repay 50% of outstanding borrowings under the Citibank Credit Facility as of March 29, 2019, or the Commitment Termination Date, by September 15, 2019. We intend to amend the Citibank Credit Facility prior the Commitment Termination Date. For a detailed discussion of our Citibank Credit Facility, refer to Note 8 to our consolidated financial statements included in this report.

JPM Credit Facility
As of September 30, 2018 and November 5, 2018, our outstanding borrowings under the JPM Credit Facility were $250,000 and the undrawn principal amount in connection with the JPM Credit Facility was $25,000. For a detailed discussion of our JPM Credit Facility, refer to Note 8 to our consolidated financial statements included in this report.

UBS Facility
As of September 30, 2018 and November 5, 2018, our outstanding borrowings under the UBS Facility were $200,000 and no additional principal amount was available for borrowing under the UBS Facility. For a detailed discussion of our UBS Facility, refer to Note 8 to our consolidated financial statements included in this report.

MS Credit Facility
As of September 30, 2018 and November 5, 2018, our outstanding borrowings under the MS Credit Facility were $150,000 and the undrawn principal amount in connection with the MS Credit Facility was $50,000. For a detailed discussion of our MS Credit Facility, refer to Note 8 to our consolidated financial statements included in this report.

Unfunded Commitments
As of September 30, 2018 and November 5, 2018, our unfunded commitments amounted to $67,672 and $68,576, respectively. For a detailed discussion of our unfunded commitments, refer to Note 11 to our consolidated financial statements included in this report.
Recent Accounting Pronouncements

See Note 2 to our consolidated financial statements included in this report for a discussion of certain recent accounting pronouncements that are applicable to us.
Critical Accounting Policies
Our consolidated financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the consolidated financial statements, we also utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming our estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses.
Valuation of Portfolio Investments
The value of our assets is determined quarterly and at such other times that an event occurs that materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, at fair value, as determined in good faith by our board of directors. As a BDC, Section 2(a)(41) of the 1940 Act requires the board of directors to determine in good faith the fair value of portfolio securities for which a market price is not readily available, and it does so in conjunction with the application of our valuation procedures by CIM.
There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our consolidated financial statements.
Valuation Methods
With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•
our quarterly valuation process begins with each portfolio company or investment being initially valued by certain of CIM’s investment professionals and certain members of its management team, with such valuation taking into account information received from various sources, including independent valuation firms, if applicable;

•	preliminary valuation conclusions are then documented and discussed with members of CIM’s management team;

•	designated members of CIM’s management team review the preliminary valuation, and, if applicable, deliver such preliminary valuation to an independent valuation firm for its review;

•	designated members of CIM’s management team, and, if appropriate, the relevant investment professionals meet with the independent valuation firm to discuss the preliminary valuation;

•	designated members of CIM’s management team respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm;

•	our audit committee meets with members of CIM’s management team and the independent valuation firms to discuss the assistance provided and the results of the independent valuation firms' review; and

•
our board of directors discusses the valuation and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of CIM, the audit committee and any third-party valuation firm, if applicable.

In addition to the foregoing, certain investments for which a market price is not readily available are evaluated on a quarterly basis by an independent valuation firm and certain other investments are on a rotational basis reviewed by an independent valuation firm. Finally, certain investments are not evaluated by an independent valuation firm unless certain aspects of such investments in the aggregate meet certain criteria.
Given the expected types of investments, excluding short term investments that are classified as Level 1, management expects our portfolio holdings to be classified as Level 3. Due to the uncertainty inherent in the valuation process, particularly for Level 3 investments, such fair value estimates may differ significantly from the values that would have been used had an active market for the investments existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that we ultimately realize on these investments to materially differ from the valuations currently assigned. Inputs used in the valuation process are subject to variability in the future and can result in materially different fair values.
For an additional discussion of our investment valuation process, refer to Note 2 to our consolidated financial statements included in this report.
Related Party Transactions

For a discussion of our relationship with related parties including CION Securities, CIM, ICON Capital, and CIG and amounts incurred under agreements with such related parties, refer to Note 4 to our consolidated financial statements included in this report.
Contractual Obligations

On August 26, 2016, 34th Street entered into the JPM Credit Facility with JPM, as amended and restated on September 30, 2016, July 11, 2017, November 28, 2017 and May 23, 2018. See Note 8 to our consolidated financial statements for a more detailed description of the JPM Credit Facility.

On March 29, 2017, Flatiron Funding II entered into the Citibank Credit Facility with Citibank, as amended on July 11, 2017. See Note 8 to our consolidated financial statements for a more detailed description of the Citibank Credit Facility.

On May 19, 2017, Murray Hill Funding II entered into the UBS Facility with UBS, as amended on December 1, 2017. See Note 8 to our consolidated financial statements for a more detailed description of the UBS Facility.

On December 19, 2017, 33rd Street entered into the MS Credit Facility with MS, as amended on July 9, 2018. See Note 8 to our consolidated financial statements for a more detailed description of the MS Credit Facility.
Commitments and Contingencies and Off-Balance Sheet Arrangements
Commitments and Contingencies
We have entered into certain contracts with other parties that contain a variety of indemnifications. Our maximum exposure under these arrangements is unknown. However, we have not experienced claims or losses pursuant to these contracts and believe the risk of loss related to such indemnifications to be remote.
Our investment portfolio may contain debt investments that are in the form of lines of credit, delayed draw term loans, revolving credit facilities, or other unfunded commitments, which may require us to provide funding when requested in accordance with the terms of the underlying agreements. For further details on such debt investments, refer to Note 11 to our consolidated financial statements included in this report.
Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, except for those discussed in Note 11 to our consolidated financial statements included in this report.

Item 3. Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including changes in interest rates. As of September 30, 2018, 94.6% of our investments paid variable interest rates. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we may hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee hurdle rate, as defined in our investment advisory agreement, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to CIM with respect to our pre-incentive fee net investment income.

Under the terms of the Amended JPM Credit Facility, advances currently bear interest at a floating rate equal to the three-month LIBOR, plus a spread of 3.00% per year. Under the terms of the Amended Citibank Credit Facility, advances currently bear interest at a floating rate equal to the three-month LIBOR plus 2.00%. Pursuant to the terms of the amended UBS Facility, we currently pay a financing fee equal to the three-month LIBOR plus a spread of 3.50%. Under the terms of the MS Credit Facility, advances currently bear interest at a floating rate equal to the three-month LIBOR, plus a spread of 3.00% per year. In addition, we may seek to further borrow funds in order to make additional investments. Our net investment income will be impacted, in part, by the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments. We expect that our long-term investments will be financed primarily with equity and long-term debt. Our interest rate risk management techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition and results of operations.

The following table shows the effect over a twelve month period of changes in interest rates on our net interest income, excluding short term investments, assuming no changes in our investment portfolio, the Amended Citibank Credit Facility, the Amended JPM Credit Facility, the amended UBS Facility or the MS Credit Facility in effect as of September 30, 2018:

Change in Interest Rates	(Decrease) Increase in Net Interest Income(1)	Percentage Change in Net Interest Income
Down 200 basis points	$(7,057)	(6.0)%
Down 100 basis points	(8,264)	(7.1)%
Down 50 basis points	(4,201)	(3.6)%
Current base interest rate	—	—
Up 50 basis points	4,226	3.6%
Up 100 basis points	8,452	7.2%
Up 200 basis points	16,904	14.4%
Up 300 basis points	25,356	21.6%

(1)	This table assumes no change in defaults or prepayments by portfolio companies over the next twelve months.
The interest rate sensitivity analysis presented above does not consider the potential impact of the changes in fair value of our fixed rate debt investments and the net asset value of our common stock in the event of sudden changes in interest rates. Approximately 2.2% of our investments paid fixed interest rates as of September 30, 2018. Rising market interest rates will most likely lead to fair value declines for fixed interest rate investments and a decline in the net asset value of our common stock, while declining market interest rates will most likely lead to an increase in the fair value of fixed interest rate investments and an increase in the net asset value of our common stock.
In addition, we may have risk regarding portfolio valuation as discussed in Note 2 to our consolidated financial statements included in this report.

Item 4. Controls and Procedures
Evaluation of disclosure controls and procedures
In connection with the preparation of this Quarterly Report on Form 10-Q for the three months ended September 30, 2018, we carried out an evaluation, under the supervision and with the participation of our management, including our Co-Chief Executive Officers and our Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report pursuant to Rule 13a-15(b) and Rule 15d-15(b) of the Securities Exchange Act of 1934, as amended. Based on the foregoing evaluation, the Co-Chief Executive Officers and the Chief Financial Officer concluded that our disclosure controls and procedures were effective.
In designing and evaluating our disclosure controls and procedures, we recognized that disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met.  Our disclosure controls and procedures have been designed to meet reasonable assurance standards. Disclosure controls and procedures cannot detect or prevent all error and fraud. Some inherent limitations in disclosure controls and procedures include costs of implementation, faulty decision-making, simple error and mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. The design of any system of controls is based, in part, upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all anticipated and unanticipated future conditions. Over time, controls may become inadequate because of changes in conditions, or the degree of compliance with established policies or procedures.
Evaluation of internal control over financial reporting
There have been no changes in our internal control over financial reporting during the three months ended September 30, 2018 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II - OTHER INFORMATION
Item 1. Legal Proceedings
We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies and other third parties. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.
Item 1A. Risk Factors
Except as set forth below, there have been no material changes from the risk factors disclosed in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017.
Recent legislation may allow us to incur additional leverage.

As a BDC, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). On March 23, 2018, an amendment to Section 61(a) of the 1940 Act was signed into law to permit BDCs to reduce the minimum “asset coverage” ratio from 200% to 150% and, as a result, to potentially increase the ratio of a BDC’s debt to equity to a maximum 2-to-1 from a maximum of 1-to-1, so long as certain approval and disclosure requirements are satisfied. Specifically, a BDC is permitted to apply a lower minimum asset coverage ratio of 150% if: (1) the BDC complies with certain additional asset coverage disclosure requirements; and (2)(A) a “required majority” of the BDC’s directors, as defined in Section 57(o) of the 1940 Act, approves the application of such a lower minimum asset coverage ratio to the BDC, in which case the 150% minimum asset coverage ratio will become effective on the date that is one year after the date of such independent director approval; or (B) the BDC obtains, at a special or annual meeting of its shareholders at which a quorum is present, the approval of more than 50% of the votes cast for the application of such a lower minimum asset coverage ratio to the BDC, in which case the 150% minimum asset coverage ratio will become effective on the first day after the date of such shareholder approval. As a result, we may be able to incur additional indebtedness in the future, and, therefore, your risk of an investment in us may increase. We currently have not determined whether to seek to utilize such additional leverage. If we choose to take advantage of such leverage, we will act in accordance with the requirements set forth in the amended legislation.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds
Our registration statement on Form N-2, as amended, in connection with our follow-on continuous public offering was declared effective by the SEC on January 25, 2016 (SEC File No. 333-203683). Our follow-on continuous public offering commenced on January 25, 2016. From May 1, 2018 through September 24, 2018, we temporarily suspended the sale of shares of our common stock while we engaged with the SEC to have declared effective a post-effective amendment to our registration statement. Our post-effective amendment to our registration statement was declared effective by the SEC on September 24, 2018. As a result, we resumed admitting shareholders on October 4, 2018.
We did not engage in any unregistered sales of equity securities during the three months ended September 30, 2018.
The table below provides information concerning our repurchases of shares of our common stock during the three months ended September 30, 2018 pursuant to our share repurchase program.

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs
July 1 to July 31, 2018	2,507,596	$9.06	2,507,596	(1)
August 1 to August 31, 2018	—	—	—	—
September 1 to September 30, 2018	2,086,132	9.06	2,086,132	(1)
Total	4,593,728	$9.06	4,593,728	(1)

(1)
A description of the maximum number of shares of our common stock that may be repurchased is set forth in a detailed discussion of the terms of our share repurchase program in Note 3 to our unaudited consolidated financial statements contained in this Quarterly Report on Form 10-Q.

Item 3. Defaults Upon Senior Securities
Not applicable.
Item 4. Mine Safety Disclosures
Not applicable.

Item 5. Other Information
Not applicable.

Item 6. Exhibits

Exhibit Number	Description of Document
2.1
Purchase and Sale Agreement, dated as of September 30, 2016, by and between Park South Funding, LLC and Credit Suisse Alternative Capital, LLC (Incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

3.1
Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit (A)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

3.2
Second Articles of Amendment and Restatement of the Articles of Incorporation of CĪON Investment Corporation (Incorporated by reference to Exhibit 3.1 to Registrant’s Current Report on Form 8-K filed with the SEC on August 27, 2012 (File No. 814-00941)).

3.3
Bylaws of CĪON Investment Corporation (Incorporated by reference to Exhibit (B) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

4.1	Form of Follow-On Subscription Agreement (Incorporated by reference to Appendix A to Final Prospectus on Form 497 filed with the SEC on September 25, 2018 (File No. 333-203683)).
4.2
Fifth Amended and Restated Distribution Reinvestment Plan of CĪON Investment Corporation (Incorporated by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed with the SEC on December 8, 2016 (File No. 814-00941)).

10.1
Investment Advisory Agreement by and between CĪON Investment Corporation and CION Investment Management, LLC (Incorporated by reference to Exhibit (G)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.2
Investment Sub-Advisory Agreement by and among CION Investment Management, LLC, CĪON Investment Corporation and Apollo Investment Management, L.P. (Incorporated by reference to Exhibit (G)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.3
Administration Agreement by and between CĪON Investment Corporation and ICON Capital Corp. (Incorporated by reference to Exhibit (K)(2) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.4
Custody Agreement by and between CĪON Investment Corporation and U.S. Bank National Association (Incorporated by reference to Exhibit (J) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.5
Escrow Agreement by and among CĪON Investment Corporation, UMB Bank, N.A., and ICON Securities Corp. (Incorporated by reference to Exhibit (K)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.6
Dealer Manager Agreement by and among CĪON Investment Corporation, CION Investment Management, LLC and ICON Securities Corp. (Incorporated by reference to Exhibit (H)(1) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

10.7
ISDA 2002 Master Agreement, together with the Schedule thereto and Credit Support Annex to such Schedule, each dated as of December 17, 2012, by and between Flatiron Funding, LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 19, 2012 (File No. 814-00941)).

10.8
Thirteenth Amended and Restated Confirmation Letter Agreement, dated as of February 18, 2017, by and between Flatiron Funding, LLC and Citibank, N.A. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on February 23, 2017 (File No. 814-00941)).

10.9
Expense Support and Conditional Reimbursement Agreement, dated as of January 2, 2018, by and between CĪON Investment Corporation and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on January 5, 2018 (File No. 814-00941)).

10.10
Amended and Restated Follow-On Dealer Manager Agreement, dated as of December 28, 2016, by and among CĪON Investment Corporation, CION Investment Management, LLC and CION Securities, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on January 4, 2017 (File No. 814-00941)).

10.11	Form of Follow-On Selected Dealer Agreement (Incorporated by reference to Exhibit (H)(4) to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 28, 2015 (File No. 333-203683)).
10.12
Loan and Security Agreement, dated as of April 30, 2015, by and between CĪON Investment Corporation and East West Bank (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 6, 2015 (File No. 814-00941)).

10.13
First Amendment to Loan and Security Agreement, dated as of January 28, 2016, by and between CĪON Investment Corporation and East West Bank (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on February 3, 2016 (File No. 814-00941)).

10.14
Second Amendment to Loan and Security Agreement, dated as of April 21, 2016, by and between CĪON Investment Corporation and East West Bank (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on April 27, 2016 (File No. 814-00941)).

10.15
Custody Control Agreement, dated as of April 30, 2015, by and among CĪON Investment Corporation, East West Bank and U.S. Bank National Association (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on May 6, 2015 (File No. 814-00941)).

10.16
Limited Liability Company Agreement of CION / Capitala Senior Loan Fund I, LLC, dated as of June 24, 2015, by and between CĪON Investment Corporation and Capitala Finance Corp. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on June 26, 2015 (File No. 814-00941)).

Exhibit Number	Description of Document
10.17
Loan and Security Agreement, dated as of August 26, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.18
Sale and Contribution Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.19
Master Participation Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CĪON Investment Corporation (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.20
Portfolio Management Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.21
Guarantee of CĪON Investment Corporation dated as of August 26, 2016 (Incorporated by reference to Exhibit 10.5 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

10.22
Amended and Restated Loan and Security Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

10.23
Release and Termination Agreement, dated as of September 30, 2016, by and among CĪON Investment Corporation, 34th Street Funding, LLC and JPMorgan Chase Bank, National Association (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

10.24
Amended and Restated Portfolio Management Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, CION Investment Management, LLC and JPMorgan Chase Bank, National Association (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

10.25
Credit and Security Agreement, dated as of March 29, 2017, by and among Flatiron Funding II, LLC, CION Investment Management, LLC, CĪON Investment Corporation, Citibank, N.A. and U.S. Bank National Association (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on April 4, 2017 (File No. 814-00941)).

10.26
Account Control Agreement, dated as of March 29, 2017, by and among Flatiron Funding II, LLC, CION Investment Management, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on April 4, 2017 (File No. 814-00941)).

10.27
Master Participation and Assignment Agreement, dated as of March 29, 2017, by and between 15th Street Loan Funding LLC and Flatiron Funding II, LLC (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on April 4, 2017 (File No. 814-00941)).

10.28
Master Participation and Assignment Agreement, dated as of March 29, 2017, by and between 15th Street Loan Funding 2 LLC and Flatiron Funding II, LLC (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on April 4, 2017 (File No. 814-00941)).

10.29
Contribution Agreement, dated as of May 19, 2017, by and among CÎON Investment Corporation, Murray Hill Funding, LLC and Murray Hill Funding II, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.30
Amended and Restated Indenture, dated as of December 1, 2017, by and between Murray Hill Funding II, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 7, 2017 (File No. 814-00941)).

10.31	Murray Hill Funding II, LLC Class A Notes Due 2027 (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).
10.32
Contribution Agreement, dated as of May 19, 2017, by and among UBS AG, London Branch, Murray Hill Funding II, LLC, U.S. Bank National Association, Murray Hill Funding, LLC and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.33
October 2000 Version Global Master Repurchase Agreement, by and between UBS AG and Murray Hill Funding, LLC, together with the related Annex and Master Confirmation thereto, each dated as of May 19, 2017 (Incorporated by reference to Exhibit 10.5 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.34
Collateral Management Agreement, dated as of May 19, 2017, by and between CION Investment Management, LLC and Murray Hill Funding II, LLC (Incorporated by reference to Exhibit 10.6 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.35
Collateral Administration Agreement, dated as of May 19, 2017, by and among Murray Hill Funding II, LLC, CION Investment Management, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.7 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

10.36
Murray Hill Funding II, LLC Class A Notes Due 2027 (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 7, 2017 (File No. 814-00941)).

10.37
First Amended and Restated Master Confirmation, dated as of December 1, 2017, to the October 2000 Version Global Master Repurchase Agreement, dated as of May 19, 2017, by and between UBS AG, London Branch and Murray Hill Funding, LLC (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 7, 2017 (File No. 814-00941)).

Exhibit Number	Description of Document
10.38
Loan and Servicing Agreement, dated as of December 19, 2017, by and among 33rd Street Funding, LLC, CION Investment Management, LLC, Morgan Stanley Asset Funding Inc., Morgan Stanley Bank, N.A. and U.S. Bank National Association (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 22, 2017 (File No. 814-00941)).

10.39
Sale and Contribution Agreement, dated as of December 19, 2017, by and between 33rd Street Funding, LLC and CĪON Investment Corporation (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 22, 2017 (File No. 814-00941)).

10.40
Portfolio Management Agreement, dated as of December 19, 2017, by and between 33rd Street Funding, LLC and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 22, 2017 (File No. 814-00941)).

10.41
Administration Agreement, dated as of April 1, 2018, by and between CĪON Investment Corporation and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on April 3, 2018 (File No. 814-00941)).

10.42
Third Amendment to Amended and Restated Loan Agreement, dated as of May 23, 2018, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2018 (File No. 814-00941)).

31.1	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.
31.2	Rule 13a-14(a)/15d-14(a) Certification of Co-Chief Executive Officer.
31.3	Rule 13a-14(a)/15d-14(a) Certification of Chief Financial Officer.
32.1	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of Co-Chief Executive Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.3	Certification of Chief Financial Officer pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: November 9, 2018
CĪON Investment Corporation
(Registrant)

By: /s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer
(Principal Executive Officer)

By: /s/ Mark Gatto
Mark Gatto
Co-Chief Executive Officer
(Principal Executive Officer)

By: /s/ Keith S. Franz
Keith S. Franz
Chief Financial Officer
(Principal Financial and Accounting Officer)